UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2017

Date of reporting period :	November 1, 2016 — October 31, 2017

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Absolute Return 500 Fund®

Annual report
10 | 31 | 17

Absolute return funds are designed for a wide range of investors and pursue positive returns with less volatility over time than more traditional funds.

FUND SYMBOL
CLASS A
PJMDX

Putnam
Absolute Return
500 Fund ®

Annual report
10 | 31 | 17

Consider these risks before investing: Allocation of assets among asset classes may hurt performance. The value of stocks and bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions (including perceptions about the risk of default and expectations about monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. International investing involves currency, economic, and political risks. Emerging-market securities have illiquidity and volatility risks. Our alpha strategy may lose money or not earn a return sufficient to cover associated trading and other costs. Our use of leverage obtained through derivatives increases these risks by increasing investment exposure. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. The fund’s efforts to produce lower-volatility returns may not be successful and may make it more difficult at times for the fund to achieve its targeted return. Under certain market conditions, the fund may accept greater-than-typical volatility to seek its targeted return. The fund may not achieve its goal, and it is not intended to be a complete investment program. You can lose money by investing in the fund. The fund’s prospectus lists additional risks. The fund is not intended to outperform stocks and bonds during strong market rallies.

Message from the Trustees

December 13, 2017

Dear Fellow Shareholder:

A fair amount of investor optimism has helped keep financial markets on a steady course throughout 2017. Global stock markets have generally made solid advances with low volatility, while bond market performance has been a bit more uneven. As we look ahead to the new year, it is important to note that a number of macroeconomic and geopolitical risks around the world could disrupt market momentum.

In all market environments, we believe investors should remain focused on time-tested strategies: maintain a well-diversified portfolio, think about long-term goals, and speak regularly with your financial advisor. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

We would like to take this opportunity to recognize and thank Robert J. Darretta, John A. Hill, and W. Thomas Stephens, who recently retired from your fund’s Board of Trustees. We are grateful for their years of work on behalf of you and your fellow shareholders, and we wish them well in their future endeavors.

Thank you for investing with Putnam.

Performance history as of 10/31/17

Annualized total return (%) comparison

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 9–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

The fund seeks to earn a positive total return that exceeds the return on U.S. Treasury bills by 500 basis points (or 5.00%) on an annualized basis over a reasonable period of time (generally at least three years or more) regardless of market conditions.

The fund is not expected to outperform during periods of market rallies.

Recent broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 10/31/17. See above and pages 9–11 for additional fund performance information. Index descriptions can be found on page 15.

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Interview with your fund’s portfolio manager

Bob is Co-Head of Global Asset Allocation (GAA). He holds an M.B.A. from the Graduate School of Business, Bentley University, and a B.A. from the University of Massachusetts, Amherst. Bob joined Putnam in 1989 and has been in the investment industry since 1988.

In addition to Bob, your fund is managed by Chief Investment Officer, GAA, Robert J. Schoen, and Co-Heads of GAA James A. Fetch and Jason R. Vaillancourt, CFA.

How would you describe the global investment environment during the 12-month reporting period ended October 31, 2017?

A number of political events defined the period, causing different types of uncertainty, but ultimately, investor fears mostly abated and demand for riskier assets persisted. At the start of the period, U.S. stock markets rallied strongly after the election of Donald Trump. Anticipation of a potential combination of tax cuts, fiscal stimulus, and deregulation played a key role. At the same time, the removal of some political uncertainty, as well as solid economic fundamentals, also contributed. This became clear when the rally persisted despite a faltering implementation of the new administration’s agenda. Market resilience was later affirmed when neither the severe hurricane season nor emerging geopolitical risks were enough to disrupt the global economy.

For the period as a whole it took longer for international stock markets to gain traction as investors considered potential negative effects on trade due to talk of U.S. protectionism and rising populist sentiment in other countries. International market performance improved

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Portfolio composition

Allocations are shown as a percentage of the fund’s net assets as of 10/31/17. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Allocations may not total 100% because the table includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

Negative weights may result from timing differences between trade and settlement dates of securities, such as TBAs, or from the use of derivatives.

as global economic growth firmed, and as moderate parties won a series of elections in Europe. Political fears subsided and international stocks ultimately matched gains in the United States for the period.

Investment-grade fixed-income markets ended the period relatively flat, at first selling off after the U.S. election in anticipation of interest rate increases by the Federal Reserve and expectations that policies of the new administration would drive inflation and interest rates higher. The benchmark 10-year Treasury yield began the reporting period at 1.83% and reached a high of 2.60% shortly thereafter when the Fed increased rates at its December 2016 meeting. From that point, long-term yields settled into a lower range, ending the reporting period at 2.38%. [As bond prices decrease, yields rise.] Treasury yields at the short end of the yield curve continued

4 Absolute Return 500 Fund

to increase throughout the period as the Fed raised the overnight rate 25 basis points again in March and June of 2017. The Fed also set a schedule for reduction of its balance sheet, consisting of $4 trillion in bonds purchased to help steady markets in recent years. Spreads between Treasuries and corporate bonds tightened as investors continued to favor higher-yielding securities.

For the period overall, the S&P 500 Index, a bellwether for the broad U.S. stock market, returned 23.63%. Equities in the international developed markets outside the United States, as represented by the MSCI EAFE Index [ND], returned 23.44%. On the fixed-income side, the Bloomberg Barclays U.S. Aggregate Bond Index reflected rising rates, returning 0.90% for the period, while the JPMorgan Developed High Yield Index gained 9.60%.

Would you please summarize the fund’s overall investment approach?

Putnam Absolute Return 500 Fund seeks to earn a positive total return that exceeds the return of U.S. Treasury bills by 5% on an annualized basis over a reasonable time period [generally at least three years or more] regardless of market conditions.

We pursue more consistent results by utilizing both directional and non-directional strategies. Directional strategies look to capitalize on opportunities in global markets based on our assessment of broad market trends. These trends may involve either positive or negative market movements. Non-directional strategies are market-neutral trades that seek to add value regardless of global market trends.

Top 10 holdings

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 10/31/17. Short-term investments, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

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We shift the composition of the portfolio’s risk between directional and non-directional strategies based on our active views regarding the relative potential of these approaches. In addition, the portfolio’s total risk exposure is adjusted based on our outlook and current market conditions. We use a variety of security types and other tools to implement our investment process as we seek to manage various global risks.

How did directional strategies influence the fund’s performance during the 12-month reporting period?

The fund delivered positive performance for the period and both directional and non-directional strategies contributed to that result. Within our directional exposures, long exposure to U.S. equity markets was the biggest driver of returns. We also added value from tactical positioning within commodities, where we maintained long and short exposures at various points during the period, and within credit risk, specifically high-yield bonds.

Directional returns were somewhat offset by weakness in rate-sensitive fixed-income positions. The fund had long exposures to U.S. 10-year Treasuries, which performed poorly as rates moved meaningfully higher at the end of 2016 before trading in a range later in the period. Despite headwinds for rate-sensitive fixed income during the period, we believe that the asset class still provides an important diversification benefit for multi-asset portfolios, in that their returns are not typically correlated with equity performance.

How did the fund’s non-directional strategies perform during the period?

Non-directional strategies provided the higher percentage of return during the period. Equity-selection alpha strategies, which seek to take advantage of market-neutral opportunities across stock markets, produced some of the best returns. We saw particularly strong performance from a quantitative global equity long/short strategy and a fundamental long/short strategy in the United States. In other non-directional strategies, we enjoyed

Portfolio composition comparison

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6 Absolute Return 500 Fund

strong gains from a mean reversion strategy, which seeks to take advantage of short-term moves in the S&P 500. Fixed-income security selection also added value, with a structured credit strategy that primarily focuses on the securitized mortgage market performing particularly well.

What is your outlook for the coming months?

Consumer and business confidence has remained high for the most part. The Fed has indicated it will take a measured approach to increasing rates and reducing its fixed-income holdings. In our view, the European Central Bank and the Bank of England are also at least moving in the direction of allowing rates to rise. Bearing in mind that global rates outside the United States are still near historic lows, we expect rate normalization to continue, though monetary policy on the whole remains accommodative.

After a period of strong stock market gains and low volatility, an increase in volatility is certainly a possibility, but economic factors are not signaling a recession, in our view. At the same time, we believe that high-yield bonds, which rallied as investment-grade sectors sold off, are becoming less attractive as spreads tighten and we move later in the credit cycle. Overall, we see indications that commodity prices have upside, but as always, the global growth outlook, which we believe currently has a solid foundation, will be a factor.

Did derivative strategies have an impact on performance?

We can use a variety of derivatives to implement certain strategies or positions within the

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Absolute Return 500 Fund 7

portfolio; however, evaluating performance of derivatives alone does not provide meaningful insight into the performance of strategies or positions.

During the period, we had positive results from futures used to manage exposure to market risk, to hedge prepayment and interest-rate risk, to gain exposure to interest rates, and to equitize cash. Derivative strategies that detracted from performance included options to hedge duration, convexity, and prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities owned or expected to own, generate additional income, enhance returns of securities, gain exposure to securities, and to manage downside risks. There were also negative impacts from total return swaps used to hedge, manage, and/or gain exposure to specific markets, countries, sectors, industries, securities, and baskets of securities. Lastly, interest-rate swaps to hedge interest-rate and prepayment risk and to gain exposure to rates produced negative results.

How do you plan to position the fund in the coming market environment?

We continue to favor non-directional risk over directional risk because with a complicated global economic picture, we believe we can add the most value with non-directional strategies that don’t rely on global market moves. Within directional risk, we will continue to take a tactical approach, adjusting the fund’s exposure across various markets as conditions warrant.

Within the U.S. equity market, we believe it will be necessary to remain flexible as domestic policy, regulatory, and legislative processes evolve. Within fixed income, we continue to focus on less-rate-sensitive sectors such as mortgages. We also anticipate that there may be selective opportunity within commodities markets. While we have most of our directional exposure in equities and commodities today, we will continue to monitor evolving market conditions.

Thank you for your time and for bringing us up to date, Bob.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

8 Absolute Return 500 Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2017, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class P, R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/17

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year
Class A (12/23/08)
Before sales charge	40.68%	3.93%	15.37%	2.90%	8.36%	2.71%	6.61%
After sales charge	32.59	3.24	8.74	1.69	2.13	0.70	0.48
Class B (12/23/08)
Before CDSC	32.44	3.22	11.17	2.14	5.95	1.95	5.86
After CDSC	32.44	3.22	9.17	1.77	3.07	1.01	0.86
Class C (12/23/08)
Before CDSC	31.76	3.16	11.19	2.14	6.06	1.98	5.88
After CDSC	31.76	3.16	11.19	2.14	6.06	1.98	4.88
Class M (12/23/08)
Before sales charge	34.54	3.41	12.45	2.37	6.71	2.19	6.13
After sales charge	29.83	2.99	8.52	1.65	2.98	0.98	2.41
Class P (8/31/16)
Net asset value	44.15	4.22	17.07	3.20	9.40	3.04	7.04
Class R (12/23/08)
Net asset value	37.66	3.68	14.02	2.66	7.67	2.49	6.38
Class R6 (7/2/12)
Net asset value	44.47	4.24	17.33	3.25	9.42	3.05	7.03
Class Y (12/23/08)
Net asset value	43.90	4.20	16.87	3.17	9.21	2.98	6.96

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class P, R, R6, and Y shares have no initial sales charge or CDSC. Performance for class P and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class P and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Absolute Return 500 Fund 9

Comparative index returns For periods ended 10/31/17

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year
ICE BofAML U.S.
Treasury Bill Index	2.04%	0.23%	1.29%	0.26%	1.11%	0.37%	0.69%
Bloomberg
Barclays U.S.
Aggregate Bond	40.65	3.93	10.60	2.04	7.37	2.40	0.90
Index
S&P 500 Index	260.62	15.59	102.72	15.18	35.93	10.77	23.63

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $13,244 and $13,176, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $12,983. A $10,000 investment in the fund’s class P, R, R6, and Y shares would have been valued at $14,415, $13,766, $14,447, and $14,390, respectively.

Fund price and distribution information For the 12-month period ended 10/31/17

	Class A		Class B	Class C	Class M		Class P	Class R	ClassR6	Class Y
	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value
10/31/16	$10.74	$11.40	$10.58	$10.55	$10.61	$10.99	$10.79	$10.97	$10.81	$10.78
10/31/17	11.45	12.15	11.20	11.17	11.26	11.67	11.55	11.67	11.57	11.53

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

10 Absolute Return 500 Fund

Fund performance as of most recent calendar quarter Total return for periods ended 9/30/17

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year
Class A (12/23/08)
Before sales charge	39.33%	3.85%	13.86%	2.63%	7.41%	2.41%	5.29%
After sales charge	31.32	3.16	7.31	1.42	1.23	0.41	–0.76
Class B (12/23/08)
Before CDSC	31.17	3.14	9.68	1.87	5.01	1.64	4.42
After CDSC	31.17	3.14	7.71	1.50	2.15	0.71	–0.58
Class C (12/23/08)
Before CDSC	30.47	3.08	9.60	1.85	4.93	1.62	4.44
After CDSC	30.47	3.08	9.60	1.85	4.93	1.62	3.44
Class M (12/23/08)
Before sales charge	33.35	3.34	11.06	2.12	5.76	1.89	4.69
After sales charge	28.68	2.92	7.17	1.39	2.06	0.68	1.03
Class P (8/31/16)
Net asset value	42.65	4.13	15.45	2.91	8.35	2.71	5.64
Class R (12/23/08)
Net asset value	36.36	3.60	12.54	2.39	6.66	2.17	5.00
Class R6 (7/2/12)
Net asset value	43.09	4.17	15.81	2.98	8.47	2.75	5.62
Class Y (12/23/08)
Net asset value	42.53	4.12	15.35	2.90	8.26	2.68	5.55

See the discussion following the fund performance table on page 9 for information about the calculation of fund performance.

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Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class P	Class R	Class R6	Class Y
Net expenses for the fiscal
year ended 10/31/16*	1.07%	1.82%	1.82%	1.57%	0.70%**	1.32%	0.74%	0.82%
Total annual operating
expenses for the fiscal year
ended 10/31/16	1.10%	1.85%	1.85%	1.60%	0.73%**	1.35%	0.77%	0.85%
Annualized expense ratio
for the six-month period
ended 10/31/17†‡	1.01%	1.76%	1.76%	1.51%	0.65%	1.26%	0.69%	0.76%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees and expenses of 0.02%, which is not included in the financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 2/28/18.

** Other expenses are based on expenses of class A shares for the fund’s last fiscal year, adjusted to reflect the lower investor servicing fees applicable to class P shares.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

‡ Includes a decrease of 0.13% from annualizing the performance fee adjustment for the six months ended 10/31/17.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 5/1/17 to 10/31/17. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class P	Class R	Class R6	Class Y
Expenses paid per $1,000 *†	$5.17	$8.99	$8.99	$7.72	$3.33	$6.45	$3.53	$3.89
Ending value (after expenses)	$1,030.60	$1,026.60	$1,027.60	$1,028.30	$1,033.10	$1,030.00	$1,032.10	$1,032.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

12 Absolute Return 500 Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 10/31/17, use the following calculation method. To find the value of your investment on 5/1/17, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class P	Class R	Class R6	Class Y
Expenses paid per $1,000 *†	$5.14	$8.94	$8.94	$7.68	$3.31	$6.41	$3.52	$3.87
Ending value (after expenses)	$1,020.11	$1,016.33	$1,016.33	$1,017.59	$1,021.93	$1,018.85	$1,021.73	$1,021.37

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class P shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are available only to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

14 Absolute Return 500 Fund

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

MSCI EAFE Index (ND) is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom, assumes no liability in connection with the use of the foregoing, and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Absolute Return 500 Fund 15

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2017, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2017, Putnam employees had approximately $515,000,000 and the Trustees had approximately $91,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 Absolute Return 500 Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Absolute Return 500 Fund 17

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2017, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2017, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2017 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2017. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of

18 Absolute Return 500 Fund

the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

In addition, your fund’s management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. In the course of reviewing investment performance, the Trustees examined the operation of your fund’s performance fees and concluded that these fees were operating effectively to align further Putnam Management’s economic interests with those of the fund’s shareholders.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations that were in effect during your fund’s fiscal year ending in 2016. These expense limitations were: (i) a contractual expense limitation applicable to specified retail open-end funds, including your fund, of 25 basis points (until September 1, 2016, this limitation was 32 basis points) on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2016. Putnam Management has agreed to maintain these expense limitations until at least February 28, 2019. In addition, Putnam Management contractually agreed to waive fees and/or reimburse expenses of your fund to the extent that expenses of the fund (excluding payments under the fund’s distribution plans, investor servicing fees, any applicable performance-based upward or downward adjustments to the fund’s base management fee, brokerage, interest, taxes, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses) would exceed an annual rate of 0.77% of its average net assets through at least February 28, 2019. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This

Absolute Return 500 Fund 19

comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2016. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2016 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans, charities, college endowments, foundations, sub-advised third-party mutual funds, state, local and non-U.S. government entities, and corporations. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam Funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. In addition, in response to a request from the Independent Trustees, Putnam Management provided the Trustees with in-depth presentations regarding each of the equity and fixed income investment teams, including the operation of the teams and their investment approaches. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

20 Absolute Return 500 Fund

The Trustees considered that 2016 was a challenging year for the performance of the Putnam funds, with generally disappointing results for the international and global equity funds and taxable fixed income funds, mixed results for small-cap equity, Spectrum, global asset allocation, equity research and tax exempt fixed income funds, but generally strong results for U.S. equity funds. The Trustees noted, however, that they were encouraged by the positive performance trend since mid-year 2016 across most Putnam Funds. In particular, from May 1, 2016 through April 30, 2017, 51% of Putnam Fund assets were in the top quartile and 87% were above the median of the Putnam Funds’ competitive industry rankings. They noted that the longer-term performance of the Putnam funds generally continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 5th-best performing mutual fund complex out of 54 complexes for the five-year period ended December 31, 2016. In addition, while the survey ranked the Putnam Funds 52nd out of 61 mutual fund complexes for the one-year period ended 2016, the Putnam Funds have ranked 1st or 2nd in the survey for the one-year period three times since 2009 (most recently in 2013). They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2016 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered information about your fund’s total return, its performance relative to its benchmark and its targeted return over the one-year, three-year and five-year periods ended December 31, 2016. The fund seeks to achieve its targeted annual return over a reasonable period of time, generally at least three years or more, and the fund’s performance is not necessarily expected to match its targeted annual return over shorter periods. Your fund’s class A shares’ return net of fees and expenses was positive and exceeded the return of its benchmark over the one-year, three-year and five-year periods ended December 31, 2016. Your fund’s class A shares’ return net of fees and expenses trailed the fund’s targeted annual return, which is the return of its benchmark plus 500 basis points, over the one-year, three-year and five-year periods. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of

Absolute Return 500 Fund 21

available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee, including any developments with respect to the European Union’s updated Markets in Financial Instruments Directive and its potential impact on PIL’s use of client commissions to obtain investment research. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

22 Absolute Return 500 Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

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Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Funds Trust and Shareholders of
Putnam Absolute Return 500 Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Absolute Return 500 Fund (the “Fund”) as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, brokers, and transfer agent of the underlying funds, and when replies were not received from brokers, we performed other auditing procedures, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 13, 2017

24 Absolute Return 500 Fund

The fund’s portfolio 10/31/17

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (14.0%)*	amount	Value
U.S. Government Guaranteed Mortgage Obligations (1.1%)
Government National Mortgage Association Pass-Through Certificates
4.50%, TBA, 11/1/47	$6,000,000	$6,359,531
4.00%, TBA, 11/1/47	4,000,000	4,200,312
		10,559,843
U.S. Government Agency Mortgage Obligations (12.9%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
3.50%, 8/1/43	653,611	676,615
3.00%, 3/1/43	607,798	612,119
Federal National Mortgage Association Pass-Through Certificates
5.50%, TBA, 11/1/47	2,000,000	2,207,969
5.50%, 1/1/38	567,530	630,337
4.00%, TBA, 11/1/47	5,000,000	5,247,656
3.50%, with due dates from 7/1/43 to 6/1/56	1,604,355	1,656,709
3.50%, TBA, 12/1/47	37,000,000	37,966,914
3.50%, TBA, 11/1/47	37,000,000	38,031,952
3.00%, TBA, 11/1/47	19,000,000	19,011,875
2.50%, TBA, 11/1/47	15,000,000	14,483,204
		120,525,350
Total U.S. government and agency mortgage obligations (cost $131,266,744)		$131,085,193

	Principal
U.S. TREASURY OBLIGATIONS (—%)*	amount	Value
U.S. Treasury Notes 1.125%, 9/30/21 [i]	$138,000	$134,205
Total U.S. treasury obligations (cost $134,205)		$134,205

COMMON STOCKS (13.4%)*	Shares	Value
Basic materials (1.4%)
Anhui Conch Cement Co., Ltd. (China)	336,000	$1,436,358
China Lesso Group Holdings, Ltd. (China)	1,208,000	806,737
China Railway Construction Corp., Ltd. (China)	1,097,500	1,377,256
Lotte Chemical Corp. (South Korea)	5,386	1,776,344
Mondi, Ltd. (South Africa)	47,666	1,143,377
PTT Global Chemical PCL (Thailand)	962,200	2,317,158
Sappi, Ltd. (South Africa)	179,062	1,199,340
Siam Cement PCL (The) (Thailand)	139,850	2,054,389
Sinopec Shanghai Petrochemical Co., Ltd. (China)	2,422,000	1,443,626
		13,554,585
Capital goods (0.4%)
China Railway Group, Ltd. (China)	2,439,000	1,960,229
United Tractors Tbk PT (Indonesia)	666,200	1,703,262
		3,663,491
Communication services (1.6%)
China Mobile, Ltd. (China)	43,000	431,852
China Telecom Corp., Ltd. (China)	1,386,000	694,652
DISH Network Corp. Class A †	169,679	8,236,219
LG Uplus Corp. (South Korea)	113,590	1,302,835

Absolute Return 500 Fund 25

COMMON STOCKS (13.4%)* cont.	Shares	Value
Communication services cont.
SK Telecom Co., Ltd. (South Korea)	8,559	$2,016,848
Telekomunikasi Indonesia Persero Tbk PT (Indonesia)	7,127,600	2,117,915
		14,800,321
Consumer cyclicals (1.4%)
Caesars Entertainment Corp. † S	3,900	50,505
China Dongxiang Group Co., Ltd. (China)	1,528,000	284,000
Dongfeng Motor Group Co., Ltd. (China)	960,000	1,316,687
Ford Otomotiv Sanayi AS (Turkey)	73,207	1,033,395
Genting Bhd (Malaysia)	669,100	1,430,343
Haier Electronics Group Co., Ltd. (China)	106,000	279,219
Imperial Holdings, Ltd. (South Africa)	49,551	710,142
Itausa — Investimentos Itau SA (Preference) (Brazil)	35,500	113,728
KOC Holding AS (Turkey)	257,638	1,151,834
Naspers, Ltd. Class N (South Africa)	1,158	282,154
Pou Chen Corp. (Taiwan)	770,000	970,175
President Chain Store Corp. (Taiwan)	88,000	790,729
Qualicorp SA (Brazil)	211,600	2,263,932
Smiles Fidelidade SA (Brazil)	105,300	2,752,163
		13,429,006
Consumer staples (0.3%)
China Literature, Ltd. (China) †	69	491
Gruma SAB de CV Class B (Mexico)	25,173	330,397
Hanwha Corp. (South Korea)	34,049	1,356,976
Indofood Sukses Makmur Tbk PT (Indonesia)	2,178,400	1,317,079
		3,004,943
Energy (0.6%)
China Shenhua Energy Co., Ltd. (China)	510,500	1,219,745
PTT PCL (Foreign depositary shares) (Thailand)	141,400	1,787,718
SK Innovation Co., Ltd. (South Korea)	9,942	1,819,173
Thai Oil PCL (Thailand)	155,000	475,918
Vantage Drilling International (Units) †	1,527	262,644
		5,565,198
Financials (3.2%)
Agricultural Bank of China, Ltd. (China)	4,813,000	2,264,172
Banco Santander (Brasil) S.A. (Units) (Brazil)	42,000	367,322
Bank Negara Indonesia Persero Tbk PT (Indonesia)	124,000	69,486
Bank of China, Ltd. (China)	2,731,000	1,361,754
Bank of Communications Co., Ltd. (China)	2,199,000	1,657,410
Chailease Holding Co., Ltd. (Taiwan)	471,000	1,215,000
China Cinda Asset Management Co., Ltd. (China)	3,518,000	1,366,362
China Construction Bank Corp. (China)	4,447,000	3,967,380
China Huarong Asset Management Co., Ltd. (China)	3,205,000	1,507,723
Chongqing Rural Commercial Bank Co., Ltd. (China)	1,322,000	898,121
Guangzhou R&F Properties Co., Ltd. (China)	516,400	1,100,132
Hyundai Marine & Fire Insurance Co., Ltd. (South Korea)	6,426	260,114
Industrial & Commercial Bank of China, Ltd. (China)	4,772,000	3,786,331
Industrial Bank of Korea (South Korea)	171,092	2,344,144
KB Financial Group, Inc. (South Korea)	3,184	165,971
Old Mutual PLC (South Africa)	731,719	1,856,200

26 Absolute Return 500 Fund

COMMON STOCKS (13.4%)* cont.	Shares	Value
Financials cont.
People’s Insurance Co. Group of China, Ltd. (China)	2,783,000	$1,323,471
Shinhan Financial Group Co., Ltd. (South Korea)	21,247	952,023
Turkiye Garanti Bankasi AS (Turkey)	437,269	1,202,229
Turkiye Halk Bankasi AS (Turkey)	87,759	255,859
Turkiye Is Bankasi Class C (Turkey)	590,527	1,111,456
Yuanta Financial Holding Co., Ltd. (Taiwan)	1,577,000	700,668
		29,733,328
Health care (0.1%)
Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd. (China)	100,000	351,219
Hengan International Group Co., Ltd. (China)	63,500	625,933
		977,152
Technology (3.5%)
Acer, Inc. (Taiwan)	1,141,000	590,182
Alibaba Group Holding, Ltd. ADR (China) † S	13,442	2,485,291
Changyou.com, Ltd. ADR (China) † S	30,673	1,188,272
Hon Hai Precision Industry Co., Ltd. (Taiwan)	1,017,500	3,778,577
Pegatron Corp. (Taiwan)	424,000	1,096,570
Radiant Opto-Electronics Corp. (Taiwan)	528,000	1,172,964
Samsung Electronics Co., Ltd. (South Korea)	4,136	10,166,946
SK Hynix, Inc. (South Korea)	25,693	1,885,094
Taiwan Semiconductor Manufacturing Co., Ltd. ADR (Taiwan) S	67,798	2,869,889
Tencent Holdings, Ltd. (China)	86,700	3,887,464
Tripod Technology Corp. (Taiwan)	188,000	691,921
YY, Inc. ADR (China) †	23,044	2,082,947
		31,896,117
Transportation (0.2%)
Aeroflot — Russian Airlines PJSC (Russia)	86,823	267,854
AirAsia Bhd (Malaysia)	1,008,500	795,651
MISC Bhd (Malaysia)	479,500	787,180
		1,850,685
Utilities and power (0.7%)
Cia de Saneamento Basico do Estado de Sao Paulo (Brazil)	207,800	1,892,960
Cia de Transmissao de Energia Eletrica Paulista (Preference) (Brazil)	56,900	1,156,681
CPFL Energia SA (Brazil)	151,500	1,273,576
Tenaga Nasional Bhd (Malaysia)	662,600	2,347,703
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights)	11,847	12,439
Transneft PJSC (Preference) (Russia)	52	164,879
		6,848,238
Total common stocks (cost $103,705,923)		$125,323,064

	Principal
COMMODITY LINKED NOTES (9.4%)*†††	amount	Value
Bank of America Corp. 144A sr. unsec. notes 1-month LIBOR less 0.11%,
2018 (Indexed to the S&P GSCI Index Total Return multiplied by 3)	$11,200,000	$13,402,347
Bank of America Corp. 144A sr. unsec. unsub. notes 1-month LIBOR less
0.11%, 2018 (Indexed to the BofA Merrill Lynch Commodity MLBX4SX6
Excess Return Strategy multiplied by 3)	2,100,000	2,134,342
Bank of America Corp. 144A sr. unsec. unsub. notes 1-month LIBOR less
0.11%, 2018 (Indexed to the BofA Merrill Lynch Commodity MLCXP2KS
Excess Return Strategy multiplied by 3)	4,600,000	4,850,398

Absolute Return 500 Fund 27

	Principal
COMMODITY LINKED NOTES (9.4%)*††† cont.	amount	Value
Bank of America Corp. 144A sr. unsec. unsub. notes 1-month LIBOR less
0.14%, 2018 (Indexed to the BofA Merrill Lynch Commodity MLBX4SX6
Excess Return Strategy multiplied by 3)	$7,500,000	$8,234,902
Citigroup Global Markets Holdings Inc. sr. notes Ser. N, 1-month
USD LIBOR less 0.12%, 2018 (Indexed to the Citi Commodities
F3 vs F0 – 4x Leveraged CVIC4X30 Index multiplied by 3)	4,030,000	4,147,547
Deutsche Bank AG/London 144A sr. unsec. notes 1-month LIBOR less
0.16%, 2018 (Indexed to the S&P GSCI Total Return Index multiplied
by 3) (Germany)	27,298,000	31,512,811
UBS AG/London 144A sr. notes 1-month LIBOR less 0.10%, 2017
(Indexed to the UBSIF3AT Index multiplied by 3) (United Kingdom)	7,079,160	7,308,160
UBS AG/London 144A sr. notes 1-month LIBOR less 0.10%, 2018
(Indexed to the UBSIF3AT Index multiplied by 3) (United Kingdom)	15,839,000	16,468,927
Total commodity Linked Notes (cost $79,646,160)		$88,059,434

INVESTMENT COMPANIES (7.7%)*	Shares	Value
Consumer Discretionary Select Sector SPDR Fund	109,600	$10,082,104
Consumer Staples Select Sector SPDR Fund S	179,600	9,534,964
Financial Select Sector SPDR Fund	397,900	10,584,140
iShares MSCI India ETF (India)	324,432	11,434,606
Technology Select Sector SPDR Fund	167,000	10,512,650
Utility Select Sector SPDR Fund S	358,000	19,732,960
Total investment companies (cost $67,675,119)		$71,881,424

	Principal
MORTGAGE-BACKED SECURITIES (6.9%)*	amount	Value
Agency collateralized mortgage obligations (4.1%)
Federal Home Loan Mortgage Corporation
IFB Ser. 2990, Class LB (-2.556 x 1 Month US LIBOR) + 16.95%,
13.779%, 6/15/34	$69,570	$82,304
IFB Ser. 3747, Class SA, IO (-1 x 1 Month US LIBOR) + 6.50%,
5.261%, 10/15/40	1,137,303	189,618
IFB Ser. 4073, Class AS, IO (-1 x 1 Month US LIBOR) + 6.05%,
4.811%, 8/15/38	3,154,311	260,459
IFB Ser. 3852, Class NT (-1 x 1 Month US LIBOR) + 6.00%,
4.761%, 5/15/41	1,305,046	1,287,246
Ser. 4122, Class TI, IO, 4.50%, 10/15/42	764,751	148,239
Ser. 4568, Class MI, IO, 4.00%, 4/15/46	2,723,718	435,795
Ser. 4530, Class HI, IO, 4.00%, 11/15/45	2,516,787	417,032
Ser. 4389, Class IA, IO, 4.00%, 9/15/44	2,216,183	392,825
Ser. 4355, Class DI, IO, 4.00%, 3/15/44	2,192,921	288,847
Ser. 4193, Class PI, IO, 4.00%, 3/15/43	1,658,466	255,193
Ser. 4121, Class MI, IO, 4.00%, 10/15/42	1,123,372	212,036
Ser. 4116, Class MI, IO, 4.00%, 10/1/42	1,943,252	370,576
Ser. 4213, Class GI, IO, 4.00%, 11/15/41	604,118	82,754
Ser. 4501, Class BI, IO, 3.50%, 10/15/43	2,841,736	391,051
Ser. 303, Class C18, IO, 3.50%, 1/15/43	1,561,747	288,362
Ser. 4136, Class IW, IO, 3.50%, 10/15/42	1,765,167	232,326
Ser. 4097, Class PI, IO, 3.50%, 11/15/40	1,830,111	236,000
Ser. 4150, Class DI, IO, 3.00%, 1/15/43	1,414,043	179,407
Ser. 4158, Class TI, IO, 3.00%, 12/15/42	3,255,384	330,259

28 Absolute Return 500 Fund

	Principal
MORTGAGE-BACKED SECURITIES (6.9%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
Ser. 4183, Class MI, IO, 3.00%, 2/15/42	$1,251,354	$114,874
Ser. 4206, Class IP, IO, 3.00%, 12/15/41	2,099,839	202,822
FRB Ser. 8, Class A9, IO, 0.456%, 11/15/28 W	145,595	2,002
FRB Ser. 59, Class 1AX, IO, 0.274%, 10/25/43 W	388,588	3,825
Ser. 48, Class A2, IO, 0.212%, 7/25/33 W	599,878	4,406
Ser. 315, PO, zero %, 9/15/43	2,358,784	1,932,005
Ser. 3206, Class EO, PO, zero %, 8/15/36	23,400	20,547
Ser. 3175, Class MO, PO, zero %, 6/15/36	19,741	16,539
Federal National Mortgage Association
IFB Ser. 05-74, Class NK (-5 x 1 Month US LIBOR) + 27.50%,
21.311%, 5/25/35	44,317	60,498
IFB Ser. 11-4, Class CS (-2 x 1 Month US LIBOR) + 12.90%,
10.424%, 5/25/40	450,899	521,236
Ser. 16-3, Class NI, IO, 6.00%, 2/25/46	2,054,404	488,330
Ser. 397, Class 2, IO, 5.00%, 9/25/39	17,069	3,505
Ser. 14-47, Class IP, IO, 4.00%, 3/25/44	1,518,306	264,088
Ser. 12-124, Class UI, IO, 4.00%, 11/25/42	2,466,611	500,660
Ser. 12-22, Class CI, IO, 4.00%, 3/25/41	1,918,010	261,296
Ser. 12-136, Class PI, IO, 3.50%, 11/25/42	1,137,159	107,861
Ser. 14-10, IO, 3.50%, 8/25/42	970,605	153,708
Ser. 12-101, Class PI, IO, 3.50%, 8/25/40	1,171,789	131,308
Ser. 13-21, Class AI, IO, 3.50%, 3/25/33	1,797,684	251,703
Ser. 12-151, Class PI, IO, 3.00%, 1/25/43	1,346,525	149,980
Ser. 6, Class BI, IO, 3.00%, 12/25/42	1,865,865	123,621
Ser. 13-35, Class IP, IO, 3.00%, 6/25/42	1,964,904	153,151
Ser. 13-23, Class PI, IO, 3.00%, 10/25/41	3,299,189	206,463
Ser. 13-31, Class NI, IO, 3.00%, 6/25/41	2,754,608	191,374
Ser. 98-W5, Class X, IO, 0.525%, 7/25/28 W	287,221	14,002
Ser. 98-W2, Class X, IO, 0.387%, 6/25/28 W	940,871	45,867
Government National Mortgage Association
Ser. 16-150, Class I, IO, 5.00%, 11/20/46	3,072,562	597,306
Ser. 14-122, Class IC, IO, 5.00%, 8/20/44	929,601	189,722
Ser. 14-76, IO, 5.00%, 5/20/44	1,935,674	403,880
Ser. 14-163, Class NI, IO, 5.00%, 2/20/44	1,120,479	208,687
Ser. 14-2, Class IC, IO, 5.00%, 1/16/44	2,624,416	580,208
Ser. 13-3, Class IT, IO, 5.00%, 1/20/43	717,652	155,188
Ser. 11-116, Class IB, IO, 5.00%, 10/20/40	42,176	3,104
Ser. 10-35, Class UI, IO, 5.00%, 3/20/40	396,953	86,229
Ser. 10-20, Class UI, IO, 5.00%, 2/20/40	488,581	102,622
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	2,088,933	454,458
Ser. 09-121, Class UI, IO, 5.00%, 12/20/39	1,288,666	272,179
IFB Ser. 13-129, Class SN, IO (-1 x 1 Month US LIBOR) + 6.15%,
4.911%, 9/20/43	411,588	64,953
IFB Ser. 13-99, Class VS, IO (-1 x 1 Month US LIBOR) + 6.10%,
4.861%, 7/16/43	482,781	74,720
Ser. 15-80, Class IA, IO, 4.50%, 6/20/45	3,098,897	605,904
Ser. 15-167, Class BI, IO, 4.50%, 4/16/45	1,352,410	299,532
Ser. 11-18, Class PI, IO, 4.50%, 8/20/40	39,035	4,991

Absolute Return 500 Fund 29

	Principal
MORTGAGE-BACKED SECURITIES (6.9%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 10-35, Class AI, IO, 4.50%, 3/20/40	$922,964	$181,676
Ser. 10-35, Class QI, IO, 4.50%, 3/20/40	464,139	91,227
Ser. 13-151, Class IB, IO, 4.50%, 2/20/40	586,253	114,085
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	431,808	84,584
Ser. 10-103, Class DI, IO, 4.50%, 12/20/38	373,035	15,849
Ser. 17-99, Class AI, IO, 4.00%, 1/20/47	1,827,902	297,893
Ser. 15-99, Class LI, IO, 4.00%, 7/20/45	1,031,233	108,137
Ser. 17-57, Class AI, IO, 4.00%, 6/20/45	935,212	163,877
Ser. 15-53, Class MI, IO, 4.00%, 4/16/45	2,078,390	460,503
Ser. 15-40, IO, 4.00%, 3/20/45	718,088	149,672
Ser. 13-24, Class PI, IO, 4.00%, 11/20/42	793,898	125,040
Ser. 12-47, Class CI, IO, 4.00%, 3/20/42	1,220,304	210,433
Ser. 14-104, IO, 4.00%, 3/20/42	2,200,024	340,554
Ser. 12-50, Class PI, IO, 4.00%, 12/20/41	825,891	124,700
Ser. 12-8, Class PI, IO, 4.00%, 5/20/41	4,242,536	606,577
Ser. 14-133, Class AI, IO, 4.00%, 10/20/36	2,334,972	226,033
Ser. 15-64, Class PI, IO, 3.50%, 5/20/45	2,510,551	332,347
Ser. 15-24, Class CI, IO, 3.50%, 2/20/45	1,010,832	199,765
Ser. 15-24, Class IA, IO, 3.50%, 2/20/45	1,154,766	174,665
Ser. 13-102, Class IP, IO, 3.50%, 6/20/43	960,434	100,983
Ser. 13-100, Class MI, IO, 3.50%, 2/20/43	1,420,959	196,547
Ser. 13-37, Class JI, IO, 3.50%, 1/20/43	863,608	133,557
Ser. 12-145, IO, 3.50%, 12/20/42	1,117,482	221,921
Ser. 13-27, Class PI, IO, 3.50%, 12/20/42	404,079	61,889
Ser. 13-37, Class LI, IO, 3.50%, 1/20/42	808,510	103,222
Ser. 12-141, Class WI, IO, 3.50%, 11/20/41	1,870,888	204,563
Ser. 15-36, Class GI, IO, 3.50%, 6/16/41	1,261,378	144,428
Ser. 12-71, Class JI, IO, 3.50%, 4/16/41	594,910	41,105
Ser. 13-90, Class HI, IO, 3.50%, 4/20/40	1,430,446	75,327
Ser. 13-79, Class XI, IO, 3.50%, 11/20/39	2,277,963	292,706
Ser. 183, Class AI, IO, 3.50%, 10/20/39	1,861,527	200,503
Ser. 13-6, Class AI, IO, 3.50%, 8/20/39	1,581,470	223,383
Ser. 15-118, Class EI, IO, 3.50%, 7/20/39	2,949,455	266,373
Ser. 15-124, Class NI, IO, 3.50%, 6/20/39	2,765,168	245,859
Ser. 15-96, Class NI, IO, 3.50%, 1/20/39	3,251,096	294,471
Ser. 15-82, Class GI, IO, 3.50%, 12/20/38	4,961,511	391,463
Ser. 15-24, Class IC, IO, 3.50%, 11/20/37	1,474,658	161,730
Ser. 15-H22, Class GI, IO, 2.573%, 9/20/65 W	4,823,978	652,202
Ser. 16-H04, Class HI, IO, 2.365%, 7/20/65 W	2,545,918	275,723
Ser. 17-H02, Class BI, IO, 2.342%, 1/20/67 W	2,154,677	295,837
FRB Ser. 16-H16, Class DI, IO, 2.262%, 6/20/66 W	1,679,099	213,036
FRB Ser. 15-H16, Class XI, IO, 2.226%, 7/20/65	3,898,776	450,699
Ser. 15-H20, Class CI, IO, 2.204%, 8/20/65 W	8,166,742	967,800
Ser. 17-H11, Class NI, IO, 2.188%, 5/20/67 W	3,479,572	473,803
Ser. 16-H11, Class HI, IO, 2.083%, 1/20/66 W	2,691,710	289,359
Ser. 15-H25, Class BI, IO, 2.062%, 10/20/65 W	7,495,835	807,301
Ser. 15-H24, Class HI, IO, 2.034%, 9/20/65 W	9,010,086	688,722
Ser. 15-H15, Class JI, IO, 1.951%, 6/20/65 W	5,131,708	561,409

30 Absolute Return 500 Fund

	Principal
MORTGAGE-BACKED SECURITIES (6.9%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 15-H09, Class AI, IO, 1.946%, 4/20/65 W	$5,130,572	$498,220
Ser. 16-H03, Class AI, IO, 1.923%, 1/20/66 W	6,659,406	690,913
Ser. 15-H19, Class NI, IO, 1.914%, 7/20/65 W	5,935,949	626,836
Ser. 16-H02, Class BI, IO, 1.87%, 11/20/65 W	9,298,578	965,239
Ser. 15-H25, Class EI, IO, 1.85%, 10/20/65 W	5,239,905	517,703
Ser. 15-H18, Class IA, IO, 1.827%, 6/20/65 W	2,921,186	226,976
Ser. 15-H10, Class CI, IO, 1.811%, 4/20/65 W	5,608,866	591,505
Ser. 15-H26, Class GI, IO, 1.795%, 10/20/65 W	4,675,296	474,075
Ser. 14-H21, Class AI, IO, 1.737%, 10/20/64 W	6,368,955	577,741
Ser. 15-H26, Class EI, IO, 1.717%, 10/20/65 W	4,218,088	415,060
Ser. 16-H04, Class KI, IO, 1.708%, 2/20/66 W	6,037,495	516,960
Ser. 15-H09, Class BI, IO, 1.691%, 3/20/65 W	7,635,287	670,561
Ser. 15-H10, Class EI, IO, 1.636%, 4/20/65 W	5,303,332	317,092
Ser. 15-H25, Class AI, IO, 1.617%, 9/20/65 W	7,372,015	646,526
Ser. 15-H24, Class BI, IO, 1.615%, 8/20/65 W	8,263,376	470,120
Ser. 15-H14, Class BI, IO, 1.587%, 5/20/65 W	5,761,808	344,522
Ser. 16-H08, Class GI, IO, 1.435%, 4/20/66 W	7,887,549	502,027
Ser. 11-H08, Class GI, IO, 1.252%, 3/20/61 W	10,823,312	537,919
Ser. 15-H26, Class CI, IO, 0.539%, 8/20/65 W	11,724,493	191,109
GSMPS Mortgage Loan Trust 144A
FRB Ser. 98-2, IO, 1.004%, 5/19/27 W	26,175	—
FRB Ser. 99-2, IO, 0.84%, 9/19/27 W	73,780	646
FRB Ser. 98-3, IO, zero %, 9/19/27 W	34,258	—
FRB Ser. 98-4, IO, zero %, 12/19/26 W	52,963	—
		38,934,971
Commercial mortgage-backed securities (1.9%)
Banc of America Commercial Mortgage Trust FRB Ser. 07-1,
Class XW, IO, 0.218%, 1/15/49 W	766,071	2,877
Banc of America Commercial Mortgage Trust 144A FRB Ser. 08-1,
Class C, 6.341%, 2/10/51 (In default) † W	821,409	536,881
Banc of America Merrill Lynch Commercial Mortgage, Inc.
FRB Ser. 05-1, Class C, 5.429%, 11/10/42 W	292,000	116,879
Ser. 05-3, Class AJ, 4.767%, 7/10/43 W	82,558	68,100
Banc of America Commercial Mortgage Trust 144A FRB Ser. 04-4,
Class XC, IO, 0.048%, 7/10/42 W	109,125	38
Bear Stearns Commercial Mortgage Securities Trust
FRB Ser. 07-T26, Class AJ, 5.531%, 1/12/45 W	665,000	601,825
Ser. 05-PWR7, Class D, 5.304%, 2/11/41 W	375,000	371,543
Bear Stearns Commercial Mortgage Securities Trust 144A
FRB Ser. 06-PW11, Class B, 5.301%, 3/11/39 W	2,220,912	1,735,976
FRB Ser. 06-PW11, Class C, 5.301%, 3/11/39 (In default) † W	320,000	129,978
Citigroup Commercial Mortgage Trust FRB Ser. 06-C4, Class B,
6.048%, 3/15/49 W	48,524	48,306
Citigroup Commercial Mortgage Trust 144A FRB Ser. 13-GC11,
Class E, 4.455%, 4/10/46 W	1,041,000	790,929
COMM Mortgage Pass-Through Certificates 144A Ser. 12-CR3,
Class F, 4.75%, 10/15/45 W	725,000	494,705
COMM Mortgage Trust 144A Ser. 12-LC4, Class E, 4.25%, 12/10/44	452,000	359,113

Absolute Return 500 Fund 31

	Principal
MORTGAGE-BACKED SECURITIES (6.9%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
Credit Suisse First Boston Mortgage Securities Corp. Ser. 05-C3,
Class B, 4.882%, 7/15/37	$49,399	$49,325
Credit Suisse First Boston Mortgage Securities Corp. 144A FRB
Ser. 03-C3, Class AX, IO, 2.048%, 5/15/38 W	116,007	1
GS Mortgage Securities Trust 144A FRB Ser. 13-GC10, Class E,
4.412%, 2/10/46 W	850,000	664,958
GS Mortgage Securities Trust 144A
FRB Ser. 13-GC16, Class D, 5.327%, 11/10/46 W	488,000	459,063
FRB Ser. 06-GG8, Class X, IO, 0.866%, 11/10/39 W	4,612,745	119,931
JPMBB Commercial Mortgage Securities Trust 144A
FRB Ser. 14-C18, Class D, 4.814%, 2/15/47 W	894,000	793,528
FRB Ser. 13-C14, Class E, 4.569%, 8/15/46 W	675,000	553,136
FRB Ser. 13-C12, Class E, 4.091%, 7/15/45 W	800,000	593,913
JPMorgan Chase Commercial Mortgage Securities Trust FRB
Ser. 06-LDP7, Class B, 5.943%, 4/17/45 W	556,000	83,400
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 07-CB20, Class C, 6.322%, 2/12/51 W	401,000	392,980
FRB Ser. 12-C6, Class F, 5.136%, 5/15/45 W	334,000	293,593
Ser. 12-C6, Class G, 2.972%, 5/15/45 W	366,000	270,118
LB-UBS Commercial Mortgage Trust
Ser. 06-C6, Class D, 5.502%, 9/15/39 (In default) † W	640,000	36,032
FRB Ser. 06-C6, Class C, 5.482%, 9/15/39 (In default) † W	1,016,000	91,206
FRB Ser. 07-C2, Class XW, IO, 0.26%, 2/15/40 W	212,044	27
Merrill Lynch Mortgage Trust Ser. 04-KEY2, Class D,
5.046%, 8/12/39 W	104,584	103,650
Merrill Lynch Mortgage Trust 144A FRB Ser. 05-MCP1, Class XC, IO,
0.005%, 6/12/43 W	451,060	5
Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 12-C6, Class G, 4.50%, 11/15/45 W	1,814,000	1,290,518
FRB Ser. 13-C11, Class E, 4.369%, 8/15/46 W	600,000	456,011
FRB Ser. 13-C11, Class F, 4.369%, 8/15/46 W	696,000	502,353
Morgan Stanley Capital I Trust
Ser. 07-HQ11, Class D, 5.587%, 2/12/44 W	238,000	14,287
Ser. 07-HQ11, Class C, 5.558%, 2/12/44 W	861,000	178,279
Ser. 06-HQ10, Class B, 5.448%, 11/12/41 W	1,213,000	1,152,033
UBS-Barclays Commercial Mortgage Trust 144A Ser. 12-C2, Class F,
4.898%, 5/10/63 W	853,000	562,501
Wachovia Bank Commercial Mortgage Trust
FRB Ser. 06-C26, Class AJ, 6.027%, 6/15/45 W	331,136	249,180
FRB Ser. 06-C29, IO, 0.271%, 11/15/48 W	3,571,669	143
Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 05-C21, Class E, 5.291%, 10/15/44 W	387,000	369,585
FRB Ser. 07-C31, IO, 0.171%, 4/15/47 W	10,231,198	—
Wells Fargo Commercial Mortgage Trust 144A FRB Ser. 13-LC12,
Class D, 4.294%, 7/15/46 W	214,000	198,978
WF-RBS Commercial Mortgage Trust 144A
Ser. 11-C4, Class E, 5.247%, 6/15/44 W	321,000	310,364
Ser. 12-C6, Class E, 5.00%, 4/15/45 W	412,000	339,614
Ser. 11-C4, Class F, 5.00%, 6/15/44 W	504,000	428,410

32 Absolute Return 500 Fund

	Principal
MORTGAGE-BACKED SECURITIES (6.9%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
WF-RBS Commercial Mortgage Trust 144A
Ser. 11-C3, Class E, 5.00%, 3/15/44 W	$367,000	$323,068
FRB Ser. 13-C15, Class D, 4.479%, 8/15/46 W	673,004	582,061
FRB Ser. 12-C10, Class E, 4.448%, 12/15/45 W	316,000	238,975
Ser. 13-C12, Class E, 3.50%, 3/15/48	561,000	412,057
Ser. 13-C14, Class E, 3.25%, 6/15/46	574,000	398,475
		17,768,908
Residential mortgage-backed securities (non-agency) (0.9%)
BCAP, LLC Trust 144A FRB Ser. 12-RR5, Class 4A8, 1 Month US LIBOR
+ 0.17%, 1.407%, 6/26/35	551,228	543,435
Bear Stearns Alt-A Trust FRB Ser. 04-3, Class B, 1 Month US LIBOR
+ 2.93%, 4.163%, 4/25/34	150,101	151,439
Countrywide Alternative Loan Trust FRB Ser. 05-27, Class 1A6,
1 Month US LIBOR + 0.82%, 2.058%, 8/25/35	357,698	321,928
Federal Home Loan Mortgage Corporation Structured Agency
Credit Risk Debt FRN Ser. 16-DNA1, Class B, 1 Month US LIBOR
+ 10.00%, 11.238%, 7/25/28	842,550	1,109,690
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1B,
1 Month US LIBOR + 12.25%, 13.488%, 9/25/28	919,668	1,332,228
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1B,
1 Month US LIBOR + 11.75%, 12.988%, 8/25/28	709,808	980,607
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
1 Month US LIBOR + 5.70%, 6.938%, 4/25/28	787,870	887,150
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2,
1 Month US LIBOR + 5.55%, 6.788%, 4/25/28	29,457	32,637
Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2,
1 Month US LIBOR + 5.00%, 6.238%, 7/25/25	356,747	389,664
Connecticut Avenue Securities FRB Ser. 15-C01, Class 2M2,
1 Month US LIBOR + 4.55%, 5.788%, 2/25/25	89,385	95,380
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1M2,
1 Month US LIBOR + 4.25%, 5.488%, 4/25/29	40,000	44,746
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2,
1 Month US LIBOR + 4.00%, 5.238%, 5/25/25	67,718	72,514
Connecticut Avenue Securities FRB Ser. 15-C02, Class 2M2,
1 Month US LIBOR + 4.00%, 5.238%, 5/25/25	111,548	118,022
Connecticut Avenue Securities FRB Ser. 17-C02, Class 2M2,
1 Month US LIBOR + 3.65%, 4.888%, 9/25/29	90,000	95,824
Connecticut Avenue Securities FRB Ser. 17-C05, Class 1B1,
1 Month US LIBOR + 3.60%, 4.838%, 1/25/30	120,000	114,093
Connecticut Avenue Securities FRB Ser. 17-C06, Class 2M2,
1 Month US LIBOR + 2.80%, 4.038%, 2/25/30	130,000	132,518
MortgageIT Trust FRB Ser. 04-1, Class M2, 1 Month US LIBOR
+ 1.01%, 2.243%, 11/25/34	172,995	163,925
Residential Accredit Loans, Inc. FRB Ser. 06-QO10, Class A1,
1 Month US LIBOR + 0.16%, 1.398%, 1/25/37	367,547	344,415

Absolute Return 500 Fund 33

	Principal
MORTGAGE-BACKED SECURITIES (6.9%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Structured Asset Mortgage Investments II Trust
FRB Ser. 07-AR7, Class 1A1, 1 Month US LIBOR + 0.85%,
2.088%, 5/25/47	$230,444	$207,526
FRB Ser. 07-AR1, Class 2A1, 1 Month US LIBOR + 0.18%,
1.418%, 1/25/37	569,830	536,596
Wells Fargo Mortgage Backed Securities Trust FRB Ser. 06-AR6,
Class 7A2, 3.502%, 3/25/36 W	281,233	284,904
		7,959,241
Total mortgage-backed securities (cost $67,562,856)		$64,663,120

	Principal
SENIOR LOANS (4.2%)*c	amount	Value
Capital goods (0.4%)
Manitowac Foodservice, Inc. bank term loan FRN BBA LIBOR USD
3 Month + 3.00%, 3.992%, 3/3/23	$835,897	$842,167
Reynolds Group Holdings, Inc. bank term loan FRN BBA LIBOR USD
3 Month + 3.00%, 3.992%, 2/5/23	430,658	432,941
TransDigm, Inc. bank term loan FRN Ser. D, BBA LIBOR USD
3 Month + 3.00%, 4.327%, 6/4/21	774,000	776,903
TransDigm, Inc. bank term loan FRN Ser. G, BBA LIBOR USD
3 Month + 3.00%, 4.262%, 8/22/24	426,785	428,782
Vertiv Intermediate Holding II Corp. bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 3.78%, 5.684%, 11/30/23	1,224,106	1,227,931
		3,708,724
Communication services (0.1%)
Asurion, LLC bank term loan FRN BBA LIBOR USD 3 Month + 6.00%,
7.30%, 8/4/25	400,000	412,125
Asurion, LLC bank term loan FRN Ser. B4, BBA LIBOR USD 3 Month
+ 2.75%, 3.992%, 8/4/22	842,422	848,139
		1,260,264
Consumer cyclicals (1.7%)
Academy, Ltd. bank term loan FRN Ser. B, BBA LIBOR USD 3 Month
+ 4.00%, 5.264%, 7/2/22	1,686,243	1,239,776
Amaya Holdings BV bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 3.50%, 4.833%, 8/1/21	970,169	976,111
CityCenter Holdings, LLC bank term loan FRN Ser. B, BBA LIBOR
USD 3 Month + 2.50%, 3.742%, 4/18/24	710,400	713,064
CPG International, Inc. bank term loan FRN BBA LIBOR USD
3 Month + 3.75%, 5.083%, 5/5/24	404,461	407,115
Diamond Resorts International, Inc. bank term loan FRN Ser. B,
BBA LIBOR USD 3 Month + 6.00%, 7.242%, 9/2/23	564,300	566,517
Golden Nugget, Inc./NV bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 3.25%, 4.527%, 10/4/23	1,105,548	1,115,740
Greektown Holdings, LLC bank term loan FRN Ser. B, BBA LIBOR
USD 3 Month + 3.00%, 4.242%, 4/25/24	867,825	870,537
Jo-Ann Stores, LLC bank term loan FRN BBA LIBOR USD 3 Month
+ 5.00%, 6.551%, 10/21/23	1,885,750	1,798,534
Navistar, Inc. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 4.00%, 5.24%, 8/7/20	982,500	988,641
Neiman Marcus Group, Ltd., Inc. bank term loan FRN BBA LIBOR
USD 3 Month + 3.25%, 4.488%, 10/25/20	1,228,920	967,160

34 Absolute Return 500 Fund

	Principal
SENIOR LOANS (4.2%)*c cont.	amount	Value
Consumer cyclicals cont.
Sabre GLBL, Inc. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 2.25%, 3.492%, 2/22/24	$993,139	$997,639
Scientific Games International, Inc. bank term loan FRN Ser. B4,
BBA LIBOR USD 3 Month + 3.25%, 4.516%, 8/14/24	1,151,438	1,164,032
Talbots, Inc. (The) bank term loan FRN BBA LIBOR USD 3 Month
+ 8.50%, 9.742%, 3/19/21	499,677	484,686
Talbots, Inc. (The) bank term loan FRN BBA LIBOR USD 3 Month
+ 4.50%, 5.742%, 3/19/20	659,057	636,402
Travelport Finance Luxembourg Sarl bank term loan FRN Ser. B,
BBA LIBOR USD 3 Month + 2.75%, 4.061%, 9/2/21	692,183	692,861
Tribune Media Co. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 3.00%, 4.242%, 1/27/24	757,897	759,476
Tribune Media Co. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 3.00%, 4.242%, 12/27/20	60,808	60,884
Univision Communications, Inc. bank term loan FRN Ser. C5, BBA
LIBOR USD 3 Month + 2.75%, 3.992%, 3/15/24	1,103,516	1,097,622
		15,536,797
Consumer staples (0.4%)
CEC Entertainment, Inc. bank term loan FRN Ser. B, BBA LIBOR
USD 3 Month + 3.00%, 4.242%, 2/14/21	414,950	413,459
Libbey Glass, Inc. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 3.00%, 4.238%, 4/9/21	887,955	836,897
Revlon Consumer Products Corp. bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 3.50%, 4.742%, 9/7/23	2,182,950	1,881,430
Rite Aid Corp. bank term loan FRN BBA LIBOR USD 3 Month
+ 3.88%, 5.125%, 6/21/21	1,000,000	1,002,500
		4,134,286
Energy (0.1%)
American Energy-Marcellus, LLC bank term loan FRN BBA LIBOR
USD 3 Month + 4.25%, 5.485%, 8/4/20 (In default) †	434,499	319,900
Chesapeake Energy Corp. bank term loan FRN BBA LIBOR USD
3 Month + 7.50%, 8.814%, 8/23/21	735,000	787,920
		1,107,820
Financials (0.2%)
HUB International, Ltd. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 3.00%, 4.312%, 10/2/20	965,000	972,411
VGD Merger Sub, LLC bank term loan FRN BBA LIBOR USD 3 Month
+ 3.25%, 4.49%, 8/18/23	1,009,800	1,017,374
VICI Properties 1, LLC bank term loan FRN BBA LIBOR USD 3 Month
+ 3.50%, 4.75%, 10/15/22	191,874	191,834
		2,181,619
Health care (0.5%)
Air Medical Group Holdings, Inc. bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 3.50%, 4.492%, 4/28/22	405,663	404,479
Kinetic Concepts, Inc. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 3.25%, 4.285%, 2/3/24	1,630,913	1,627,855
Ortho-Clinical Diagnostics, Inc. bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 3.75%, 5.083%, 6/30/21	575,663	577,305

Absolute Return 500 Fund 35

	Principal
SENIOR LOANS (4.2%)*c cont.	amount	Value
Health care cont.
Pharmaceutical Product Development, LLC bank term loan FRN
BBA LIBOR USD 3 Month + 2.75%, 4.04%, 8/18/22	$1,564,000	$1,572,532
Valeant Pharmaceuticals International, Inc. bank term loan FRN
Ser. BF1, BBA LIBOR USD 3 Month + 4.75%, 5.99%, 4/1/22	226,577	230,893
		4,413,064
Technology (0.5%)
Avaya, Inc. bank term loan FRN Ser. B6, BBA LIBOR USD 3 Month
+ 5.50%, 6.814%, 3/31/18 (In default) †	977,137	807,359
First Data Corp. bank term loan FRN BBA LIBOR USD 3 Month
+ 2.50%, 3.738%, 4/26/24	998,952	1,003,680
Infor US, Inc. bank term loan FRN Ser. B, BBA LIBOR USD 3 Month
+ 2.75%, 4.083%, 2/1/22	631,740	632,628
ON Semiconductor Corp. bank term loan FRN Ser. B, BBA LIBOR
USD 3 Month + 2.25%, 3.492%, 3/31/23	981,424	985,411
Syniverse Holdings, Inc. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 3.00%, 4.242%, 4/23/19	927,449	902,814
		4,331,892
Utilities and power (0.3%)
Dynegy Finance IV, Inc. bank term loan FRN Ser. C, BBA LIBOR USD
3 Month + 3.25%, 4.492%, 2/7/24	907,572	912,286
Vistra Operations Co., LLC bank term loan FRN Ser. B, BBA LIBOR
USD 3 Month + 2.75%, 3.50%, 8/4/23	1,672,930	1,677,411
Vistra Operations Co., LLC bank term loan FRN Ser. C, BBA LIBOR
USD 3 Month + 2.75%, 4.084%, 8/4/23	384,429	385,458
		2,975,155
Total senior loans (cost $40,735,564)		$39,649,621

	Principal
CORPORATE BONDS AND NOTES (3.7%)*	amount	Value
Basic materials (0.4%)
Cemex SAB de CV 144A company guaranty sr. sub. FRN BBA LIBOR
USD 3 Month + 4.75%, 6.109%, 10/15/18 (Mexico)	$600,000	$614,250
GCP Applied Technologies, Inc. 144A company guaranty sr. unsec.
notes 9.50%, 2/1/23	690,000	772,800
Mercer International, Inc. company guaranty sr. unsec. notes
7.75%, 12/1/22 (Canada)	1,500,000	1,590,000
Univar USA, Inc. 144A company guaranty sr. unsec. notes
6.75%, 7/15/23	710,000	747,275
		3,724,325
Capital goods (0.7%)
ATS Automation Tooling Systems, Inc. 144A sr. unsec. notes 6.50%,
6/15/23 (Canada)	1,500,000	1,571,250
Bombardier, Inc. 144A sr. unsec. notes 8.75%, 12/1/21 (Canada)	1,045,000	1,161,256
Gates Global, LLC/Gates Global Co. 144A company guaranty sr.
unsec. notes 6.00%, 7/15/22	1,210,000	1,243,275
Moog, Inc. 144A company guaranty sr. unsec. notes 5.25%, 12/1/22	1,127,000	1,169,263
Oshkosh Corp. company guaranty sr. unsec. sub. notes
5.375%, 3/1/22	155,000	161,200
ZF North America Capital, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.00%, 4/29/20	1,500,000	1,548,750
		6,854,994

36 Absolute Return 500 Fund

		Principal
CORPORATE BONDS AND NOTES (3.7%)* cont.		amount	Value
Communication services (0.5%)
Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5.125%, 12/15/21		$1,215,000	$1,236,263
Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5.125%, 12/15/21		480,000	488,400
Crown Castle International Corp. sr. unsec. notes 5.25%, 1/15/23 R		840,000	929,706
DISH DBS Corp. company guaranty sr. unsec. unsub. notes
4.25%, 4/1/18		1,500,000	1,511,550
Telenet Finance V Luxembourg SCA 144A sr. notes 6.75%,
8/15/24 (Luxembourg)	EUR	130,000	163,906
Virgin Media Secured Finance PLC 144A company guaranty sr.
bonds 5.00%, 4/15/27 (United Kingdom)	GBP	425,000	586,314
			4,916,139
Consumer cyclicals (0.2%)
Eldorado Resorts, Inc. company guaranty sr. unsec. unsub. notes
7.00%, 8/1/23		$1,720,000	1,857,600
			1,857,600
Consumer staples (0.2%)
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
notes 4.625%, 1/15/22 (Canada)		1,080,000	1,105,650
Rite Aid Corp. 144A company guaranty sr. unsec. unsub. notes
6.125%, 4/1/23		390,000	362,700
			1,468,350
Energy (0.4%)
Chesapeake Energy Corp. 144A company guaranty notes
8.00%, 12/15/22		354,000	380,883
Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes
6.875%, 3/15/22		445,000	456,125
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
bonds 7.375%, 1/17/27 (Brazil)		795,000	882,848
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 8.75%, 5/23/26 (Brazil)		379,000	459,064
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.25%, 3/17/24 (Brazil)		636,000	682,110
Petroleos de Venezuela SA company guaranty sr. unsec. unsub.
notes 5.375%, 4/12/27 (Venezuela)		3,019,000	872,491
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
Ser. REGS, 6.50%, 3/13/27 (Mexico)		248,000	270,816
			4,004,337
Financials (0.6%)
Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25		600,000	662,250
Hartford Financial Services Group, Inc. (The) jr. unsec. sub. FRB
8.125%, 6/15/38		530,000	551,200
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 4.875%, 3/15/19		1,070,000	1,075,350
OneMain Financial Holdings, LLC 144A company guaranty sr.
unsec. unsub. notes 7.25%, 12/15/21		920,000	956,800
VICI Properties 1, LLC/VICI FC, Inc. company guaranty notes
8.00%, 10/15/23		14,677	16,328
Vnesheconombank Via VEB Finance PLC 144A sr. unsec. unsub.
notes 6.80%, 11/22/25 (Russia)		250,000	283,973

Absolute Return 500 Fund 37

	Principal
CORPORATE BONDS AND NOTES (3.7%)* cont.	amount	Value
Financials cont.
Vnesheconombank Via VEB Finance PLC 144A sr. unsec. unsub.
notes 5.942%, 11/21/23 (Russia)	$400,000	$434,574
VTB Bank OJSC Via VTB Capital SA 144A unsec. sub. bonds 6.95%,
10/17/22 (Russia)	1,100,000	1,196,250
		5,176,725
Health care (0.1%)
Endo DAC/Endo Finance, LLC/Endo Finco, Inc. 144A company
guaranty sr. unsec. unsub. notes 6.00%, 7/15/23 (Ireland)	400,000	324,000
HCA, Inc. company guaranty sr. notes 6.50%, 2/15/20	610,000	656,513
Kinetic Concepts, Inc./KCI USA, Inc. 144A company guaranty sr.
notes 7.875%, 2/15/21	110,000	114,675
		1,095,188
Technology (0.3%)
First Data Corp. 144A company guaranty sr. unsec. unsub. notes
7.00%, 12/1/23	1,000,000	1,070,020
Infor US, Inc. company guaranty sr. unsec. notes 6.50%, 5/15/22	1,310,000	1,365,675
		2,435,695
Utilities and power (0.3%)
AES Corp./Virginia (The) sr. unsec. notes 5.50%, 4/15/25	1,695,000	1,788,225
NRG Energy, Inc. company guaranty sr. unsec. notes
7.25%, 5/15/26	950,000	1,030,750
Texas-New Mexico Power Co. 144A 1st sr. bonds Ser. A,
9.50%, 4/1/19	175,000	191,095
		3,010,070
Total corporate bonds and notes (cost $33,446,003)		$34,543,423

FOREIGN GOVERNMENT AND AGENCY		Principal
BONDS AND NOTES (0.8%)*		amount	Value
Argentina (Republic of) sr. unsec. unsub. bonds 7.625%,
4/22/46 (Argentina)		$335,000	$375,200
Brazil (Federal Republic of) unsec. notes Ser. NTNF, 10.00%, 1/1/23
(Brazil) (Units)	BRL	2,900	931,468
Buenos Aires (Province of) unsec. FRN Argentina Deposit Rates
BADLAR + 3.83%, 25.58%, 5/31/22 (Argentina)	ARS	5,940,000	359,108
Buenos Aires (Province of) 144A sr. unsec. unsub. bonds 7.875%,
6/15/27 (Argentina)		$1,420,000	1,572,934
Buenos Aires (Province of) 144A sr. unsec. unsub. notes 9.125%,
3/16/24 (Argentina)		400,000	467,160
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 8.625%,
4/20/27 (Dominican Republic)		375,000	453,750
Dominican (Republic of) 144A sr. unsec. unsub. notes 5.95%,
1/25/27 (Dominican Republic)		135,000	145,328
Egypt (Arab Republic of) notes Ser. REGS, 8.50%, 1/31/47 (Egypt)	EGP	280,000	317,450
Egypt (Arab Republic of) 144A sr. unsec. bonds 8.50%,
1/31/47 (Egypt)		$300,000	340,125
Indonesia (Republic of) 144A sr. unsec. notes 5.25%,
1/17/42 (Indonesia)		553,000	619,218
Indonesia (Republic of) 144A sr. unsec. notes 4.75%,
1/8/26 (Indonesia)		300,000	326,625
Indonesia (Republic of) 144A sr. unsec. unsub. notes 5.95%,
1/8/46 (Indonesia)		300,000	370,500

38 Absolute Return 500 Fund

FOREIGN GOVERNMENT AND AGENCY	Principal
BONDS AND NOTES (0.8%)* cont.	amount	Value
Ivory Coast (Republic of) 144A sr. unsec. bonds 6.125%, 6/15/33
(Ivory Coast)	$500,000	$492,480
Russia (Federation of) 144A sr. unsec. unsub. bonds 12.75%,
6/24/28 (Russia)	375,000	657,656
Russia (Federation of) 144A sr. unsec. unsub. bonds 5.625%,
4/4/42 (Russia)	100,000	110,625
Total foreign government and agency bonds and notes (cost $7,167,698)		$7,539,627

	Expiration	Strike
WARRANTS (0.2%)* †	date	price	Warrants	Value
China State Construction Engineering Corp., Ltd.
144A (China)	1/22/18	$0.00	1,049,144	$1,503,887
Total warrants (cost $1,414,884)				$1,503,887

	Principal
ASSET-BACKED SECURITIES (0.1%)*	amount	Value
Station Place Securitization Trust 144A FRB Ser. 17-1, Class A,
1 Month US LIBOR + 0.90%, 2.138%, 2/25/49	$497,667	$497,667
Total asset-backed securities (cost $497,667)		$497,667

PURCHASED SWAP OPTIONS OUTSTANDING (—%)*
Counterparty		Notional/
Fixed right % to receive or (pay)/	Expiration	contract
Floating rate index/Maturity date	date/strike	amount	Value
Bank of America N.A.
(1.9325)/3 month USD-LIBOR-BBA/Aug-19	Aug-18/1.9325	$5,195,000	$17,144
(2.2625)/3 month USD-LIBOR-BBA/Aug-22	Aug-21/2.2625	2,337,800	13,442
2.2625/3 month USD-LIBOR-BBA/Aug-22	Aug-21/2.2625	2,337,800	11,595
2.234/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.234	6,148,400	7,009
1.9325/3 month USD-LIBOR-BBA/Aug-19	Aug-18/1.9325	5,195,000	6,909
2.172/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.172	6,148,400	2,828
2.214/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.214	2,078,000	270
Citibank, N.A.
2.276/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.276	9,837,500	20,757
(2.518)/3 month USD-LIBOR-BBA/May-49	May-19/2.518	228,600	19,504
(2.464)/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.464	9,837,500	13,969
(1.896)/3 month USD-LIBOR-BBA/Dec-22	Dec-17/1.896	667,000	6,977
(1.975)/3 month USD-LIBOR-BBA/Nov-22	Nov-17/1.975	1,039,000	6,754
(2.57)/3 month USD-LIBOR-BBA/Nov-22	Nov-17/2.57	1,039,000	4,935
2.301/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.301	4,918,700	4,328
(2.429)/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.429	7,385,800	4,136
1.9175/3 month USD-LIBOR-BBA/Mar-19	Mar-18/1.9175	3,117,000	2,525
2.245/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.245	7,385,800	2,363
2.57/3 month USD-LIBOR-BBA/Nov-22	Nov-17/2.57	1,039,000	1,548
2.175/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.175	2,078,000	873
2.248/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.248	1,039,000	842
1.975/3 month USD-LIBOR-BBA/Nov-22	Nov-17/1.975	1,039,000	748
1.6525/3 month USD-LIBOR-BBA/Dec-18	Dec-17/1.6525	3,117,000	499
1.896/3 month USD-LIBOR-BBA/Dec-22	Dec-17/1.896	667,000	340
1.541/3 month USD-LIBOR-BBA/Nov-18	Nov-17/1.541	4,156,000	4

Absolute Return 500 Fund 39

PURCHASED SWAP OPTIONS OUTSTANDING (—%)* cont.
Counterparty		Notional/
Fixed right % to receive or (pay)/	Expiration	contract
Floating rate index/Maturity date cont.	date/strike	amount	Value
Credit Suisse International
(2.18)/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.18	$1,039,000	$15,793
(2.32)/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.32	4,156,000	12,136
2.2655/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.2655	1,039,000	2,317
2.1975/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.1975	2,056,000	21
Goldman Sachs International
2.30/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.30	4,918,700	16,330
(2.41875)/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.41875	9,837,500	14,264
2.2245/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.2245	6,148,400	8,669
(1.6775)/3 month USD-LIBOR-BBA/Nov-18	Nov-17/1.6775	2,493,600	8,079
2.695/3 month USD-LIBOR-BBA/Oct-23	Oct-18/2.695	436,400	5,307
2.27/3 month USD-LIBOR-BBA/Mar-28	Mar-18/2.27	498,700	4,728
2.485/3 month USD-LIBOR-BBA/Mar-48	Mar-18/2.485	207,800	4,615
2.156/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.156	6,148,400	3,751
2.20125/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.20125	9,837,500	3,345
1.9175/3 month USD-LIBOR-BBA/Oct-19	Oct-18/1.9175	1,891,000	2,685
1.6775/3 month USD-LIBOR-BBA/Nov-18	Nov-17/1.6775	2,493,600	25
1.95/3 month USD-LIBOR-BBA/Nov-27	Nov-17/1.95	3,693,000	4
JPMorgan Chase Bank N.A.
(1.919)/3 month USD-LIBOR-BBA/Aug-19	Aug-18/1.919	5,195,000	17,559
(2.25)/3 month USD-LIBOR-BBA/Aug-22	Aug-21/2.25	2,337,800	13,559
2.2425/3 month USD-LIBOR-BBA/Dec-27	Dec-17/2.2425	4,918,700	11,707
2.25/3 month USD-LIBOR-BBA/Aug-22	Aug-21/2.25	2,337,800	11,455
1.919/3 month USD-LIBOR-BBA/Aug-19	Aug-18/1.919	5,195,000	6,650
(1.964)/3 month USD-LIBOR-BBA/Jan-21	Jan-18/1.964	1,039,000	2,857
1.964/3 month USD-LIBOR-BBA/Jan-21	Jan-18/1.964	1,039,000	2,244
Total purchased swap options outstanding (cost $610,583)			$318,399

PURCHASED OPTIONS	Expiration
OUTSTANDING (0.1%)*	date/strike	Notional	Contract
Counterparty	price	amount	amount	Value
Bank of America N.A.
SPDR S&P 500 ETF Trust (Put)	Oct-18/$225.00	$17,173,763	$66,785	$360,390
USD/CNH (Put)	Dec-17/CNH 6.50	18,345,000	18,345,000	10,365
USD/JPY (Call)	Jan-18/JPY 115.00	14,852,700	14,852,700	124,020
Citibank, N.A.
SPDR S&P 500 ETF Trust (Put)	Aug-18/$215.00	16,541,431	64,326	194,339
SPDR S&P 500 ETF Trust (Put)	Jul-18/215.00	16,556,860	64,386	177,190
SPDR S&P 500 ETF Trust (Put)	Jun-18/210.00	16,556,860	64,386	122,660
JPMorgan Chase Bank N.A.
SPDR S&P 500 ETF Trust (Put)	Sep-18/215.00	16,591,832	64,522	230,633
SPDR S&P 500 ETF Trust (Put)	May-18/210.00	17,689,091	68,789	101,026
USD/JPY (Put)	Jan-18/JPY 107.00	36,964,900	36,964,900	66,722
Total purchased options outstanding (cost $2,715,086)				$1,387,345

40 Absolute Return 500 Fund

	Principal amount/
SHORT-TERM INVESTMENTS (56.7%)*		shares	Value
Alpine Securitization, Ltd. asset backed commercial paper
1.456%, 1/30/18		$4,500,000	$4,483,508
Apple, Inc. commercial paper 1.203%, 12/19/17		4,500,000	4,492,995
Chariot Funding, LLC asset backed commercial paper
1.211%, 11/10/17		5,500,000	5,498,156
CHARTA, LLC asset backed commercial paper 1.294%, 11/6/17		4,500,000	4,499,107
Coca-Cola Co. (The) commercial paper 1.234%, 11/15/17		4,500,000	4,497,909
Export Development Canada commercial paper
1.234%, 11/13/17		4,500,000	4,498,194
Interest in $367,894,000 joint tri-party repurchase agreement dated 10/31/17 with Merrill Lynch, Pierce, Fenner & Smith, Inc.
due 11/1/17 — maturity value of $65,817,956 for an effective yield of 1.070% (collateralized by various mortgage backed securities with coupon rates ranging from 2.500% to 8.000% and due dates
ranging from 12/15/25 to 4/20/67, valued at $375,251,880)		65,816,001	65,816,001
Interest in $175,000,000 joint tri-party repurchase agreement dated 10/31/17 with Barclays Capital, Inc. due 11/1/17 —
maturity value of $100,002,889 for an effective yield of 1.040%
(collateralized by various U.S. Treasury notes with coupon rates ranging from 1.750% to 2.000% and due dates ranging from
1/31/23 to 2/15/25, valued at $178,505,251)		100,000,000	100,000,000
Interest in $275,000,000 joint tri-party repurchase agreement dated 10/31/17 with HSBC Bank USA, National Association due
11/1/17 — maturity value of $48,364,397 for an effective yield of 1.040% (collateralized by various mortgage backed securities with a coupon rate of 4.000% and due dates ranging from
8/20/45 to 2/20/46, valued at $280,500,406)		48,363,000	48,363,000
Liberty Street Funding, LLC asset backed commercial paper
1.304%, 11/2/17		1,400,000	1,399,913
Manhattan Asset Funding Co., LLC asset backed commercial
paper 1.251%, 11/16/17		4,750,000	4,747,430
Nestle Finance International commercial paper 1.173%, 11/29/17		4,400,000	4,395,937
Pfizer, Inc. commercial paper 1.101%, 11/20/17		5,000,000	4,996,931
Procter & Gamble Co. (The) commercial paper 1.204%, 1/30/18		4,750,000	4,735,275
Putnam Cash Collateral Pool, LLC 1.31% [d]	Shares	32,747,700	32,747,700
Putnam Short Term Investment Fund 1.22% L	Shares	186,381,632	186,381,632
Roche Holdings, Inc. commercial paper 1.101%, 11/13/17		$4,750,000	4,748,119
State Street Institutional U.S. Government Money Market Fund,
Premier Class 0.96% P	Shares	4,871,000	4,871,000
Thunder Bay Funding, LLC asset backed commercial paper
1.232%, 11/13/17		$4,500,000	4,498,024
U.S. Treasury Bills 1.029%, 12/14/17 # ∆ §		1,286,000	1,284,502
U.S. Treasury Bills 1.030%, 12/7/17 # ∆ §		6,431,000	6,424,642
U.S. Treasury Bills 1.040%, 1/11/18 # §		2,643,000	2,637,582
U.S. Treasury Bills 1.056%, 1/18/18 # ∆ §		12,122,000	12,093,689
U.S. Treasury Bills 1.060%, 2/1/18 # ∆ §		4,221,000	4,208,885
U.S. Treasury Bills 1.067%, 2/8/18 ∆		265,001	264,192
U.S. Treasury Bills 1.081%, 2/15/18 ∆ §		7,913,000	7,887,103
Total short-term investments (cost $530,475,740)			$530,471,426

TOTAL INVESTMENTS
Total investments (cost $1,067,054,232)			$1,097,057,835

Absolute Return 500 Fund 41

Key to holding’s currency abbreviations

ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNH	Chinese Yuan (Offshore)
EGP	Egyptian Pound
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
USD/$	U.S. Dollar

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
bp	Basis Points
DAC	Designated Activity Company
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period.
Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
OJSC	Open Joint Stock Company
OTC	Over-the-counter
PJSC	Public Joint Stock Company
PO	Principal Only
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the
Securities Act of 1933.
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2016 through October 31, 2017 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC.

* Percentages indicated are based on net assets of $935,032,972.

††† The value of the commodity linked notes, which are marked to market daily, may be based on a multiple of the performance of the index. The multiple (or leverage) will increase the volatility of the note’s value relative to the change in the underlying index.

† This security is non-income-producing.

42 Absolute Return 500 Fund

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $3,679,845 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $5,376,167 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $10,335,712 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

At the close of the reporting period, the fund maintained liquid assets totaling $78,932,037 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any
(as a percentage of Portfolio Value):
United States	78.4%	Canada	1.1%
China	4.0	Switzerland	0.9
Germany	3.0	Thailand	0.6
United Kingdom	2.3	Indonesia	0.6
South Korea	2.3	Malaysia	0.5
Taiwan	1.3	South Africa	0.5
Brazil	1.2	Other	2.2
India	1.1	Total	100.0%

Absolute Return 500 Fund 43

FORWARD CURRENCY CONTRACTS at 10/31/17 (aggregate face value $158,647,479)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Australian Dollar	Sell	1/17/18	$375,757	$343,883	$(31,874)
	British Pound	Buy	12/20/17	1,052,932	1,096,222	(43,290)
	Euro	Sell	12/20/17	5,362,764	5,420,931	58,167
	Japanese Yen	Sell	11/15/17	3,567,096	3,686,098	119,002
	Norwegian Krone	Buy	12/20/17	4,169,082	4,333,823	(164,741)
	Russian Ruble	Buy	12/20/17	3,794,239	3,753,330	40,909
Barclays Bank PLC
	Australian Dollar	Buy	1/17/18	4,686,681	4,802,106	(115,425)
	Euro	Sell	12/20/17	2,209,022	2,222,787	13,765
	Japanese Yen	Sell	11/15/17	1,916,419	1,932,512	16,093
	New Zealand Dollar	Buy	1/17/18	1,245,516	1,309,740	(64,224)
	Swedish Krona	Sell	12/20/17	1,872,694	1,871,192	(1,502)
Citibank, N.A.
	Brazilian Real	Buy	1/3/18	16,809	42,867	(26,058)
	British Pound	Sell	12/20/17	56,530	18,117	(38,413)
	Euro	Buy	12/20/17	875,456	890,142	(14,686)
	New Zealand Dollar	Sell	1/17/18	1,807,895	1,839,183	31,288
	Norwegian Krone	Buy	12/20/17	3,654,344	3,804,378	(150,034)
	Russian Ruble	Buy	12/20/17	1,899,497	1,882,409	17,088
	Swedish Krona	Buy	12/20/17	319,690	285,875	33,815
Credit Suisse International
	Australian Dollar	Buy	1/17/18	1,983,032	2,026,053	(43,021)
	Euro	Buy	12/20/17	3,406,393	3,503,874	(97,481)
	Japanese Yen	Sell	11/15/17	3,676,672	3,777,815	101,143
	Swedish Krona	Sell	12/20/17	1,780,132	1,832,271	52,139
Goldman Sachs International
	Brazilian Real	Sell	1/3/18	979,261	917,506	(61,755)
	British Pound	Sell	12/20/17	3,156,802	3,131,358	(25,444)
	Euro	Sell	12/20/17	3,694,317	3,715,562	21,245
	Hungarian Forint	Buy	12/20/17	28,980	25,421	3,559
	Indonesian Rupiah	Buy	11/15/17	1,830,641	1,845,797	(15,156)
	Indonesian Rupiah	Sell	11/15/17	1,830,641	1,847,507	16,866
	New Zealand Dollar	Sell	1/17/18	1,660,893	1,702,007	41,114
	Norwegian Krone	Buy	12/20/17	3,602,492	3,703,425	(100,933)
	South African Rand	Buy	1/17/18	79,117	70,737	8,380
	Swedish Krona	Sell	12/20/17	1,556,718	1,684,191	127,473
	Turkish Lira	Buy	12/20/17	147,523	395,750	(248,227)
HSBC Bank USA, National Association
	Canadian Dollar	Sell	1/17/18	1,808,697	1,817,856	9,159
	Euro	Sell	12/20/17	3,226,979	3,283,416	56,437
	Japanese Yen	Sell	11/15/17	1,761,903	1,840,070	78,167
	Mexican Peso	Sell	1/17/18	1,680,609	1,758,639	78,030

44 Absolute Return 500 Fund

FORWARD CURRENCY CONTRACTS at 10/31/17 (aggregate face value $158,647,479) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
	JPMorgan Chase Bank N.A.
	Australian Dollar	Sell	1/17/18	$1,804,905	$1,840,311	$35,406
	British Pound	Sell	12/20/17	2,652,017	2,598,220	(53,797)
	Canadian Dollar	Sell	1/17/18	199,760	206,220	6,460
	Euro	Sell	12/20/17	5,203,441	5,299,762	96,321
	Indonesian Rupiah	Buy	11/15/17	1,830,641	1,843,333	(12,692)
	Indonesian Rupiah	Sell	11/15/17	1,830,641	1,847,786	17,145
	Japanese Yen	Sell	11/15/17	1,804,709	1,859,033	54,324
	Norwegian Krone	Buy	12/20/17	3,568,133	3,690,867	(122,734)
	Swedish Krona	Sell	12/20/17	1,816,864	1,856,849	39,985
	Swiss Franc	Sell	12/20/17	825,669	858,603	32,934
	Royal Bank of Scotland PLC (The)
	Australian Dollar	Buy	1/17/18	779,737	809,211	(29,474)
	Canadian Dollar	Sell	1/17/18	1,605,678	1,656,988	51,310
	Euro	Buy	12/20/17	31,187	45,173	(13,986)
	Japanese Yen	Sell	11/15/17	1,900,177	1,964,305	64,128
	New Zealand Dollar	Buy	1/17/18	1,566,309	1,660,730	(94,421)
	Norwegian Krone	Buy	12/20/17	1,780,634	1,820,646	(40,012)
	Swedish Krona	Sell	12/20/17	1,747,269	1,844,367	97,098
	Turkish Lira	Buy	12/20/17	5,271,777	5,738,610	(466,833)
	Turkish Lira	Sell	12/20/17	5,414,942	5,720,185	305,243
	State Street Bank and Trust Co.
	Australian Dollar	Buy	1/17/18	4,182,434	4,252,025	(69,591)
	British Pound	Sell	12/20/17	1,818,689	1,859,543	40,854
	Euro	Buy	12/20/17	2,651,831	2,715,471	(63,640)
	New Zealand Dollar	Buy	1/17/18	557,527	614,574	(57,047)
	Norwegian Krone	Buy	12/20/17	4,464,291	4,683,789	(219,498)
	Swedish Krona	Buy	12/20/17	516,446	508,668	7,778
UBS AG
	Australian Dollar	Buy	1/17/18	1,815,919	1,848,248	(32,329)
	Canadian Dollar	Buy	1/17/18	1,873,550	1,934,463	(60,913)
	Euro	Sell	12/20/17	3,630,659	3,715,403	84,744
	Japanese Yen	Sell	11/15/17	5,412,697	5,524,100	111,403
	New Zealand Dollar	Sell	1/17/18	1,851,838	1,858,892	7,054
	Norwegian Krone	Buy	12/20/17	2,407,178	2,506,229	(99,051)
	Swedish Krona	Buy	12/20/17	39,512	5,360	34,152
	WestPac Banking Corp.
	Australian Dollar	Sell	1/17/18	1,804,446	1,853,228	48,782
	Euro	Sell	12/20/17	1,349,334	1,354,009	4,675
	Japanese Yen	Sell	11/15/17	1,775,707	1,837,428	61,721
	Unrealized appreciation					2,125,356
	Unrealized depreciation					(2,678,282)
Total						$(552,926)

* The exchange currency for all contracts listed is the United States Dollar.

Absolute Return 500 Fund 45

FUTURES CONTRACTS OUTSTANDING at 10/31/17
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
DAX Index (Short)	3	$1,155,785	$1,155,123	Dec-17	$(63,304)
Euro-CAC 40 Index (Short)	85	5,448,931	5,447,157	Nov-17	(142,825)
FTSE 100 Index (Short)	15	1,492,790	1,487,694	Dec-17	(25,735)
S&P 500 Index E-Mini (Long)	72	9,270,936	9,261,720	Dec-17	159,984
S&P Mid Cap 400 Index E-Mini (Long)	326	59,824,260	59,785,140	Dec-17	3,015,307
SPI 200 Index (Short)	7	791,431	788,616	Dec-17	(21,856)
Tokyo Price Index (Long)	117	18,171,349	18,140,891	Dec-17	1,989,067
U.S. Treasury Bond 30 yr (Long)	46	7,013,563	7,013,563	Dec-17	(129,959)
U.S. Treasury Bond Ultra 30 yr (Short)	60	9,886,875	9,886,875	Dec-17	198,740
U.S. Treasury Note 2 yr (Long)	64	13,783,000	13,783,000	Dec-17	(55,112)
U.S. Treasury Note 5 yr (Short)	190	22,265,625	22,265,625	Dec-17	213,489
U.S. Treasury Note 10 yr (Long)	515	64,342,813	64,342,813	Dec-17	(567,837)
U.S. Treasury Note Ultra 10 yr (Short)	49	6,562,172	6,562,172	Dec-17	96,371
Unrealized appreciation					5,672,958
Unrealized depreciation					(1,006,628)
Total					$4,666,330

WRITTEN SWAP OPTIONS OUTSTANDING at 10/31/17 (premiums $1,639,804)
Counterparty		Notional/
Fixed Obligation % to receive or (pay)/	Expiration	contract
Floating rate index/Maturity date	date/strike	amount	Value
Bank of America N.A.
2.506/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.506	$2,078,000	$125
(2.2625)/3 month USD-LIBOR-BBA/Aug-19	Aug-18/2.2625	2,337,800	5,120
2.2625/3 month USD-LIBOR-BBA/Aug-19	Aug-18/2.2625	2,337,800	6,943
(1.9325)/3 month USD-LIBOR-BBA/Aug-20	Aug-19/1.9325	5,195,000	10,858
(2.296)/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.296	6,148,400	15,371
1.9325/3 month USD-LIBOR-BBA/Aug-20	Aug-19/1.9325	5,195,000	21,092
Citibank, N.A.
(1.755)/3 month USD-LIBOR-BBA/Nov-18	Nov-17/1.755	4,156,000	4
(1.642)/3 month USD-LIBOR-BBA/Dec-19	Dec-17/1.642	2,078,000	104
(2.212)/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.212	4,918,700	246
(2.00)/3 month USD-LIBOR-BBA/Dec-18	Dec-17/2.00	3,117,000	530
(2.257)/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.257	1,039,000	2,109
(2.05)/3 month USD-LIBOR-BBA/Mar-19	Mar-18/2.05	3,117,000	2,525
2.398/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.398	1,558,500	3,101
2.39/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.39	4,918,700	4,919
2.3635/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.3635	2,078,000	8,395
(2.337)/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.337	3,692,900	8,604
1.642/3 month USD-LIBOR-BBA/Dec-19	Dec-17/1.642	2,078,000	8,790
2.257/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.257	1,039,000	11,491
2.337/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.337	3,692,900	12,445
2.208/3 month USD-LIBOR-BBA/May-24	May-19/2.208	1,039,000	19,710
2.37/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.37	4,918,700	20,413
(2.37)/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.37	4,918,700	27,299

46 Absolute Return 500 Fund

WRITTEN SWAP OPTIONS OUTSTANDING at 10/31/17 (premiums $1,639,804) cont.
Counterparty		Notional/
Fixed Obligation % to receive or (pay)/	Expiration	contract
Floating rate index/Maturity date	date/strike	amount	Value
Credit Suisse International
(2.32)/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.32	$4,156,000	$2,161
2.4155/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.4155	1,558,500	4,785
2.295/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.295	3,117,000	16,333
Goldman Sachs International
2.5525/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.5525	3,693,000	4
(1.495)/3 month USD-LIBOR-BBA/Nov-18	Nov-17/1.495	4,156,000	4
2.6025/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.6025	4,918,700	1,722
1.495/3 month USD-LIBOR-BBA/Nov-18	Nov-17/1.495	4,156,000	7,980
(2.3025)/3 month USD-LIBOR-BBA/Oct-19	Oct-18/2.3025	4,156,000	8,852
(2.46)/3 month USD-LIBOR-BBA/Mar-38	Mar-18/2.46	561,100	9,365
(2.31)/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.31	4,918,700	10,723
(2.293)/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.293	6,148,400	18,199
2.31/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.31	4,918,700	29,018
JPMorgan Chase Bank N.A.
2.6525/3 month USD-LIBOR-BBA/Dec-27	Dec-17/2.6525	4,918,700	1,771
(2.3205)/3 month USD-LIBOR-BBA/Jan-28	Jan-18/2.3205	335,000	2,358
2.4115/3 month USD-LIBOR-BBA/Jan-28	Jan-18/2.4115	335,000	2,559
(2.25)/3 month USD-LIBOR-BBA/Aug-19	Aug-18/2.25	2,337,800	4,980
2.25/3 month USD-LIBOR-BBA/Aug-19	Aug-18/2.25	2,337,800	7,084
(1.919)/3 month USD-LIBOR-BBA/Aug-20	Aug-19/1.919	5,195,000	10,546
1.919/3 month USD-LIBOR-BBA/Aug-20	Aug-19/1.919	5,195,000	21,455
(6.00 Floor)/3 month USD-LIBOR-BBA/Mar-18	Mar-18/6.00 Floor	5,792,000	133,795
Total			$483,888

WRITTEN OPTIONS OUTSTANDING at 10/31/17 (premiums $173,967)
	Expiration	Notional	Contract
	date/strike price	amount	amount	Value
Bank of America N.A.
USD/CNH (Put)	Dec-17/CNH 6.40	$18,345,000	$18,345,000	$1,192
USD/JPY (Call)	Jan-18/JPY 118.00	14,852,700	14,852,700	39,553
JPMorgan Chase Bank N.A.
SPDR S&P 500 ETF Trust (Call)	Dec-17/$264.00	20,487,398	79,671	13,525
USD/JPY (Put)	Jan-18/JPY 103.00	36,964,900	36,964,900	15,969
Total				$70,239

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/17
Counterparty
Fixed right or obligation % to receive		Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration	contract	receivable/	appreciation/
Maturity date	date/strike	amount	(payable)	(depreciation)
Bank of America N.A.
(2.647)/3 month USD-LIBOR-BBA/
Jun-29 (Purchased)	Jun-24/2.647	$519,500	$(20,312)	$52
(2.203)/3 month USD-LIBOR-BBA/
Jun-24 (Purchased)	Jun-19/2.203	519,500	(10,390)	(26)

Absolute Return 500 Fund 47

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/17 cont.
Counterparty
Fixed right or obligation % to receive		Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration	contract	receivable/	appreciation/
Maturity date	date/strike	amount	(payable)	(depreciation)
Bank of America N.A. cont.
2.785/3 month USD-LIBOR-BBA/
Jan-47 (Purchased)	Jan-27/2.785	$311,700	$(33,445)	$(1,350)
2.5925/3 month USD-LIBOR-BBA/
Jan-27 (Purchased)	Jan-19/2.5925	311,700	(10,987)	(1,652)
2.647/3 month USD-LIBOR-BBA/
Jun-29 (Purchased)	Jun-24/2.647	519,500	(20,312)	(1,943)
(2.785)/3 month USD-LIBOR-BBA/
Jan-47 (Purchased)	Jan-27/2.785	311,700	(33,445)	(2,213)
2.203/3 month USD-LIBOR-BBA/
Jun-24 (Purchased)	Jun-19/2.203	519,500	(10,390)	(2,977)
(2.5925)/3 month USD-LIBOR-BBA/
Jan-27 (Purchased)	Jan-19/2.5925	311,700	(10,987)	(5,505)
2.7175/3 month USD-LIBOR-BBA/
Jan-47 (Written)	Jan-19/2.7175	311,700	28,162	11,246
(2.7175)/3 month USD-LIBOR-BBA/
Jan-47 (Written)	Jan-19/2.7175	311,700	28,162	6,468
(2.413)/3 month USD-LIBOR-BBA/
Jun-29 (Written)	Jun-19/2.413	519,500	19,975	5,335
2.413/3 month USD-LIBOR-BBA/
Jun-29 (Written)	Jun-19/2.413	519,500	19,975	410
Barclays Bank PLC
(2.205)/3 month USD-LIBOR-BBA/
Jun-24 (Purchased)	Jun-19/2.205	519,500	(10,390)	(52)
2.43/3 month USD-LIBOR-BBA/
Feb-22 (Purchased)	Feb-19/2.43	311,700	(4,348)	(390)
(2.43)/3 month USD-LIBOR-BBA/
Feb-22 (Purchased)	Feb-19/2.43	311,700	(4,348)	(2,593)
2.205/3 month USD-LIBOR-BBA/
Jun-24 (Purchased)	Jun-19/2.205	519,500	(10,390)	(2,956)
Citibank, N.A.
2.206/3 month USD-LIBOR-BBA/
Nov-27 (Purchased)	Nov-17/2.206	1,039,000	(1,559)	(21)
(2.654)/3 month USD-LIBOR-BBA/
Jun-29 (Purchased)	Jun-24/2.654	519,500	(20,312)	(26)
2.654/3 month USD-LIBOR-BBA/
Jun-29 (Purchased)	Jun-24/2.654	519,500	(20,312)	(1,870)
(2.42)/3 month USD-LIBOR-BBA/
Jun-29 (Written)	Jun-19/2.42	519,500	20,001	5,216
2.42/3 month USD-LIBOR-BBA/
Jun-29 (Written)	Jun-19/2.42	519,500	19,897	509
2.507/3 month USD-LIBOR-BBA/
Nov-27 (Written)	Nov-17/2.507	1,039,000	1,559	(42)
Credit Suisse International
(2.18)/3 month USD-LIBOR-BBA/
Nov-27 (Written)	Nov-17/2.18	1,039,000	52	52

48 Absolute Return 500 Fund

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/17 cont.
Counterparty
Fixed right or obligation % to receive		Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration	contract	receivable/	appreciation/
Maturity date	date/strike	amount	(payable)	(depreciation)
Goldman Sachs International
2.8175/3 month USD-LIBOR-BBA/
Mar-47 (Purchased)	Mar-27/2.8175	$62,300	$(7,865)	$(56)
(2.8175)/3 month USD-LIBOR-BBA/
Mar-47 (Purchased)	Mar-27/2.8175	62,300	(7,865)	(496)
JPMorgan Chase Bank N.A.
2.8325/3 month USD-LIBOR-BBA/
Feb-52 (Purchased)	Feb-22/2.8325	311,700	(43,521)	(1,453)
(2.8325)/3 month USD-LIBOR-BBA/
Feb-52 (Purchased)	Feb-22/2.8325	311,700	(43,521)	(9,644)
2.79/3 month USD-LIBOR-BBA/
Feb-49 (Written)	Feb-19/2.79	311,700	29,596	13,504
(2.79)/3 month USD-LIBOR-BBA/
Feb-49 (Written)	Feb-19/2.79	311,700	29,596	3,641
Morgan Stanley & Co. International PLC
1.85125/3 month USD-LIBOR-BBA/
Apr-19 (Purchased)	Apr-18/1.85125	3,117,000	(3,273)	(436)
(2.01)/3 month USD-LIBOR-BBA/
Apr-19 (Written)	Apr-18/2.01	3,117,000	3,273	(3)
Unrealized appreciation				46,433
Unrealized depreciation				(35,704)
Total				$10,729

TBA SALE COMMITMENTS OUTSTANDING at 10/31/17 (proceeds receivable $67,544,727)
	Principal	Settlement
Agency	amount	date	Value
Federal Home Loan Mortgage Corporation, 4.50%, 11/1/47	$2,000,000	11/13/17	$2,136,328
Federal National Mortgage Association, 4.50%, 11/1/47	3,000,000	11/13/17	3,207,422
Federal National Mortgage Association, 4.00%, 11/1/47	2,000,000	11/13/17	2,099,062
Federal National Mortgage Association, 3.50%, 11/1/47	37,000,000	11/13/17	38,031,953
Federal National Mortgage Association, 3.00%, 12/1/47	3,000,000	12/13/17	2,997,070
Federal National Mortgage Association, 3.00%, 11/1/47	19,000,000	11/13/17	19,011,875
Total			$67,483,710

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/17
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$1,039,000	$15,356	$(6,917)	10/31/27	2.18%—	3 month USD-	$8,479
				Semiannually	LIBOR-BBA—
					Quarterly
3,117,000	13,590	10,108	10/31/27	3 month USD-	2.295%—	(3,602)
				LIBOR-BBA—	Semiannually
				Quarterly
1,039,000	13,258	(2,086)	10/3/27	2.201%—	3 month USD-	10,510
				Semiannually	LIBOR-BBA—
					Quarterly

Absolute Return 500 Fund 49

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/17 cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$1,039,000	$8,728	$(1,774)	10/3/27	2.2495%—	3 month USD-	$6,252
				Semiannually	LIBOR-BBA—
					Quarterly
1,039,000	9,569	(1,774)	10/3/27	2.2405%—	3 month USD-	7,101
				Semiannually	LIBOR-BBA—
					Quarterly
1,575,000	36,115	(10,196)	10/31/27	2.09%—	3 month USD-	25,979
				Semiannually	LIBOR-BBA—
					Quarterly
4,725,000	56,984	13,406	10/31/27	3 month USD-	2.21%—	(43,759)
				LIBOR-BBA—	Semiannually
				Quarterly
3,150,000	1,607	(3,278)	10/31/27	2.34875%—	3 month USD-	(4,764)
				Semiannually	LIBOR-BBA—
					Quarterly
389,600	5,910	(2,402)	10/18/27	2.176%—	3 month USD-	3,407
				Semiannually	LIBOR-BBA—
					Quarterly
53,464,000	282,290 E	(157,988)	12/20/22	2.00%—	3 month USD-	124,303
				Semiannually	LIBOR-BBA—
					Quarterly
8,931,000	53,586 E	93,621	12/20/27	3 month USD-	2.30%—	40,035
				LIBOR-BBA—	Semiannually
				Quarterly
1,558,500	13,138	(9,986)	10/31/27	2.25%—	3 month USD-	3,212
				Semiannually	LIBOR-BBA—
					Quarterly
4,675,500	9,257	11,187	10/31/27	3 month USD-	2.365%—	20,266
				LIBOR-BBA—	Semiannually
				Quarterly
779,250	8,089	(4,618)	10/25/27	2.23%—	3 month USD-	3,388
				Semiannually	LIBOR-BBA—
					Quarterly
2,337,750	1,169	5,043	10/25/27	3 month USD-	2.33925%—	4,164
				LIBOR-BBA—	Semiannually
				Quarterly
90,137,500	116,277 E	(3,690)	12/20/19	1.80%—	3 month USD-	112,588
				Semiannually	LIBOR-BBA—
					Quarterly
909,600	1,173 E	34	12/20/19	3 month USD-	1.80%—	(1,139)
				LIBOR-BBA—	Semiannually
				Quarterly
26,461,500	76,738 E	13,506	12/20/22	2.05%—	3 month USD-	90,245
				Semiannually	LIBOR-BBA—
					Quarterly
27,288,500	287,075 E	(132,561)	12/20/27	2.25%—	3 month USD-	154,514
				Semiannually	LIBOR-BBA—
					Quarterly

50 Absolute Return 500 Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/17 cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$185,564,200	$1,952,135 E	$896,721	12/20/27	3 month USD-	2.25%—	$(1,055,414)
				LIBOR-BBA—	Semiannually
				Quarterly
7,910,500	165,171 E	81,948	12/20/47	3 month USD-	2.50%—	(83,223)
				LIBOR-BBA—	Semiannually
				Quarterly
3,577,000	12,841	22,151	11/1/27	3 month USD-	2.306%—	9,310
				LIBOR-BBA—	Semiannually
				Quarterly
2,051,000	8,163	(17)	10/17/27	2.30%—	3 month USD-	7,468
				Semiannually	LIBOR-BBA—
					Quarterly
249,400	940	(2)	11/1/27	2.304%—	3 month USD-	938
				Semiannually	LIBOR-BBA—
					Quarterly
3,577,000	14,236	14,282	10/17/27	2.30%—	3 month USD-	27,336
				Semiannually	LIBOR-BBA—
					Quarterly
991,000	3,905	(7)	10/10/27	2.30%—	3 month USD-	3,386
				Semiannually	LIBOR-BBA—
					Quarterly
10,404,000	54,829	(76)	10/5/27	3 month USD-	2.2845%—	(48,214)
				LIBOR-BBA—	Semiannually
				Quarterly
2,459,400	10,526 E	(20)	11/7/27	2.301%—	3 month USD-	10,506
				Semiannually	LIBOR-BBA—
					Quarterly
1,063,500	6,860	(8)	10/6/27	3 month USD-	2.2715%—	(6,224)
				LIBOR-BBA—	Semiannually
				Quarterly
1,944,000	8,806	(14)	10/10/27	3 month USD-	2.2935%—	(7,824)
				LIBOR-BBA—	Semiannually
				Quarterly
1,200,500	5,282	(9)	10/10/27	3 month USD-	2.2949%—	(4,674)
				LIBOR-BBA—	Semiannually
				Quarterly
1,200,500	5,858	(9)	10/10/27	3 month USD-	2.28962%—	(5,254)
				LIBOR-BBA—	Semiannually
				Quarterly
750,800	1,306	(5)	10/10/27	2.3245%—	3 month USD-	902
				Semiannually	LIBOR-BBA—
					Quarterly
750,800	1,412	(5)	10/10/27	2.32295%—	3 month USD-	1,008
				Semiannually	LIBOR-BBA—
					Quarterly
706,500	120	(5)	10/10/27	2.34566%—	3 month USD-	(509)
				Semiannually	LIBOR-BBA—
					Quarterly

Absolute Return 500 Fund 51

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/17 cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$706,500	$841	$(5)	10/10/27	2.357%—	3 month USD-	$(1,234)
				Semiannually	LIBOR-BBA—
					Quarterly
810,400	1,135 E	(7)	11/8/27	2.364%—	3 month USD-	(1,141)
				Semiannually	LIBOR-BBA—
					Quarterly
615,500	1,342	(4)	10/17/27	2.32%—	3 month USD-	1,129
				Semiannually	LIBOR-BBA—
					Quarterly
2,362,000	6,448	(17)	10/12/27	2.3135%—	3 month USD-	5,327
				Semiannually	LIBOR-BBA—
					Quarterly
685,700	1,954	(5)	10/18/27	3 month USD-	2.3125%—	(1,748)
				LIBOR-BBA—	Semiannually
				Quarterly
893,000	4,376	(6)	10/13/27	3 month USD-	2.2895%—	(4,000)
				LIBOR-BBA—	Semiannually
				Quarterly
1,300,300	7,230	(9)	10/17/27	3 month USD-	2.2825%—	(6,818)
				LIBOR-BBA—	Semiannually
				Quarterly
259,800	2,440	(2)	10/18/27	2.24%—	3 month USD-	2,364
				Semiannually	LIBOR-BBA—
					Quarterly
1,142,900	8,149 E	(9)	11/20/27	2.275%—	3 month USD-	8,140
				Semiannually	LIBOR-BBA—
					Quarterly
1,043,000	8,146	(8)	10/18/27	3 month USD-	2.2576%—	(7,852)
				LIBOR-BBA—	Semiannually
				Quarterly
1,043,000	7,676	(8)	10/18/27	3 month USD-	2.26256%—	(7,381)
				LIBOR-BBA—	Semiannually
				Quarterly
1,043,000	7,885	(8)	10/18/27	3 month USD-	2.6031%—	(7,590)
				LIBOR-BBA—	Semiannually
				Quarterly
1,043,000	6,790	(8)	10/18/27	3 month USD-	2.27191%—	(6,491)
				LIBOR-BBA—	Semiannually
				Quarterly
1,043,000	6,988	(8)	10/18/27	3 month USD-	2.26987%—	(6,690)
				LIBOR-BBA—	Semiannually
				Quarterly
4,156,000	10,016 E	(30)	11/3/27	3 month USD-	2.32%—	(10,046)
				LIBOR-BBA—	Semiannually
				Quarterly
389,625	4,056	(3,307)	10/27/27	2.23%—	3 month USD-	727
				Semiannually	LIBOR-BBA—
					Quarterly

52 Absolute Return 500 Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/17 cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$1,168,875	$982	$1,687	10/27/27	3 month USD-	2.35425%—	$2,752
				LIBOR-BBA—	Semiannually
				Quarterly
187,000	705	(1)	10/23/27	2.303%—	3 month USD-	672
				Semiannually	LIBOR-BBA—
					Quarterly
1,178,000	1,154	(9)	10/24/27	2.35552%—	3 month USD-	(1,345)
				Semiannually	LIBOR-BBA—
					Quarterly
479,200	43	(3)	10/25/27	2.3457%—	3 month USD-	(107)
				Semiannually	LIBOR-BBA—
					Quarterly
479,200	101	(3)	10/25/27	2.34705%—	3 month USD-	(164)
				Semiannually	LIBOR-BBA—
					Quarterly
498,700	1,491	(4)	10/27/27	3 month USD-	2.378%—	1,524
				LIBOR-BBA—	Semiannually
				Quarterly
674,500	4,681	(5)	10/27/27	2.42166%—	3 month USD-	(4,739)
				Semiannually	LIBOR-BBA—
					Quarterly
674,500	4,964	(5)	10/27/27	2.4264%—	3 month USD-	(5,022)
				Semiannually	LIBOR-BBA—
					Quarterly
149,000	1,274	(1)	10/27/27	2.4395%—	3 month USD-	(1,287)
				Semiannually	LIBOR-BBA—
					Quarterly
2,164,200	18,266 E	(18)	11/29/27	2.45%—	3 month USD-	(18,284)
				Semiannually	LIBOR-BBA—
					Quarterly
1,475,600	10,934 E	(12)	12/6/27	2.4425%—	3 month USD-	(10,946)
				Semiannually	LIBOR-BBA—
					Quarterly
1,266,500	6,750	(9)	10/30/27	2.4026%—	3 month USD-	(6,747)
				Semiannually	LIBOR-BBA—
					Quarterly
1,266,500	6,839	(9)	10/30/27	2.40336%—	3 month USD-	(6,836)
				Semiannually	LIBOR-BBA—
					Quarterly
63,000	484	—	10/31/27	2.428%—	3 month USD-	(483)
				Semiannually	LIBOR-BBA—
					Quarterly
516,200	2,194	(4)	10/31/27	2.38997%—	3 month USD-	(2,178)
				Semiannually	LIBOR-BBA—
					Quarterly
516,200	2,096	(4)	10/31/27	2.38792%—	3 month USD-	(2,080)
				Semiannually	LIBOR-BBA—
					Quarterly

Absolute Return 500 Fund 53

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/17 cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
	$516,200	$2,245	$(4)	10/31/27	2.39108%—	3 month USD-	$(2,229)
					Semiannually	LIBOR-BBA—
						Quarterly
	456,000	917	(3)	11/1/27	2.36789%—	3 month USD-	(920)
					Semiannually	LIBOR-BBA—
						Quarterly
	456,000	766	(3)	11/1/27	2.36421%—	3 month USD-	(769)
					Semiannually	LIBOR-BBA—
						Quarterly
	456,000	816	(3)	11/1/27	2.3654%—	3 month USD-	(820)
					Semiannually	LIBOR-BBA—
						Quarterly
	170,400	92 E	(1)	11/6/27	3 month USD-	2.342%—	(93)
					LIBOR-BBA—	Semiannually
					Quarterly
	353,300	124 E	(3)	12/4/27	2.356%—	3 month USD-	121
					Semiannually	LIBOR-BBA—
						Quarterly
AUD	23,241,000	154,929 E	(38,939)	12/20/22	2.65%—	6 month AUD-	(193,869)
					Semiannually	BBR-BBSW—
						Semiannually
AUD	7,587,000	66,719 E	(30,485)	12/20/27	6 month AUD-	3.00%—	36,235
					BBR-BBSW—	Semiannually
					Semiannually
CAD	16,951,000	131,130 E	(30,471)	12/20/22	3 month CAD-	2.25%—	100,659
					BA-CDOR—	Semiannually
					Semiannually
CAD	4,144,000	53,739 E	40,678	12/20/27	2.50%—	3 month CAD-	(13,061)
					Semiannually	BA-CDOR—
						Semiannually
CHF	2,159,000	4,761 E	(18,043)	12/20/27	0.25%—	6 month CHF-	(13,281)
					Annually	LIBOR-BBA—
						Semiannually
CHF	42,130,000	106,418 E	(205,244)	12/20/22	—	0.25% plus 6	(98,825)
						month CHF-
						LIBOR-BBA—
						Semiannually
EUR	33,272,000	141,075 E	10,472	12/20/22	0.30%—	6 month EUR-	(130,603)
					Annually	EURIBOR-
						REUTERS—
						Semiannually
EUR	31,619,000	481,018 E	(241,240)	12/20/27	6 month	1.00%—Annually	239,771
					EUR-EURIBOR-
					REUTERS—
					Semiannually
GBP	22,761,000	121,222 E	(131,201)	12/20/22	1.05%—	6 month GBP-	(9,978)
					Semiannually	LIBOR-BBA—
						Semiannually

54 Absolute Return 500 Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/17 cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
GBP	4,358,000	$2,778 E	$(18,497)	12/20/27	1.40%—	6 month GBP-	$(21,276)
					Semiannually	LIBOR-BBA—
						Semiannually
NOK	31,616,000	19,160 E	(11,960)	12/20/27	6 month NOK-	2.00%—Annually	7,200
					NIBOR-NIBR—
					Semiannually
NOK	179,115,000	219 E	(17,641)	12/20/22	1.50%—	6 month NOK-	(17,860)
					Annually	NIBOR-NIBR—
						Semiannually
NZD	23,058,000	169,304 E	(33,504)	12/20/27	3 month NZD-	3.30%—	135,800
					BBR-FRA—	Semiannually
					Quarterly
NZD	10,641,000	48,860 E	8,348	12/20/22	3 month NZD-	2.80%—	57,208
					BBR-FRA—	Semiannually
					Quarterly
SEK	138,150,000	72,279 E	(30,521)	12/20/22	0.50%—	3 month SEK-	(102,801)
					Annually	STIBOR-SIDE—
						Quarterly
SEK	45,895,000	30,262 E	10,230	12/20/27	3 month SEK-	1.25%—Annually	40,493
					STIBOR-SIDE—
					Quarterly
Total			$84,684				$(676,775)

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/17
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Bank of America N.A.
$258,175,953	$270,475,457	$—	3/7/18	(3 month USD-	A basket (MLFCF11)	$12,107,001
				LIBOR-BBA plus	of common
				0.10%)—Quarterly	stocks*—Quarterly
261,990,353	273,886,261	—	8/2/18	3 month USD-	Russell 1000 Total	(11,118,790)
				LIBOR-BBA minus	Return Index—
				0.07%—Quarterly	Quarterly
Barclays Bank PLC
267,408	267,012	—	1/12/40	4.00% (1 month	Synthetic MBX	(45)
				USD-LIBOR)—	Index 4.00% 30 year
				Monthly	Fannie Mae pools—
Monthly
35,181	34,821	—	1/12/39	6.00% (1 month	Synthetic TRS	72
				USD-LIBOR)—	Index 6.00% 30 year
				Monthly	Fannie Mae pools—
Monthly

Absolute Return 500 Fund 55

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/17 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC cont.
$201,221	$200,923	$—	1/12/40	4.00% (1 month	Synthetic MBX	$(34)
				USD-LIBOR)—	Index 4.00% 30 year
				Monthly	Fannie Mae pools—
Monthly
5,082	5,014	—	1/12/38	6.50% (1 month	Synthetic TRS	(7)
				USD-LIBOR)—	Index 6.50% 30 year
				Monthly	Fannie Mae pools—
Monthly
1,564,702	1,562,388	—	1/12/40	4.00% (1 month	Synthetic MBX	(263)
				USD-LIBOR)—	Index 4.00% 30 year
				Monthly	Fannie Mae pools—
Monthly
222,137	221,526	—	1/12/40	4.50% (1 month	Synthetic MBX	(275)
				USD-LIBOR)—	Index 4.50% 30 year
				Monthly	Fannie Mae pools—
Monthly
1,560,010	1,555,715	—	1/12/40	4.50% (1 month	Synthetic MBX	(1,932)
				USD-LIBOR)—	Index 4.50% 30 year
				Monthly	Fannie Mae pools—
Monthly
333,206	332,289	—	1/12/40	4.50% (1 month	Synthetic MBX	(413)
				USD-LIBOR)—	Index 4.50% 30 year
				Monthly	Fannie Mae pools—
Monthly
693,918	698,030	—	1/12/39	(6.00%) 1 month	Synthetic MBX	(5,573)
				USD-LIBOR—	Index 6.00% 30 year
				Monthly	Fannie Mae pools—
Monthly
84,198	83,078	—	1/12/38	6.50% (1 month	Synthetic TRS	(109)
				USD-LIBOR)—	Index 6.50% 30 year
				Monthly	Fannie Mae pools—
Monthly
53,892	53,608	—	1/12/43	(3.50%) 1 month	Synthetic TRS	(159)
				USD-LIBOR—	Index 3.50% 30 year
				Monthly	Fannie Mae pools—
Monthly
1,346,662	1,341,300	—	1/12/40	5.00% (1 month	Synthetic MBX	(3,054)
				USD-LIBOR)—	Index 5.00% 30 year
				Monthly	Fannie Mae pools—
Monthly
10,190,694	10,151,616	—	1/12/41	5.00% (1 month	Synthetic MBX	(21,642)
				USD-LIBOR)—	Index 5.00% 30 year
				Monthly	Fannie Mae pools—
Monthly
11,432,100	11,506,214	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(100,153)
				USD-LIBOR—	Index 6.50% 30 year
				Monthly	Fannie Mae pools—
Monthly

56 Absolute Return 500 Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/17 cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Citibank, N.A.
$525,846	$523,829	$—	1/12/41	5.00% (1 month	Synthetic MBX	$(1,117)
				USD-LIBOR)—	Index 5.00% 30 year
				Monthly	Fannie Mae pools—
					Monthly
257,090	256,104	—	1/12/41	5.00% (1 month	Synthetic MBX	(546)
				USD-LIBOR)—	Index 5.00% 30 year
				Monthly	Fannie Mae pools—
					Monthly
85,754,584	90,729,285	—	11/27/17	3 month USD-	Russell 1000 Total	(4,756,814)
				LIBOR-BBA plus	Return Index—
				0.09%—Quarterly	Quarterly
21,891,385	22,099,194	—	3/19/18	3 month USD-	MSCI Emerging	(170,762)
				LIBOR-BBA plus	Markets TR Net
				0.20%—Quarterly	USD—Quarterly
258,783,748	264,586,993	—	12/1/17	(3 month USD-	A basket	5,711,037
				LIBOR-BBA plus	(CGPUTQL2) of
				0.37%)—Quarterly	common stocks *—
					Quarterly
1,946,550	2,002,291	—	7/5/22	1 month USD-	Coach, Inc.—	(54,689)
				LIBOR-BBA minus	Monthly
				0.35%—Monthly
2,627,218	2,480,647	—	7/5/22	1 month USD-	Newell Brands,	147,805
				LIBOR-BBA minus	Inc.—Monthly
				0.35%—Monthly
3,947,603	3,243,018	—	7/5/22	1 month USD-	General Electric	706,719
				LIBOR-BBA minus	Co.—Monthly
				0.35%—Monthly
637,344	649,731	—	7/5/22	1 month USD-	HubSpot, Inc.—	(12,042)
				LIBOR-BBA minus	Monthly
				0.35%—Monthly
376,734	387,351	—	7/5/22	1 month USD-	ACI Worldwide,	(10,413)
				LIBOR-BBA minus	Inc.—Monthly
				0.35%—Monthly
304,886	288,561	—	7/5/22	1 month USD-	OSI Systems, Inc.—	16,490
				LIBOR-BBA minus	Monthly
				0.35%—Monthly
2,689,642	2,682,349	—	7/5/22	1 month USD-	Kellogg Co.—	8,747
				LIBOR-BBA minus	Monthly
				0.35%—Monthly
2,276,395	2,147,879	—	7/5/22	1 month USD-	Cerner Corp.—	129,748
				LIBOR-BBA minus	Monthly
				0.35%—Monthly
357,201	256,354	—	7/5/22	1 month USD-	Electronics for	101,040
				LIBOR-BBA minus	Imaging, Inc.—
				0.35%—Monthly	Monthly
1,875,310	1,775,115	—	7/5/22	1 month USD-	Hanesbrands, Inc.—	101,210
				LIBOR-BBA minus	Monthly
				0.35%—Monthly

Absolute Return 500 Fund 57

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/17 cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Citibank, N.A. cont.
$462,616	$473,461	$—	7/5/22	1 month USD-	Globus Medical,	$(10,595)
				LIBOR-BBA minus	Inc.—Monthly
				0.35%—Monthly
612,271	575,937	—	7/5/22	1 month USD-	Cornerstone	36,665
				LIBOR-BBA minus	OnDemand, Inc.—
				0.35%—Monthly	Monthly
1,035,717	1,073,187	—	7/5/22	1 month USD-	ICON PLC—Monthly	(36,910)
				LIBOR-BBA minus
				0.35%—Monthly
364,012	337,743	—	7/5/22	1 month USD-	Super Micro	26,375
				LIBOR-BBA minus	Computer, Inc.—
				0.35%—Monthly	Monthly
1,368,192	1,288,453	—	7/5/22	1 month USD-	Mylan NV—Monthly	80,479
				LIBOR-BBA minus
				0.35%—Monthly
234,859	209,121	—	7/5/22	1 month USD-	Evolent Health,	25,865
				LIBOR-BBA minus	Inc.—Monthly
				0.07%—Monthly
512,017	551,458	—	7/5/22	1 month USD-	Paylocity Holding	(39,165)
				LIBOR-BBA minus	Corp.—Monthly
				0.35%—Monthly
2,050,524	2,318,637	—	7/5/22	1 month USD-	Quintiles IMS	(267,004)
				LIBOR-BBA minus	Holdings, Inc.—
				0.35%—Monthly	Monthly
2,429,152	2,416,541	—	7/5/22	1 month USD-	Burlington Stores,	13,925
				LIBOR-BBA minus	Inc.—Monthly
				0.35%—Monthly
1,031,962	1,032,429	—	7/5/22	1 month USD-	HealthSouth	(91)
				LIBOR-BBA minus	Corp.—Monthly
				0.35%—Monthly
649,142	602,506	—	7/5/22	1 month USD-	NETSCOUT	46,826
				LIBOR-BBA minus	Systems, Inc.—
				0.35%—Monthly	Monthly
1,019,584	1,025,483	—	7/5/22	1 month USD-	Wabtec Corp.—	(5,347)
				LIBOR-BBA minus	Monthly
				0.65%—Monthly
1,905,279	1,777,664	—	7/5/22	1 month USD-	Tesla, Inc.—Monthly	128,646
				LIBOR-BBA minus
				1.30%—Monthly
815,346	881,513	—	7/5/22	1 month USD-	Paycom Software,	(65,726)
				LIBOR-BBA minus	Inc.—Monthly
				0.35%—Monthly
590,356	527,621	—	7/5/22	1 month USD-	Cooper Tire &	63,055
				LIBOR-BBA minus	Rubber Co.—
				0.35%—Monthly	Monthly
322,107	317,210	—	7/5/22	1 month USD-	Pegasystems, Inc.—	5,071
				LIBOR-BBA minus	Monthly
				0.35%—Monthly

58 Absolute Return 500 Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/17 cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Citibank, N.A. cont.
$847,690	$851,744	$—	7/5/22	1 month USD-	NuVasive, Inc.—	$(3,595)
				LIBOR-BBA minus	Monthly
				0.35%—Monthly
1,501,086	1,454,933	—	7/5/22	1 month USD-	Signet Jewelers,	40,086
				LIBOR-BBA minus	Ltd.—Monthly
				1.30%—Monthly
1,052,898	1,102,665	—	7/5/22	1 month USD-	XPO Logistics, Inc.—	(49,198)
				LIBOR-BBA minus	Monthly
				0.35%—Monthly
856,633	806,767	—	7/5/22	1 month USD-	Medidata Solutions,	50,330
				LIBOR-BBA minus	Inc.—Monthly
				0.35%—Monthly
1,245,623	1,303,667	—	7/5/22	1 month USD-	Ultimate Software	(57,370)
				LIBOR-BBA minus	Group, Inc.—
				0.35%—Monthly	Monthly
513,906	493,316	—	7/5/22	1 month USD-	Valley National	20,869
				LIBOR-BBA minus	Bancorp—Monthly
				0.35%—Monthly
1,844,655	1,806,831	—	7/5/22	1 month USD-	Triumph Group,	38,822
				LIBOR-BBA minus	Inc.—Monthly
				0.35%—Monthly
160,066	128,426	—	7/5/22	1 month USD-	Valeant	31,726
				LIBOR-BBA minus	Pharmaceuticals
				0.35%—Monthly	International, Inc.—
					Monthly
722,980	800,194	—	7/5/22	1 month USD-	Ubiquiti Networks,	(76,823)
				LIBOR-BBA minus	Inc.—Monthly
				12.05%—Monthly
191,763	194,594	—	7/5/22	1 month USD-	Plantronics, Inc.—	(2,728)
				LIBOR-BBA minus	Monthly
				0.35%—Monthly
725,860	835,210	—	7/5/22	1 month USD-	PTC, Inc.—Monthly	(108,958)
				LIBOR-BBA minus
				0.35%—Monthly
1,672,739	1,700,485	—	7/5/22	1 month USD-	Varian Medical	(26,841)
				LIBOR-BBA minus	Systems, Inc.—
				0.35%—Monthly	Monthly
910,468	941,889	—	7/5/22	1 month USD-	Dycom Industries,	(30,929)
				LIBOR-BBA minus	Inc.—Monthly
				0.35%—Monthly
915,851	744,263	—	7/5/22	1 month USD-	Weatherford	172,083
				LIBOR-BBA minus	International PLC—
				1.10%—Monthly	Monthly
385,423	327,695	—	7/5/22	1 month USD-	Diebold Nixdorf,	57,937
				LIBOR-BBA minus	Inc.—Monthly
				0.35%—Monthly
178,361	136,827	—	7/5/22	1 month USD-	Under Armour, Inc.	41,631
				LIBOR-BBA minus	Class C—Monthly
				0.35%—Monthly

Absolute Return 500 Fund 59

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/17 cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Citibank, N.A. cont.
$2,816,841	$2,721,337	$—	7/5/22	1 month USD-	Express Scripts	$96,739
				LIBOR-BBA minus	Holding Co.—
				0.35%—Monthly	Monthly
1,473,857	1,365,835	—	7/5/22	1 month USD-	Energizer Holdings,	108,819
				LIBOR-BBA minus	Inc.—Monthly
				0.35%—Monthly
1,223,184	1,175,527	—	7/5/22	1 month USD-	Patterson Cos.,	48,318
				LIBOR-BBA minus	Inc.—Monthly
				0.35%—Monthly
592,193	567,412	—	7/5/22	1 month USD-	Ollie’s Bargain	25,100
				LIBOR-BBA minus	Outlet Holdings,
				0.35%—Monthly	Inc.—Monthly
396,235	419,067	—	7/5/22	1 month USD-	Inogen, Inc.—	(22,618)
				LIBOR-BBA minus	Monthly
				0.35%—Monthly
1,418,355	1,570,963	—	7/5/22	1 month USD-	Axalta Coating	(151,840)
				LIBOR-BBA minus	Systems, Ltd.—
				0.35%—Monthly	Monthly
352,800	272,475	—	7/5/22	1 month USD-	Cambrex Corp.—	80,515
				LIBOR-BBA minus	Monthly
				0.35%—Monthly
366,862	340,918	—	7/5/22	1 month USD-	Netgear, Inc.—	26,142
				LIBOR-BBA minus	Monthly
				0.35%—Monthly
707,482	696,954	—	7/5/22	1 month USD-	Pinnacle Financial	10,911
				LIBOR-BBA minus	Partners, Inc.—
				0.35%—Monthly	Monthly
1,085,668	1,181,596	—	7/5/22	1 month USD-	FLIR Systems, Inc.—	(95,554)
				LIBOR-BBA minus	Monthly
				0.35%—Monthly
273,294	286,137	—	7/5/22	1 month USD-	Ebix, Inc.—Monthly	(12,696)
				LIBOR-BBA minus
				1.25%—Monthly
685,340	669,549	—	7/5/22	1 month USD-	B&G Foods, Inc.—	16,162
				LIBOR-BBA minus	Monthly
				1.85%—Monthly
3,612,578	3,759,996	—	7/5/22	1 month USD-	Nike, Inc. Class B—	(145,933)
				LIBOR-BBA minus	Monthly
				0.35%—Monthly
13,235,546	13,331,156	—	9/20/18	3 month USD-	MSCI Emerging	(71,663)
				LIBOR-BBA plus	Markets TR Net
				0.30%—Quarterly	USD—Quarterly
1,554,846	1,651,010	—	7/5/22	1 month USD-	Snap-on, Inc.—	(95,323)
				LIBOR-BBA minus	Monthly
				0.35%—Monthly
276,679	278,437	—	7/5/22	1 month USD-	McDermott	(1,670)
				LIBOR-BBA minus	International, Inc—
				0.35%—Monthly	Monthly

60 Absolute Return 500 Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/17 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Credit Suisse International
$432,084	$430,427	$—	1/12/41	5.00% (1 month	Synthetic MBX	$(918)
				USD-LIBOR)—	Index 5.00% 30 year
				Monthly	Fannie Mae pools—
Monthly
28,801	28,886	—	1/12/41	4.00% (1 month	Synthetic TRS	350
				USD-LIBOR)—	Index 4.00% 30 year
				Monthly	Fannie Mae pools—
Monthly
191,802	190,791	—	1/12/43	3.50% (1 month	Synthetic TRS	565
				USD-LIBOR)—	Index 3.50% 30 year
				Monthly	Fannie Mae pools—
Monthly
105,496	104,940	—	1/12/43	3.50% (1 month	Synthetic TRS	311
				USD-LIBOR)—	Index 3.50% 30 year
				Monthly	Fannie Mae pools—
Monthly
895	890	—	1/12/43	3.50% (1 month	Synthetic TRS	3
				USD-LIBOR)—	Index 3.50% 30 year
				Monthly	Fannie Mae pools—
Monthly
414,525	405,908	—	1/12/45	4.00% (1 month	Synthetic TRS	(4,888)
				USD-LIBOR)—	Index 4.00% 30 year
				Monthly	Fannie Mae pools—
Monthly
220,499	215,915	—	1/12/45	4.00% (1 month	Synthetic TRS	(2,600)
				USD-LIBOR)—	Index 4.00% 30 year
				Monthly	Fannie Mae pools—
Monthly
209,713	210,521	—	1/12/45	3.50% (1 month	Synthetic TRS	2,574
				USD-LIBOR)—	Index 3.50% 30 year
				Monthly	Fannie Mae pools—
Monthly
283,317	284,149	—	1/12/41	(4.00%) 1 month	Synthetic TRS	(3,448)
				USD-LIBOR—	Index 4.00% 30 year
				Monthly	Fannie Mae pools—
Monthly
46,734,862	47,010,260	—	7/26/18	3 month USD-	Russell 1000 Total	(271,587)
				LIBOR-BBA plus	Return Index—
				0.09%—Quarterly	Quarterly
Deutsche Bank AG
57,796,117	59,607,294	—	3/7/18	(3 month USD-	DB Custom PT	1,927,652
				LIBOR-BBA plus	Long 15 PR Index*—
				0.31%)—Quarterly	Quarterly
54,484,690	55,603,663	—	3/7/18	3 month USD-	DB Custom PT	(1,154,975)
				LIBOR-BBA minus	Short 15 PR Index*—
				0.45%—Quarterly	Quarterly

Absolute Return 500 Fund 61

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/17 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International
$129,076	$127,359	$—	1/12/38	6.50% (1 month	Synthetic TRS	$(167)
				USD-LIBOR)—	Index 6.50% 30 year
				Monthly	Fannie Mae pools—
Monthly
99,585	98,260	—	1/12/38	6.50% (1 month	Synthetic TRS	(129)
				USD-LIBOR)—	Index 6.50% 30 year
				Monthly	Fannie Mae pools—
Monthly
282,407	279,516	—	1/12/39	6.00% (1 month	Synthetic TRS	577
				USD-LIBOR)—	Index 6.00% 30 year
				Monthly	Fannie Mae pools—
Monthly
175,337	173,005	—	1/12/38	6.50% (1 month	Synthetic TRS	(226)
				USD-LIBOR)—	Index 6.50% 30 year
				Monthly	Fannie Mae pools—
Monthly
570,783	568,594	—	1/12/41	5.00% (1 month	Synthetic MBX	(1,212)
				USD-LIBOR)—	Index 5.00% 30 year
				Monthly	Fannie Mae pools—
Monthly
625,503	629,558	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(5,480)
				USD-LIBOR—	Index 6.50% 30 year
				Monthly	Fannie Mae pools—
Monthly
234,964	236,487	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(2,058)
				USD-LIBOR—	Index 6.50% 30 year
				Monthly	Fannie Mae pools—
Monthly
109,524	108,403	—	1/12/39	6.00% (1 month	Synthetic TRS	224
				USD-LIBOR)—	Index 6.00% 30 year
				Monthly	Fannie Mae pools—
Monthly
856,832	862,387	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(7,506)
				USD-LIBOR—	Index 6.50% 30 year
				Monthly	Fannie Mae pools—
Monthly
40,192	40,452	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(352)
				USD-LIBOR—	Index 6.50% 30 year
				Monthly	Fannie Mae pools—
Monthly
107,163	107,858	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(939)
				USD-LIBOR—	Index 6.50% 30 year
				Monthly	Fannie Mae pools—
Monthly
5,243	5,174	—	1/12/38	6.50% (1 month	Synthetic TRS	(7)
				USD-LIBOR)—	Index 6.50% 30 year
				Monthly	Fannie Mae pools—
Monthly

62 Absolute Return 500 Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/17 cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International cont.
$141,462	$139,580	$—	1/12/38	6.50% (1 month	Synthetic TRS	$(183)
				USD-LIBOR)—	Index 6.50% 30 year
				Monthly	Fannie Mae pools—
					Monthly
204,632	202,537	—	1/12/39	6.00% (1 month	Synthetic TRS	418
				USD-LIBOR)—	Index 6.00% 30 year
				Monthly	Fannie Mae pools—
					Monthly
7,384	7,405	—	1/12/41	4.00% (1 month	Synthetic TRS	90
				USD-LIBOR)—	Index 4.00% 30 year
				Monthly	Fannie Mae pools—
					Monthly
5,146,738	5,140,916	—	12/15/20	(0.45%)—Monthly	Goldman Sachs	(6,658)
					Volatility Carry US
					Scaled 3x Excess
					Return Strategy—
					Monthly
218,865	214,315	—	1/12/45	4.00% (1 month	Synthetic TRS	(2,581)
				USD-LIBOR)—	Index 4.00% 30 year
				Monthly	Fannie Mae pools—
					Monthly
244,302	243,014	—	1/12/43	(3.50%) 1 month	Synthetic TRS	(719)
				USD-LIBOR—	Index 3.50% 30 year
				Monthly	Fannie Mae pools—
					Monthly
15,463,520	15,425,468	—	12/15/20	(0.45%)—Monthly	Goldman Sachs	(40,565)
					Volatility Carry US
					Series 30 Excess
					Return Strategy—
					Monthly
236,819	236,429	—	1/12/44	(3.00%) 1 month	Synthetic TRS	(1,424)
				USD-LIBOR—	Index 3.00% 30 year
				Monthly	Fannie Mae pools—
					Monthly
5,110,202	5,194,107	—	12/12/17	3 month USD-	MSCI Emerging	(75,409)
				LIBOR-BBA plus	Markets TR Net
				0.10%—Quarterly	USD—Quarterly
9,519,297	9,633,582	—	12/15/20	(0.30%)—Monthly	Goldman Sachs	113,254
					Volatility Carry
					US Excess Return
					Strategy—Monthly
3,015,668	3,062,513	—	12/15/20	(0.30%)—Monthly	Goldman Sachs	46,518
					Volatility Carry
					US Excess Return
					Strategy—Monthly
134,876,600	135,801,583	—	12/15/20	(1 month USD-	A basket	846,215
				LIBOR-BBA plus	(GSCBPUR1) of
				0.44%)—Monthly	common stocks*—
					Monthly

Absolute Return 500 Fund 63

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/17 cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International cont.
$173,107,295	$172,783,432	$—	12/15/20	1 month USD-	A basket	$359,687
				LIBOR-BBA minus	(GSGLPWDS) of
				0.15%—Monthly	common stocks*—
					Monthly
186,748,722	187,866,470	—	12/15/20	(1 month USD-	A basket	1,059,005
				LIBOR-BBA plus	(GSGLPWDL) of
				0.50%)—Monthly	common stocks*—
					Monthly
JPMorgan Chase Bank N.A.
37,456	37,566	—	1/12/41	4.00% (1 month	Synthetic TRS	456
				USD-LIBOR)—	Index 4.00% 30 year
				Monthly	Fannie Mae pools—
					Monthly
209,676	210,292	—	1/12/41	4.00% (1 month	Synthetic TRS	2,552
				USD-LIBOR)—	Index 4.00% 30 year
				Monthly	Fannie Mae pools—
					Monthly
134,763,702	134,032,955	—	4/20/18	1 month USD-	A basket	738,609
				LIBOR-BBA minus	(JPCMPTSH) of
				0.50%—Monthly	common stocks*—
					Monthly
JPMorgan Securities LLC
256,167	250,841	—	1/12/45	(4.00%) 1 month	Synthetic TRS	3,020
				USD-LIBOR—	Index 4.00% 30 year
				Monthly	Fannie Mae pools—
					Monthly
597,722	585,296	—	1/12/45	(4.00%) 1 month	Synthetic TRS	7,048
				USD-LIBOR—	Index 4.00% 30 year
				Monthly	Fannie Mae pools—
					Monthly
UBS AG
90,309,049	90,580,621	—	8/21/18	1 month USD-	MSCI Emerging	(241,746)
				LIBOR-BBA plus	Markets TR Net
				0.25%—Monthly	USD—Monthly
Upfront premium received		—		Unrealized appreciation		25,432,094
Upfront premium (paid)		—		Unrealized depreciation		(19,463,186)
Total		$—		Total		$5,968,908

* The 50 largest components, and any individual component greater than 1% of basket value, are shown below.

A BASKET (MLFCF11) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
Apple, Inc.	Information Technology	70,495	11,916,545	4.41%
Microsoft Corp.	Information Technology	141,615	11,779,522	4.36%
Alphabet, Inc. Class A	Information Technology	10,792	11,148,199	4.12%
JPMorgan Chase & Co.	Financials	80,110	8,059,819	2.98%

64 Absolute Return 500 Fund

A BASKET (MLFCF11) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Johnson & Johnson	Health Care	54,459	7,592,081	2.81%
Citigroup, Inc.	Financials	91,504	6,725,525	2.49%
UnitedHealth Group, Inc.	Health Care	29,346	6,169,034	2.28%
Verizon Communications, Inc.	Telecommunication	117,610	5,630,004	2.08%
	Services
Gilead Sciences, Inc.	Health Care	67,239	5,040,215	1.86%
Applied Materials, Inc.	Information Technology	81,433	4,595,291	1.70%
Goldman Sachs Group, Inc. (The)	Financials	18,925	4,589,024	1.70%
McDonald’s Corp.	Consumer Discretionary	27,389	4,571,471	1.69%
Lowe’s Cos., Inc.	Consumer Discretionary	47,825	3,823,614	1.41%
Texas Instruments, Inc.	Information Technology	39,069	3,777,535	1.40%
PepsiCo, Inc.	Consumer Staples	33,530	3,695,969	1.37%
Union Pacific Corp.	Industrials	29,121	3,371,933	1.25%
Exxon Mobil Corp.	Energy	39,718	3,310,475	1.22%
Celgene Corp.	Health Care	30,662	3,095,961	1.14%
Walt Disney Co. (The)	Consumer Discretionary	31,058	3,037,794	1.12%
TJX Cos., Inc. (The)	Consumer Discretionary	39,442	2,753,056	1.02%
Valero Energy Corp.	Energy	34,740	2,740,620	1.01%
Facebook, Inc. Class A	Information Technology	13,896	2,502,148	0.93%
Entergy Corp.	Utilities	28,641	2,470,584	0.91%
L3 Technologies, Inc.	Industrials	13,147	2,460,937	0.91%
Square, Inc. Class A	Information Technology	64,680	2,405,453	0.89%
HP, Inc.	Information Technology	111,194	2,396,232	0.89%
Northrop Grumman Corp.	Industrials	8,003	2,365,204	0.87%
Wal-Mart Stores, Inc.	Consumer Staples	26,891	2,347,855	0.87%
Merck & Co., Inc.	Health Care	42,061	2,317,163	0.86%
Raytheon Co.	Industrials	12,323	2,220,684	0.82%
Eli Lilly & Co.	Health Care	26,987	2,211,351	0.82%
Tyson Foods, Inc. Class A	Consumer Staples	29,827	2,174,722	0.80%
Ralph Lauren Corp.	Consumer Discretionary	23,748	2,123,796	0.79%
McKesson Corp.	Health Care	15,068	2,077,578	0.77%
Delta Air Lines, Inc.	Industrials	41,021	2,052,305	0.76%
Cummins, Inc.	Industrials	11,114	1,965,845	0.73%
Kimberly-Clark Corp.	Consumer Staples	17,352	1,952,317	0.72%
Prudential Financial, Inc.	Financials	17,110	1,889,947	0.70%
Walgreens Boots Alliance, Inc.	Consumer Staples	28,502	1,888,802	0.70%
Intuit, Inc.	Information Technology	12,079	1,824,197	0.67%
Sherwin-Williams Co. (The)	Materials	4,482	1,770,904	0.65%
Williams Cos., Inc. (The)	Energy	61,704	1,758,554	0.65%
Parsley Energy, Inc. Class A	Energy	64,947	1,727,590	0.64%
Sysco Corp.	Consumer Staples	29,280	1,628,561	0.60%
E*Trade Financial Corp.	Financials	36,956	1,610,914	0.60%
Norfolk Southern Corp.	Industrials	12,217	1,605,498	0.59%
ONEOK, Inc.	Energy	29,537	1,602,987	0.59%
Allstate Corp. (The)	Financials	16,964	1,592,226	0.59%

Absolute Return 500 Fund 65

A BASKET (MLFCF11) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Home Depot, Inc. (The)	Consumer Discretionary	9,586	1,589,169	0.59%
Crown Holdings, Inc.	Materials	26,214	1,577,306	0.58%

A BASKET (CGPUTQL2) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
Johnson & Johnson	Health Care	60,488	8,432,619	3.19%
JPMorgan Chase & Co.	Financials	71,852	7,229,042	2.73%
Pfizer, Inc.	Health Care	177,405	6,219,808	2.35%
McDonald’s Corp.	Consumer Discretionary	34,918	5,828,164	2.20%
Applied Materials, Inc.	Information Technology	102,039	5,758,068	2.18%
Apple, Inc.	Information Technology	33,569	5,674,433	2.14%
Texas Instruments, Inc.	Information Technology	58,051	5,612,907	2.12%
UnitedHealth Group, Inc.	Health Care	25,156	5,288,378	2.00%
Intuit, Inc.	Information Technology	32,409	4,894,457	1.85%
PNC Financial Services Group, Inc.	Financials	35,683	4,881,053	1.84%
(The)
Raytheon Co.	Industrials	26,711	4,813,356	1.82%
Altria Group, Inc.	Consumer Staples	74,402	4,778,113	1.81%
Danaher Corp.	Health Care	51,428	4,745,245	1.79%
eBay, Inc.	Information Technology	123,768	4,658,610	1.76%
Exxon Mobil Corp.	Energy	55,047	4,588,153	1.73%
Humana, Inc.	Health Care	17,946	4,582,449	1.73%
Northrop Grumman Corp.	Industrials	15,412	4,554,769	1.72%
Norfolk Southern Corp.	Industrials	33,819	4,444,530	1.68%
Honeywell International, Inc.	Industrials	30,803	4,440,618	1.68%
Automatic Data Processing, Inc.	Information Technology	34,293	3,986,942	1.51%
Sherwin-Williams Co. (The)	Materials	9,966	3,938,123	1.49%
Walt Disney Co. (The)	Consumer Discretionary	38,266	3,742,837	1.41%
Kimberly-Clark Corp.	Consumer Staples	33,032	3,716,470	1.40%
Zoetis, Inc.	Health Care	56,812	3,625,722	1.37%
Lowe’s Cos., Inc.	Consumer Discretionary	45,228	3,616,001	1.37%
CBS Corp. Class B (non-voting shares)	Consumer Discretionary	62,953	3,532,948	1.34%
TJX Cos., Inc. (The)	Consumer Discretionary	50,185	3,502,900	1.32%
Allstate Corp. (The)	Financials	33,531	3,147,219	1.19%
Alphabet, Inc. Class A	Information Technology	3,017	3,116,668	1.18%
Aflac, Inc.	Financials	36,228	3,039,158	1.15%
Berkshire Hathaway, Inc. Class B	Financials	14,807	2,768,048	1.05%
CME Group, Inc.	Financials	20,015	2,745,449	1.04%
General Dynamics Corp.	Industrials	13,462	2,732,491	1.03%
Juniper Networks, Inc.	Information Technology	108,762	2,700,565	1.02%
Verizon Communications, Inc.	Telecommunication	55,610	2,662,044	1.01%
	Services
Fidelity National Information	Information Technology	28,422	2,636,413	1.00%
Services, Inc.
F5 Networks, Inc.	Information Technology	21,137	2,563,236	0.97%
CVS Health Corp.	Consumer Staples	37,224	2,550,928	0.96%

66 Absolute Return 500 Fund

A BASKET (CGPUTQL2) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Marathon Petroleum Corp.	Energy	41,766	2,495,117	0.94%
Kinder Morgan, Inc.	Energy	137,351	2,487,427	0.94%
Adobe Systems, Inc.	Information Technology	14,024	2,456,459	0.93%
Ross Stores, Inc.	Consumer Discretionary	38,579	2,449,382	0.93%
Microsoft Corp.	Information Technology	28,210	2,346,520	0.89%
Sysco Corp.	Consumer Staples	41,329	2,298,703	0.87%
Great Plains Energy, Inc.	Utilities	67,745	2,224,059	0.84%
Equity Residential Trust	Real Estate	32,979	2,218,149	0.84%
PG&E Corp.	Utilities	37,976	2,193,852	0.83%
Harris Corp.	Information Technology	15,699	2,187,162	0.83%
Waste Management, Inc.	Industrials	26,206	2,153,386	0.81%
Baker Hughes a GE Co.	Energy	68,000	2,137,233	0.81%

DB CUSTOM PT LONG 15 PR INDEX
				Percentage
Common stocks	Sector	Shares	Value	value
Deutsche Lufthansa AG (Germany)	Industrials	131,724	4,205,981	7.06%
Flight Centre Travel Group, Ltd.	Consumer Discretionary	88,782	3,185,839	5.34%
(Australia)
Qantas Airways, Ltd. (Australia)	Industrials	671,527	3,166,595	5.31%
E.ON SE (Germany)	Utilities	245,533	2,897,519	4.86%
3i Group PLC (United Kingdom)	Financials	221,559	2,827,449	4.74%
Persimmon PLC (United Kingdom)	Consumer Discretionary	73,238	2,725,137	4.57%
Credit Agricole SA (France)	Financials	155,961	2,721,667	4.57%
Covestro AG (Germany)	Materials	27,662	2,654,031	4.45%
Deutsche Post AG (Germany)	Industrials	55,851	2,558,289	4.29%
AXA SA (France)	Financials	79,561	2,403,311	4.03%
Peugeot SA (France)	Consumer Discretionary	99,846	2,368,779	3.97%
Societe Generale SA (France)	Financials	41,888	2,332,528	3.91%
Anglo American PLC (United Kingdom)	Materials	120,659	2,275,251	3.82%
Bayer AG (Germany)	Health Care	17,388	2,262,561	3.80%
Rio Tinto PLC (United Kingdom)	Materials	46,367	2,184,908	3.67%
Medipal Holdings Corp. (Japan)	Health Care	118,288	2,184,000	3.66%
Marks & Spencer Group PLC	Consumer Discretionary	462,877	2,115,105	3.55%
(United Kingdom)
JX Holdings, Inc. (Japan)	Energy	411,808	2,113,582	3.55%
Sanofi (France)	Health Care	22,130	2,095,646	3.52%
Japan Airlines Co., Ltd. (Japan)	Industrials	59,012	2,009,827	3.37%
Sumitomo Mitsui Financial Group, Inc.	Financials	49,528	1,968,832	3.30%
(Japan)
Mizuho Financial Group, Inc. (Japan)	Financials	1,042,724	1,880,263	3.15%
Coca-Cola Amatil, Ltd. (Australia)	Consumer Staples	247,904	1,549,154	2.60%
Harvey Norman Holdings, Ltd.	Consumer Discretionary	519,255	1,504,964	2.52%
(Australia)
Fortescue Metals Group, Ltd.	Materials	398,029	1,416,075	2.38%
(Australia)

Absolute Return 500 Fund 67

DB CUSTOM PT SHORT 15 PR INDEX†
				Percentage
Common stocks	Sector	Shares	Value	value
Infineon Technologies AG (Germany)	Information Technology	106,433	2,914,365	5.24%
Cobham PLC (United Kingdom)	Industrials	1,483,061	2,737,508	4.92%
Groupe Eurotunnel SA (France)	Industrials	209,178	2,629,322	4.73%
Adidas AG (Germany)	Consumer Discretionary	11,328	2,521,283	4.53%
Dassault Systemes SA (France)	Information Technology	23,710	2,518,249	4.53%
Air Liquide SA (France)	Materials	19,416	2,472,216	4.45%
Accor SA (France)	Consumer Discretionary	49,001	2,445,201	4.40%
Symrise AG (Germany)	Materials	31,087	2,419,507	4.35%
Royal Bank of Scotland Group PLC	Financials	643,603	2,414,451	4.34%
(United Kingdom)
SAP AG (Germany)	Information Technology	20,549	2,337,842	4.20%
Santos, Ltd. (Australia)	Energy	677,061	2,336,114	4.20%
Sydney Airport (Australia)	Industrials	410,715	2,239,052	4.03%
Weir Group PLC (The) (United	Industrials	82,078	2,128,681	3.83%
Kingdom)
Hamamatsu Photonics KK (Japan)	Information Technology	65,599	2,110,031	3.79%
Transurban Group (Units) (Australia)	Industrials	225,511	2,097,409	3.77%
MAN SE (Germany)	Industrials	18,705	2,067,460	3.72%
Ono Pharmaceutical Co., Ltd. (Japan)	Health Care	87,880	2,008,884	3.61%
Aeon Co., Ltd. (Japan)	Consumer Staples	129,880	2,000,834	3.60%
APA Group (Units) (Australia)	Utilities	294,798	1,934,871	3.48%
Inmarsat PLC (United Kingdom)	Telecommunication	229,477	1,892,397	3.40%
	Services
Odakyu Electric Railway Co., Ltd.	Industrials	96,949	1,885,566	3.39%
(Japan)
Zodiac Aerospace (France)	Industrials	65,862	1,883,618	3.39%
Fresnillo PLC (Mexico)	Materials	107,750	1,862,988	3.35%
Asics Corp. (Japan)	Consumer Discretionary	110,385	1,677,674	3.02%

† Excludes cash component.

A BASKET (GSCBPUR1) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
Amazon.com, Inc.	Consumer Discretionary	2,388	2,639,375	1.94%
PepsiCo, Inc.	Consumer Staples	21,136	2,329,872	1.72%
Jazz Pharmaceuticals PLC	Health Care	15,658	2,216,089	1.63%
C.R. Bard, Inc.	Health Care	6,495	2,124,188	1.56%
Visa, Inc. Class A	Information Technology	17,890	1,967,492	1.45%
Invesco, Ltd.	Financials	53,654	1,920,284	1.41%
Alibaba Group Holding, Ltd. ADR	Information Technology	9,581	1,771,376	1.30%
(China)
Intuitive Surgical, Inc.	Health Care	4,662	1,749,986	1.29%
JPMorgan Chase & Co.	Financials	16,201	1,629,980	1.20%
Danaher Corp.	Health Care	17,337	1,599,713	1.18%
Agilent Technologies, Inc.	Health Care	23,436	1,594,364	1.17%
Alphabet, Inc. Class C	Information Technology	1,545	1,570,399	1.16%
Becton Dickinson and Co.	Health Care	7,475	1,559,792	1.15%

68 Absolute Return 500 Fund

A BASKET (GSCBPUR1) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Honeywell International, Inc.	Industrials	10,341	1,490,691	1.10%
Sociedad Quimica y Minera de Chile	Materials	24,298	1,451,557	1.07%
SA ADR (Chile)
Fortive Corp.	Industrials	19,784	1,429,569	1.05%
Raytheon Co.	Industrials	7,926	1,428,222	1.05%
Intercontinental Exchange, Inc.	Financials	21,489	1,420,436	1.05%
Albemarle Corp.	Materials	9,745	1,372,946	1.01%
Boston Scientific Corp.	Health Care	48,037	1,351,755	1.00%
W.R. Grace & Co.	Materials	17,368	1,328,490	0.98%
Sherwin-Williams Co. (The)	Materials	3,168	1,251,947	0.92%
BlackRock, Inc.	Financials	2,605	1,226,712	0.90%
Hartford Financial Services Group,	Financials	22,270	1,225,950	0.90%
Inc. (The)
Adobe Systems, Inc.	Information Technology	6,603	1,156,550	0.85%
Facebook, Inc. Class A	Information Technology	6,354	1,144,058	0.84%
Sealed Air Corp.	Materials	25,150	1,112,375	0.82%
American Water Works Co., Inc.	Utilities	12,499	1,096,882	0.81%
Northrop Grumman Corp.	Industrials	3,694	1,091,753	0.80%
Republic Services, Inc.	Industrials	16,061	1,045,082	0.77%
Rockwell Automation, Inc.	Industrials	5,138	1,031,870	0.76%
Investors Bancorp, Inc.	Financials	70,433	968,453	0.71%
Axalta Coating Systems, Ltd.	Materials	29,005	964,410	0.71%
American Financial Group, Inc.	Financials	8,934	942,464	0.69%
American International Group, Inc.	Financials	14,465	934,575	0.69%
Costco Wholesale Corp.	Consumer Staples	5,798	933,898	0.69%
Campbell Soup Co.	Consumer Staples	18,879	894,309	0.66%
Kimberly-Clark Corp.	Consumer Staples	7,754	872,382	0.64%
TJX Cos., Inc. (The)	Consumer Discretionary	12,135	847,044	0.62%
General Dynamics Corp.	Industrials	4,079	827,867	0.61%
American Tower Corp.	Real Estate	5,754	826,639	0.61%
Norfolk Southern Corp.	Industrials	6,237	819,692	0.60%
CF Industries Holdings, Inc.	Materials	21,406	813,010	0.60%
Bank of America Corp.	Financials	29,642	811,895	0.60%
Kraft Heinz Co. (The)	Consumer Staples	10,459	808,765	0.60%
AMETEK, Inc.	Industrials	11,869	801,025	0.59%
DTE Energy Co.	Utilities	7,144	789,147	0.58%
Estee Lauder Cos., Inc. (The) Class A	Consumer Staples	7,014	784,288	0.58%
ServiceNow, Inc.	Information Technology	6,166	779,215	0.57%
3M Co.	Industrials	3,377	777,326	0.57%

A BASKET (GSGLPWDS) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
Dominion Energy, Inc.	Utilities	21,523	1,746,387	1.01%
U.S. Bancorp	Financials	31,628	1,719,917	1.00%
W.R. Grace & Co.	Materials	22,099	1,690,325	0.98%

Absolute Return 500 Fund 69

A BASKET (GSGLPWDS) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
DowDuPont, Inc.	Materials	22,805	1,649,022	0.95%
Arthur J. Gallagher & Co.	Financials	24,933	1,579,001	0.91%
Anheuser-Busch InBev SA/NV	Consumer Staples	12,804	1,566,966	0.91%
(Belgium)
Ball Corp.	Materials	34,500	1,481,080	0.86%
General Motors Co.	Consumer Discretionary	33,722	1,449,373	0.84%
Wells Fargo & Co.	Financials	23,236	1,304,450	0.75%
Duke Energy Corp.	Utilities	13,510	1,193,091	0.69%
salesforce.com, Inc.	Information Technology	11,638	1,191,003	0.69%
W.R. Berkley Corp.	Financials	16,108	1,104,719	0.64%
Airbus SE (France)	Industrials	10,671	1,090,793	0.63%
Novartis AG (Switzerland)	Health Care	13,136	1,083,230	0.63%
International Paper Co.	Materials	18,366	1,051,800	0.61%
Vornado Realty Trust	Real Estate	13,328	997,708	0.58%
Essity AB Class B (Sweden)	Consumer Staples	33,231	993,545	0.58%
JPMorgan Chase & Co.	Financials	9,775	983,498	0.57%
Accor SA (France)	Consumer Discretionary	19,567	976,402	0.57%
Eisai Co., Ltd. (Japan)	Health Care	17,380	963,145	0.56%
Entergy Corp.	Utilities	10,977	946,844	0.55%
Alleghany Corp.	Financials	1,647	932,377	0.54%
Marsh & McLennan Cos., Inc.	Financials	11,460	927,473	0.54%
Berkshire Hathaway, Inc. Class B	Financials	4,915	918,786	0.53%
Suncor Energy, Inc. (Canada)	Energy	26,136	888,031	0.51%
American Electric Power Co., Inc.	Utilities	11,706	871,052	0.50%
General Electric Co.	Industrials	43,087	868,627	0.50%
EOG Resources, Inc.	Energy	8,521	850,986	0.49%
Splunk, Inc.	Information Technology	12,568	845,801	0.49%
Telefonica SA (Spain)	Telecommunication	80,267	842,123	0.49%
	Services
Wolseley PLC (United Kingdom)	Industrials	12,024	840,694	0.49%
Panasonic Corp. (Japan)	Consumer Discretionary	55,822	835,384	0.48%
Ferrovial SA (Spain)	Industrials	38,205	830,044	0.48%
Aeon Co., Ltd. (Japan)	Consumer Staples	53,063	817,446	0.47%
Praxair, Inc.	Materials	5,590	816,758	0.47%
Johnson Controls International PLC	Industrials	19,631	812,521	0.47%
BHP Billiton, Ltd. (Australia)	Materials	39,531	804,429	0.47%
Realty Income Corp.	Real Estate	14,704	789,141	0.46%
First Republic Bank	Financials	7,971	776,333	0.45%
Bureau Veritas SA (France)	Industrials	28,897	774,082	0.45%
Occidental Petroleum Corp.	Energy	11,956	771,989	0.45%
Sempra Energy	Utilities	6,551	769,710	0.45%
Prudential PLC (United Kingdom)	Financials	31,182	766,872	0.44%
SGS SA (Switzerland)	Industrials	309	762,810	0.44%
Nestle SA (Switzerland)	Consumer Staples	9,020	759,188	0.44%
Boston Scientific Corp.	Health Care	26,574	747,797	0.43%
Huntington Bancshares, Inc.	Financials	54,105	746,644	0.43%

70 Absolute Return 500 Fund

A BASKET (GSGLPWDS) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Enbridge, Inc. (Canada)	Energy	19,383	745,502	0.43%
MetLife, Inc.	Financials	13,618	729,641	0.42%
Alexandria Real Estate Equities, Inc.	Real Estate	5,795	718,367	0.42%

A BASKET (GSGLPWDL) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
Royal Dutch Shell PLC Class A (United	Energy	64,419	2,023,566	1.08%
Kingdom)
Repsol SA (Spain)	Energy	106,844	2,002,071	1.07%
Total SA (France)	Energy	35,349	1,971,262	1.05%
Avery Dennison Corp.	Materials	17,554	1,863,683	0.99%
Torchmark Corp.	Financials	20,525	1,726,809	0.92%
WEC Energy Group, Inc.	Utilities	24,812	1,672,111	0.89%
Amphenol Corp. Class A	Information Technology	18,382	1,599,210	0.85%
NextEra Energy, Inc.	Utilities	10,298	1,596,883	0.85%
Honeywell International, Inc.	Industrials	10,972	1,581,728	0.84%
Muenchener Rueckversicherungs-	Financials	6,928	1,550,028	0.83%
Gesellschaft AG in Muenchen
(Germany)
Raytheon Co.	Industrials	8,417	1,516,675	0.81%
Roper Technologies, Inc.	Industrials	5,461	1,409,886	0.75%
Cigna Corp.	Health Care	6,957	1,372,047	0.73%
PepsiCo, Inc.	Consumer Staples	11,988	1,321,437	0.70%
ITOCHU Corp. (Japan)	Industrials	74,393	1,294,991	0.69%
Xcel Energy, Inc.	Utilities	26,056	1,290,315	0.69%
Swiss Life Holding AG (Switzerland)	Financials	3,708	1,290,015	0.69%
Baloise Holding AG (Switzerland)	Financials	7,924	1,250,466	0.67%
Allianz SE (Germany)	Financials	5,194	1,206,311	0.64%
Eversource Energy	Utilities	18,984	1,189,131	0.63%
Johnson & Johnson	Health Care	8,436	1,175,997	0.63%
Canadian National Railway Co.	Industrials	14,263	1,148,611	0.61%
(Canada)
Hartford Financial Services Group,	Financials	19,880	1,094,412	0.58%
Inc. (The)
Swisscom AG (Switzerland)	Telecommunication	2,158	1,091,267	0.58%
	Services
Consolidated Edison, Inc.	Utilities	12,289	1,057,462	0.56%
Synopsys, Inc.	Information Technology	12,144	1,050,670	0.56%
VMware, Inc. Class A	Information Technology	8,604	1,029,757	0.55%
Atmos Energy Corp.	Utilities	11,796	1,029,120	0.55%
Packaging Corp. of America	Materials	8,758	1,018,305	0.54%
Pinnacle West Capital Corp.	Utilities	11,442	1,003,607	0.53%
Waste Management, Inc.	Industrials	12,155	998,791	0.53%
Carnival Corp.	Consumer Discretionary	14,741	978,674	0.52%
Ingredion, Inc.	Consumer Staples	7,569	948,731	0.51%

Absolute Return 500 Fund 71

A BASKET (GSGLPWDL) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Duke Realty Corp.	Real Estate	33,249	946,934	0.50%
ING Groep NV GDR (Netherlands)	Financials	50,976	941,829	0.50%
Japan Post Bank Co., Ltd. (Japan)	Financials	74,787	941,824	0.50%
Valero Energy Corp.	Energy	11,871	936,479	0.50%
Bank of Nova Scotia (The) (Canada)	Financials	14,366	928,060	0.49%
Northrop Grumman Corp.	Industrials	3,116	920,754	0.49%
DTE Energy Co.	Utilities	8,335	920,709	0.49%
Cadence Design Systems, Inc.	Information Technology	21,250	917,155	0.49%
Henderson Land Development Co.,	Real Estate	139,729	910,712	0.48%
Ltd. (Hong Kong)
Taisei Corp. (Japan)	Industrials	16,370	903,285	0.48%
AO Smith Corp.	Industrials	15,137	896,113	0.48%
Sumitomo Corp. (Japan)	Industrials	62,002	891,317	0.47%
Skyworks Solutions, Inc.	Information Technology	7,801	888,198	0.47%
Kuehne & Nagel International AG	Industrials	5,072	886,409	0.47%
(Switzerland)
Exxon Mobil Corp.	Energy	10,581	881,967	0.47%
Texas Instruments, Inc.	Information Technology	9,043	874,355	0.47%
Church & Dwight Co., Inc.	Consumer Staples	19,007	858,528	0.46%

A BASKET (JPCMPTSH) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
Thermo Fisher Scientific, Inc.	Health Care	10,250	1,986,838	1.48%
Praxair, Inc.	Materials	11,656	1,703,232	1.27%
Fiserv, Inc.	Information Technology	12,764	1,652,004	1.23%
Procter & Gamble Co. (The)	Consumer Staples	18,595	1,605,517	1.20%
Progressive Corp. (The)	Financials	32,761	1,593,806	1.19%
Aflac, Inc.	Financials	18,275	1,533,079	1.14%
Wal-Mart Stores, Inc.	Consumer Staples	17,105	1,493,474	1.11%
Xcel Energy, Inc.	Utilities	29,993	1,485,262	1.11%
Netflix, Inc.	Consumer Discretionary	7,456	1,464,613	1.09%
Intel Corp.	Information Technology	31,052	1,412,576	1.05%
Phillips 66	Energy	14,834	1,351,079	1.01%
Travelers Cos., Inc. (The)	Financials	9,927	1,314,861	0.98%
Coca-Cola Co. (The)	Consumer Staples	27,936	1,284,475	0.96%
WEC Energy Group, Inc.	Utilities	18,721	1,261,600	0.94%
Franklin Resources, Inc.	Financials	29,694	1,250,997	0.93%
STERIS PLC (United Kingdom)	Health Care	13,275	1,238,992	0.92%
Dominion Energy, Inc.	Utilities	14,975	1,215,050	0.91%
Duke Energy Corp.	Utilities	13,606	1,201,515	0.90%
Medtronic PLC	Health Care	14,434	1,162,223	0.87%
Exxon Mobil Corp.	Energy	13,724	1,143,930	0.85%
Consolidated Edison, Inc.	Utilities	12,982	1,117,058	0.83%
Spirit AeroSystems Holdings, Inc.	Industrials	13,922	1,115,113	0.83%
Class A

72 Absolute Return 500 Fund

A BASKET (JPCMPTSH) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Lockheed Martin Corp.	Industrials	3,607	1,111,662	0.83%
Varian Medical Systems, Inc.	Health Care	10,661	1,110,800	0.83%
Paychex, Inc.	Information Technology	17,224	1,098,715	0.82%
Emerson Electric Co.	Industrials	16,400	1,057,171	0.79%
T Rowe Price Group, Inc.	Financials	11,138	1,034,755	0.77%
Archer-Daniels-Midland Co.	Consumer Staples	25,200	1,029,909	0.77%
Textron, Inc.	Industrials	19,491	1,027,973	0.77%
Invitation Homes, Inc.	Real Estate	45,220	1,020,618	0.76%
PerkinElmer, Inc.	Health Care	13,965	1,009,965	0.75%
Mettler-Toledo International, Inc.	Health Care	1,454	992,534	0.74%
Boeing Co. (The)	Industrials	3,842	991,138	0.74%
General Electric Co.	Industrials	48,861	985,030	0.73%
Deere & Co.	Industrials	7,274	966,565	0.72%
IDEX Corp.	Industrials	7,512	963,146	0.72%
Wells Fargo & Co.	Financials	16,901	948,822	0.71%
WestRock Co.	Materials	15,204	932,488	0.70%
Target Corp.	Consumer Discretionary	15,462	912,902	0.68%
Zimmer Biomet Holdings, Inc.	Health Care	7,255	882,294	0.66%
Southern Co. (The)	Utilities	16,833	878,671	0.66%
Altria Group, Inc.	Consumer Staples	13,488	866,193	0.65%
Commerce Bancshares, Inc./MO	Financials	14,824	862,186	0.64%
Home Depot, Inc. (The)	Consumer Discretionary	5,197	861,617	0.64%
RenaissanceRe Holdings, Ltd.	Financials	6,093	843,082	0.63%
Stryker Corp.	Health Care	5,377	832,699	0.62%
United Parcel Service, Inc. Class B	Industrials	7,052	828,864	0.62%
Illinois Tool Works, Inc.	Industrials	5,257	822,903	0.61%
Prudential Financial, Inc.	Financials	7,291	805,325	0.60%
LyondellBasell Industries NV Class A	Materials	7,753	802,649	0.60%

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING—PROTECTION SOLD at 10/31/17
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Bank of America N.A.
CMBX NA BBB–.6	BBB–/P	$4,580	$67,000	$11,209	5/11/63	300 bp—	$(6,590)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	6,498	114,000	19,072	5/11/63	300 bp—	(12,508)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	15,001	243,000	40,654	5/11/63	300 bp—	(25,511)
Index						Monthly
Barclays Bank PLC
CMBX NA BBB–.6	BBB–/P	26,163	236,000	39,483	5/11/63	300 bp—	(13,182)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	6,430	1,144,000	133,505	1/17/47	300 bp—	(126,407)
Index						Monthly

Absolute Return 500 Fund 73

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING—PROTECTION SOLD at 10/31/17 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Credit Suisse International
CMBX NA BBB–.6	BBB–/P	$159,438	$1,259,000	$210,631	5/11/63	300 bp—	$(50,458)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	544,120	5,089,000	851,390	5/11/63	300 bp—	(304,301)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	41,182	521,000	60,801	1/17/47	300 bp—	(19,315)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	663,460	8,976,000	1,047,499	1/17/47	300 bp—	(378,803)
Index						Monthly
Goldman Sachs International
CMBX NA A.6	A/P	40,406	794,000	47,402	5/11/63	200 bp—	(6,687)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	2,532	32,000	5,354	5/11/63	300 bp—	(2,803)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	5,316	63,000	10,540	5/11/63	300 bp—	(5,187)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	4,360	64,000	10,707	5/11/63	300 bp—	(6,310)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	6,412	74,000	12,380	5/11/63	300 bp—	(5,926)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	7,848	93,000	15,559	5/11/63	300 bp—	(7,657)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	14,746	134,000	22,418	5/11/63	300 bp—	(7,594)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	17,443	202,000	33,795	5/11/63	300 bp—	(16,234)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	33,598	242,000	40,487	5/11/63	300 bp—	(6,747)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	12,675	243,000	40,654	5/11/63	300 bp—	(27,837)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	42,341	380,000	63,574	5/11/63	300 bp—	(21,011)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	31,659	382,000	63,909	5/11/63	300 bp—	(32,027)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	73,620	680,000	113,764	5/11/63	300 bp—	(39,747)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	54,650	727,000	121,627	5/11/63	300 bp—	(66,554)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	85,029	762,000	127,483	5/11/63	300 bp—	(42,009)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	85,029	762,000	127,483	5/11/63	300 bp—	(42,009)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	149,817	1,359,000	227,361	5/11/63	300 bp—	(76,751)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	202,759	2,909,000	339,480	1/17/47	300 bp—	(135,024)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	502,473	6,798,000	793,327	1/17/47	300 bp—	(286,888)
Index						Monthly

74 Absolute Return 500 Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING—PROTECTION SOLD at 10/31/17 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
JPMorgan Securities LLC
CMBX NA A.6	A/P	$20,595	$718,000	$42,865	5/11/63	200 bp—	$(21,990)
Index						Monthly
CMBX NA A.6	A/P	643,597	10,000,000	597,000	5/11/63	200 bp—	50,486
Index						Monthly
CMBX NA BBB–.6	BBB–/P	6,629	46,000	7,696	5/11/63	300 bp—	(1,040)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	16,452	142,000	23,757	5/11/63	300 bp—	(7,221)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	16,575	142,000	23,757	5/11/63	300 bp—	(7,099)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	18,573	150,000	25,095	5/11/63	300 bp—	(6,434)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	22,530	180,000	30,114	5/11/63	300 bp—	(7,479)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	40,555	261,000	43,665	5/11/63	300 bp—	(2,958)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	28,856	294,000	49,186	5/11/63	300 bp—	(20,159)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	47,742	327,000	54,707	5/11/63	300 bp—	(6,774)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	40,576	332,000	55,544	5/11/63	300 bp—	(14,774)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	32,520	382,000	63,909	5/11/63	300 bp—	(31,166)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	45,235	397,000	66,418	5/11/63	300 bp—	(20,951)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	55,844	451,000	75,452	5/11/63	300 bp—	(19,345)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	63,259	564,000	94,357	5/11/63	300 bp—	(30,769)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	81,201	576,000	96,365	5/11/63	300 bp—	(14,828)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	76,250	610,000	102,053	5/11/63	300 bp—	(25,447)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	75,357	664,000	111,087	5/11/63	300 bp—	(35,343)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	76,182	670,000	112,091	5/11/63	300 bp—	(35,518)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	74,688	680,000	113,764	5/11/63	300 bp—	(38,679)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	84,574	692,000	115,772	5/11/63	300 bp—	(30,794)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	84,574	692,000	115,772	5/11/63	300 bp—	(30,794)
Index						Monthly

Absolute Return 500 Fund 75

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING—PROTECTION SOLD at 10/31/17 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
JPMorgan Securities LLC cont.
CMBX NA BBB–.6	BBB–/P	$108,628	$992,000	$165,962	5/11/63	300 bp—	$(56,755)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	153,394	1,298,000	217,155	5/11/63	300 bp—	(63,004)
Index						Monthly
Upfront premium received		4,753,971		Unrealized appreciation			50,486
Upfront premium (paid)		—		Unrealized depreciation			(2,301,398)
Total		$4,753,971		Total			$(2,250,912)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at October 31, 2017.

Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING—PROTECTION PURCHASED at 10/31/17
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc.
CMBX NA BB.7 Index	$(23,716)	$151,000	$29,052	1/17/47	(500 bp)—	$5,190
					Monthly
CMBX NA BB.7 Index	(24,657)	151,000	29,052	1/17/47	(500 bp)—	4,249
					Monthly
Credit Suisse International
CMBX NA BB.7 Index	(43,385)	2,458,000	645,717	5/11/63	(500 bp)—	599,942
					Monthly
CMBX NA BB.7 Index	(148,203)	901,000	173,352	1/17/47	(500 bp)—	24,274
					Monthly
Goldman Sachs International
CMBX NA BB.6 Index	(188,435)	1,842,000	483,893	5/11/63	(500 bp)—	293,667
					Monthly
CMBX NA BB.7 Index	(24,666)	163,000	31,361	1/17/47	(500 bp)—	6,536
					Monthly
CMBX NA BB.6 Index	(4,822)	33,000	8,669	5/11/63	(500 bp)—	3,815
					Monthly
CMBX NA BB.7 Index	(105,883)	580,000	111,592	1/17/47	(500 bp)—	5,145
					Monthly
CMBX NA BB.7 Index	(44,565)	272,000	52,333	1/17/47	(500 bp)—	7,503
					Monthly
CMBX NA BB.7 Index	(44,127)	261,000	50,216	1/17/47	(500 bp)—	5,835
					Monthly
CMBX NA BB.7 Index	(19,899)	98,000	18,855	1/17/47	(500 bp)—	(1,139)
					Monthly

76 Absolute Return 500 Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING—PROTECTION PURCHASED at 10/31/17 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
JPMorgan Securities LLC
CMBX NA BB.6 Index	$(30,448)	$210,000	$55,167	5/11/63	(500 bp)—	$24,515
					Monthly
CMBX NA BB.6 Index	(22,469)	169,000	44,396	5/11/63	(500 bp)—	21,763
					Monthly
CMBX NA BB.6 Index	(15,102)	105,000	27,584	5/11/63	(500 bp)—	12,380
					Monthly
CMBX NA BB.7 Index	(107,028)	580,000	111,592	1/17/47	(500 bp)—	4,000
					Monthly
CMBX NA BB.7 Index	(71,862)	460,000	88,504	1/17/47	(500 bp)—	16,195
					Monthly
CMBX NA BB.7 Index	(51,772)	324,000	62,338	1/17/47	(500 bp)—	10,251
					Monthly
CMBX NA BB.7 Index	(50,145)	305,000	58,682	1/17/47	(500 bp)—	8,240
					Monthly
CMBX NA BB.7 Index	(46,491)	297,000	57,143	1/17/47	(500 bp)—	10,363
					Monthly
CMBX NA BB.7 Index	(41,089)	253,000	48,677	1/17/47	(500 bp)—	7,342
					Monthly
CMBX NA BB.7 Index	(23,716)	151,000	29,052	1/17/47	(500 bp)—	5,190
					Monthly
CMBX NA BB.7 Index	(17,804)	104,000	20,010	1/17/47	(500 bp)—	2,105
					Monthly
CMBX NA BB.7 Index	(12,303)	81,000	15,584	1/17/47	(500 bp)—	3,203
					Monthly
CMBX NA BBB–.7 Index	(284,205)	2,591,000	302,370	1/17/47	(300 bp)—	16,651
					Monthly
CMBX NA BBB–.7 Index	(64,277)	576,000	67,219	1/17/47	(300 bp)—	2,606
					Monthly
CMBX NA BBB–.7 Index	(16,838)	313,000	36,527	1/17/47	(300 bp)—	19,506
					Monthly
CMBX NA BBB–.7 Index	(27,341)	261,000	30,459	1/17/47	(300 bp)—	2,965
					Monthly
Upfront premium received	—		Unrealized appreciation			1,123,431
Upfront premium (paid)	(1,555,248)		Unrealized depreciation			(1,139)
Total	$(1,555,248)		Total			$1,122,292

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

Absolute Return 500 Fund 77

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING—PROTECTION PURCHASED at 10/31/17
	Upfront
	premium			Termi-	Payments	Unrealized
Referenced	received	Notional		nation	(paid)	appreciation/
debt *	(paid)**	amount	Value	date	by fund	(depreciation)
NA HY Series 29	$6,919,912	$93,060,000	$7,822,158	12/20/22	(500 bp)—	$(1,328,771)
Index					Quarterly
Total	$6,919,912					$(1,328,771)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks *:
Basic materials	$13,554,585	$—	$—
Capital goods	3,663,491	—	—
Communication services	14,800,321	—	—
Consumer cyclicals	13,429,006	—	—
Consumer staples	3,004,943	—	—
Energy	5,565,198	—	—
Financials	29,733,328	—	—
Health care	977,152	—	—
Technology	31,896,117	—	—
Transportation	1,850,685	—	—
Utilities and power	6,835,799	12,439	—
Total common stocks	125,310,625	12,439	—

Asset-backed securities	—	497,667	—
Commodity linked notes	—	88,059,434	—
Corporate bonds and notes	—	34,543,423	—
Foreign government and agency bonds and notes	—	7,539,627	—
Investment companies	71,881,424	—	—
Mortgage-backed securities	—	64,663,120	—
Purchased options outstanding	—	1,387,345	—
Purchased swap options outstanding	—	318,399	—
Senior loans	—	39,649,621	—
U.S. government and agency mortgage obligations	—	131,085,193	—
U.S. treasury obligations	—	134,205	—
Warrants	—	1,503,887	—
Short-term investments	191,252,632	339,218,794	—
Totals by level	$388,444,681	$708,613,154	$—

78 Absolute Return 500 Fund

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(552,926)	$—
Futures contracts	4,666,330	—	—
Written options outstanding	—	(70,239)	—
Written swap options outstanding	—	(483,888)	—
Forward premium swap option contracts	—	10,729	—
TBA sale commitments	—	(67,483,710)	—
Interest rate swap contracts	—	(761,459)	—
Total return swap contracts	—	5,968,908	—
Credit default contracts	—	(12,576,026)	—
Totals by level	$4,666,330	$(75,948,611)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

Absolute Return 500 Fund 79

Statement of assets and liabilities 10/31/17

ASSETS
Investment in securities, at value, including $32,211,286 of securities on loan (Notes 1 and 9):
Unaffiliated issuers (identified cost $633,745,900)	$663,749,502
Affiliated issuers (identified cost $219,129,332) (Notes 1 and 5)	219,129,332
Repurchase agreements (identified cost $214,179,000) (Note 1)	214,179,001
Cash	99,641
Foreign currency (cost $339,126) (Note 1)	339,728
Dividends, interest and other receivables	2,586,181
Receivable for shares of the fund sold	1,578,964
Receivable for investments sold	1,545,482
Receivable for sales of delayed delivery securities (Note 1)	62,839,710
Receivable for variation margin on futures contracts (Note 1)	514,245
Receivable for variation margin on centrally cleared swap contracts (Note 1)	277,378
Unrealized appreciation on forward premium swap option contracts (Note 1)	46,433
Unrealized appreciation on forward currency contracts (Note 1)	2,125,356
Unrealized appreciation on OTC swap contracts (Note 1)	26,606,011
Premium paid on OTC swap contracts (Note 1)	1,555,248
Prepaid assets	28,256
Total assets	1,197,200,468

LIABILITIES
Payable for investments purchased	655,274
Payable for purchases of delayed delivery securities (Note 1)	123,543,510
Payable for shares of the fund repurchased	1,126,442
Payable for compensation of Manager (Note 2)	395,067
Payable for custodian fees (Note 2)	73,583
Payable for investor servicing fees (Note 2)	180,904
Payable for Trustee compensation and expenses (Note 2)	138,381
Payable for administrative services (Note 2)	3,912
Payable for distribution fees (Note 2)	191,764
Payable for variation margin on futures contracts (Note 1)	337,578
Payable for variation margin on centrally cleared swap contracts (Note 1)	268,263
Unrealized depreciation on OTC swap contracts (Note 1)	21,765,723
Premium received on OTC swap contracts (Note 1)	4,753,971
Unrealized depreciation on forward currency contracts (Note 1)	2,678,282
Unrealized depreciation on forward premium swap option contracts (Note 1)	35,704
Written options outstanding, at value (premiums $1,813,771) (Note 1)	554,127
TBA sale commitments, at value (proceeds receivable $67,544,727) (Note 1)	67,483,710
Collateral on securities loaned, at value (Note 1)	32,747,700
Collateral on certain derivative contracts, at value (Notes 1 and 9)	5,005,205
Other accrued expenses	228,396
Total liabilities	262,167,496

Net assets	$935,032,972

(Continued on next page)

80 Absolute Return 500 Fund

Statement of assets and liabilities cont.

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$878,889,826
Undistributed net investment income (Note 1)	11,502,370
Accumulated net realized gain on investments and foreign currency transactions (Note 1)	6,356,878
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	38,283,898
Total — Representing net assets applicable to capital shares outstanding	$935,032,972

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($237,444,698 divided by 20,736,945 shares)	$11.45
Offering price per class A share (100/94.25 of $11.45)*	$12.15
Net asset value and offering price per class B share ($22,068,697 divided by 1,970,136 shares)**	$11.20
Net asset value and offering price per class C share ($137,378,418 divided by 12,304,296 shares)**	$11.17
Net asset value and redemption price per class M share ($5,431,554 divided by 482,184 shares)	$11.26
Offering price per class M share (100/96.50 of $11.26)*	$11.67
Net asset value, offering price and redemption price per class P share
($121,315,660 divided by 10,506,402 shares)	$11.55
Net asset value, offering price and redemption price per class R share
($562,078 divided by 48,178 shares)	$11.67
Net asset value, offering price and redemption price per class R6 share
($5,183,945 divided by 447,986 shares)	$11.57
Net asset value, offering price and redemption price per class Y share
($405,647,922 divided by 35,177,932 shares)	$11.53

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Absolute Return 500 Fund 81

Statement of operations Year ended 10/31/17

INVESTMENT INCOME
Interest (including interest income of $1,671,878 from investments in affiliated issuers) (Note 5)	$16,151,921
Dividends (net of foreign tax of $426,337)	8,293,621
Securities lending (net of expenses) (Notes 1 and 5)	102,541
Total investment income	24,548,083

EXPENSES
Compensation of Manager (Note 2)	5,652,645
Investor servicing fees (Note 2)	1,100,188
Custodian fees (Note 2)	170,876
Trustee compensation and expenses (Note 2)	55,424
Distribution fees (Note 2)	2,559,446
Administrative services (Note 2)	29,747
Other	500,321
Fees waived and reimbursed by Manager (Note 2)	(318,272)
Total expenses	9,750,375

Expense reduction (Note 2)	(12,644)
Net expenses	9,737,731

Net investment income	14,810,352

Net realized gain on securities from unaffiliated issuers (Notes 1 and 3)	48,625,274
Net realized gain on forward currency contracts (Note 1)	2,485,019
Net realized loss on foreign currency transactions (Note 1)	(6,016)
Net realized loss on swap contracts (Note 1)	(10,733,234)
Net realized loss on futures contracts (Note 1)	(342,970)
Net realized loss on written options (Note 1)	(666,852)
Net unrealized appreciation of securities in unaffiliated issuers and TBA sale commitments
during the year	6,876,534
Net unrealized depreciation of forward currency contracts during the year	(1,517,246)
Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(1,724)
Net unrealized depreciation of swap contracts during the year	(3,860,149)
Net unrealized appreciation of futures contracts during the year	4,872,340
Net unrealized appreciation of written options during the year	646,308
Net gain on investments	46,377,284

Net increase in net assets resulting from operations	$61,187,636

The accompanying notes are an integral part of these financial statements.

82 Absolute Return 500 Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 10/31/17	Year ended 10/31/16
Operations
Net investment income	$14,810,352	$16,519,502
Net realized gain (loss) on investments
and foreign currency transactions	39,361,221	(58,445,782)
Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	7,016,063	22,749,523
Net increase (decrease) in net assets resulting
from operations	61,187,636	(19,176,757)
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	—	(17,782,903)
Class B	—	(1,229,392)
Class C	—	(8,174,016)
Class M	—	(397,229)
Class R	—	(10,533)
Class R5	—	(519)
Class R6	—	(308,020)
Class Y	—	(22,588,414)
From return of capital
Class A	—	(432,374)
Class B	—	(29,891)
Class C	—	(198,743)
Class M	—	(9,658)
Class R	—	(256)
Class R5	—	(13)
Class R6	—	(7,489)
Class Y	—	(549,215)
From net realized long-term gain on investments
Class A	—	(3,678,309)
Class B	—	(308,937)
Class C	—	(1,985,501)
Class M	—	(89,754)
Class R	—	(8,209)
Class R5	—	(102)
Class R6	—	(59,584)
Class Y	—	(4,425,230)
Increase (decrease) from capital share transactions (Note 4)	(179,999,553)	5,133,443
Total decrease in net assets	(118,811,917)	(76,317,605)

NET ASSETS
Beginning of year	1,053,844,889	1,130,162,494
End of year (including undistributed net investment
income of $11,502,370 and accumulated net investment
loss of $10,678,477, respectively)	$935,032,972	$1,053,844,889

The accompanying notes are an integral part of these financial statements.

Absolute Return 500 Fund 83

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From						expenses	investment
	value,		and unrealized	Total from	From	net realized	From		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	net investment	gain on	return of	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	investments	operations	income	investments	capital	distributions	of period	value (%) [b]	(in thousands)	(%) [c,d]	net assets (%) [d]	(%)
Class A
October 31, 2017	$10.74	.17	.54	.71	—	—	—	—	$11.45	6.61	$237,445	1.02	1.55	496[e]
October 31, 2016	11.55	.16	(.34)	(.18)	(.51)	(.11)	(.01)	(.63)	10.74	(1.56)	319,048	1.05	1.49	522[e]
October 31, 2015	11.81	.13	.24	.37	(.11)	(.52)	—	(.63)	11.55	3.25	399,301	1.11	1.09	510[e]
October 31, 2014	11.54	.15	.29	.44	(.17)	—	—	(.17)	11.81	3.88	345,053	1.10	1.32	309[e]
October 31, 2013	11.33	.20	.08	.28	(.07)	—	—	(.07)	11.54	2.49	378,440	1.11	1.72	189[f]
Class B
October 31, 2017	$10.58	.09	.53	.62	—	—	—	—	$11.20	5.86	$22,069	1.77	.82	496[e]
October 31, 2016	11.38	.08	(.34)	(.26)	(.42)	(.11)	(.01)	(.54)	10.58	(2.35)	28,849	1.80	.74	522[e]
October 31, 2015	11.64	.04	.24	.28	(.02)	(.52)	—	(.54)	11.38	2.49	33,624	1.86	.33	510[e]
October 31, 2014	11.38	.07	.28	.35	(.09)	—	—	(.09)	11.64	3.08	35,171	1.85	.57	309[e]
October 31, 2013	11.18	.11	.09	.20	—	—	—	—	11.38	1.79	37,351	1.86	.97	189[f]
Class C
October 31, 2017	$10.55	.09	.53	.62	—	—	—	—	$11.17	5.88	$137,378	1.77	.81	496[e]
October 31, 2016	11.36	.08	(.34)	(.26)	(.43)	(.11)	(.01)	(.55)	10.55	(2.30)	184,959	1.80	.74	522[e]
October 31, 2015	11.62	.04	.25	.29	(.03)	(.52)	—	(.55)	11.36	2.53	211,594	1.86	.33	510[e]
October 31, 2014	11.36	.07	.28	.35	(.09)	—	—	(.09)	11.62	3.08	183,688	1.85	.57	309[e]
October 31, 2013	11.17	.11	.08	.19	—	—	—	—	11.36	1.70	185,562	1.86	.97	189[f]
Class M
October 31, 2017	$10.61	.11	.54	.65	—	—	—	—	$11.26	6.13	$5,432	1.52	1.06	496[e]
October 31, 2016	11.44	.10	(.35)	(.25)	(.46)	(.11)	(.01)	(.58)	10.61	(2.17)	9,799	1.55	.98	522[e]
October 31, 2015	11.70	.07	.24	.31	(.05)	(.52)	—	(.57)	11.44	2.78	9,246	1.61	.58	510[e]
October 31, 2014	11.43	.09	.29	.38	(.11)	—	—	(.11)	11.70	3.37	7,096	1.60	.81	309[e]
October 31, 2013	11.23	.14	.08	.22	(.02)	—	—	(.02)	11.43	1.95	7,029	1.61	1.22	189[f]
Class P
October 31, 2017	$10.79	.21	.55	.76	—	—	—	—	$11.55	7.04	$121,316.65		1.92	496[e]
October 31, 2016†	10.76	.03	—[h]	.03	—	—	—	—	10.79	.28*	88,829	.11*	.28*	522[e]
Class R
October 31, 2017	$10.97	.13	.57	.70	—	—	—	—	$11.67	6.38	$562	1.27	1.19	496[e]
October 31, 2016	11.42	.13	(.34)	(.21)	(.13)	(.11)	—[h]	(.24)	10.97	(1.80)	1,042	1.30	1.18	522[e]
October 31, 2015	11.68	.09	.26	.35	(.09)	(.52)	—	(.61)	11.42	3.07	591	1.36	.82	510[e]
October 31, 2014	11.47	.12	.28	.40	(.19)	—	—	(.19)	11.68	3.52	6,271	1.35	1.06	309[e]
October 31, 2013	11.26	.16	.10	.26	(.05)	—	—	(.05)	11.47	2.30	4,058	1.36	1.44	189[f]
Class R6
October 31, 2017	$10.81	.21	.55	.76	—	—	—	—	$11.57	7.03	$5,184.69		1.89	496[e]
October 31, 2016	11.63	.20	(.36)	(.16)	(.54)	(.11)	(.01)	(.66)	10.81	(1.31)	5,348.72		1.83	522[e]
October 31, 2015	11.89	.16	.25	.41	(.15)	(.52)	—	(.67)	11.63	3.59	6,766.80		1.41	510[e]
October 31, 2014	11.62	.19	.29	.48	(.21)	—	—	(.21)	11.89	4.23	4,288.79		1.63	309[e]
October 31, 2013	11.38	.21[g]	.12	.33	(.09)	—	—	(.09)	11.62	2.88	4,411.80		1.80[g]	189[f]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

84 Absolute Return 500 Fund	Absolute Return 500 Fund 85

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From						expenses	investment
	value,		and unrealized	Total from	From	net realized	From		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	net investment	gain on	return of	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	investments	operations	income	investments	capital	distributions	of period	value (%) [b]	(in thousands)	(%) [c,d]	net assets (%) [d]	(%)
Class Y
October 31, 2017	$10.78	.20	.55	.75	—	—	—	—	$11.53	6.96	$405,648.77		1.81	496[e]
October 31, 2016	11.60	.19	(.35)	(.16)	(.54)	(.11)	(.01)	(.66)	10.78	(1.38)	415,969.80		1.74	522[e]
October 31, 2015	11.86	.16	.24	.40	(.14)	(.52)	—	(.66)	11.60	3.54	469,028.86		1.34	510[e]
October 31, 2014	11.60	.18	.29	.47	(.21)	—	—	(.21)	11.86	4.07	296,153.85		1.55	309[e]
October 31, 2013	11.38	.23	.09	.32	(.10)	—	—	(.10)	11.60	2.83	217,880.86		1.98	189[f]

* Not annualized.

† For the period August 31, 2016 (commencement of operations) to October 31, 2016.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets (Note 2):

	10/31/17	10/31/16	10/31/15	10/31/14	10/31/13
Class A	0.03%	0.03%	0.02%	0.02%	0.02%
Class B	0.03	0.03	0.02	0.02	0.02
Class C	0.03	0.03	0.02	0.02	0.02
Class M	0.03	0.03	0.02	0.02	0.02
Class P	0.03	0.01	-	-	-
Class R	0.03	0.03	0.02	0.02	0.02
Class R6	0.03	0.03	-	-	-
Class Y	0.03	0.03	0.02	0.02	0.02

e Portfolio turnover includes TBA purchase and sale commitments.

f Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %
October 31, 2013	415%

g The net investment income ratio and per share amount shown for the period ending October 31, 2013 may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

h Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

86 Absolute Return 500 Fund	Absolute Return 500 Fund 87

Notes to financial statements 10/31/17

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2016 through October 31, 2017.

Putnam Absolute Return 500 Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massa-chusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek to earn a positive total return that exceeds the return on U.S. Treasury bills by 500 basis points (or 5.00%) on an annualized basis over a reasonable period of time (generally at least three years or more) regardless of market conditions. The fund is designed to pursue a consistent absolute return by combining two independent investment strategies—a beta strategy, which provides broad exposure to investment markets, and an alpha strategy, which seeks returns from active trading. The beta strategy seeks to balance risk and to provide positive total return by investing, without limit, in many different asset classes, including U.S., international, and emerging markets equity securities (growth or value stocks or both) and fixed-income securities; mortgage- and asset-backed securities; below-investment-grade securities (sometimes referred to as “junk bonds”); inflation-protected securities; commodities; and real estate investment trusts (REITs). The alpha strategy involves the potential use of active trading strategies designed to provide additional total return through active security selection, tactical asset allocation, currency transactions and options transactions. In pursuing a consistent absolute return, the fund’s strategies are also generally intended to produce lower volatility over a reasonable period of time than has been historically associated with traditional asset classes that have earned similar levels of return over long historical periods. These traditional asset classes might include, for example, balanced portfolios with significant exposure to both stocks and bonds. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, and, among other factors, credit, interest rate and prepayment risks when deciding whether to buy or sell fixed-income investments. Putnam Management may also take into account general market conditions when making investment decisions. The fund typically uses derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, to a significant extent for hedging purposes and to increase the fund’s exposure to the asset classes and strategies mentioned above, which may create investment leverage.

The fund offers class A, class B, class C, class M, class P, class R, class R6 and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Effective April 1, 2017, purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class P, class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class P, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class P and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these

88 Absolute Return 500 Fund

contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain

Absolute Return 500 Fund 89

investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, which totaled $218,465,652, is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on

90 Absolute Return 500 Fund

securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance returns on securities owned, to gain exposure to securities and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

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An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as

92 Absolute Return 500 Fund

a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward

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Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $1,908,843 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $4,086,348 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $5,376,167 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $32,747,700 and the value of securities loaned amounted to $32,211,286.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

94 Absolute Return 500 Fund

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from foreign currency gains and losses, unrealized gains and losses on certain futures contracts, income on swap contracts, interest-only securities and Real Estate Mortgage Investment Conduits “REMIC” Securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $7,370,495 to increase undistributed net investment income, $130,297 to decrease paid-in capital and $7,240,198 to decrease accumulated net realized gain.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$68,792,015
Unrealized depreciation	(42,663,714)
Net unrealized appreciation	26,128,301
Undistributed ordinary income	15,481,008
Undistributed long-term gain	14,601,024
Cost for federal income tax purposes	$999,604,305

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.880%	of the first $5 billion,	0.680%	of the next $50 billion,
0.830%	of the next $5 billion,	0.660%	of the next $50 billion,
0.780%	of the next $10 billion,	0.650%	of the next $100 billion and
0.730%	of the next $10 billion,	0.645%	of any excess thereafter.

The applicable base fee is increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease is calculated monthly based on a performance adjustment

Absolute Return 500 Fund 95

rate that is equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the ICE BofAML U.S. Treasury Bill Index plus 5.00% over the thirty-six month period then ended (the “performance period”). The maximum annualized performance adjustment rate is +/- 0.20%. Each month, the performance adjustment rate is multiplied by the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from, the base fee for that month. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund under-performs significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.725% of the fund’s average net assets before a decrease of $1,268,130 (0.133% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through February 28, 2019, to the extent that the total expenses of the fund (before any applicable performance-based upward or downward adjustments to the fund’s management fee and excluding payments under the fund’s distribution plans, brokerage, interest, taxes, investor servicing fees, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses) would exceed an annual rate of 0.77% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $318,272 as a result of this limit.

Putnam Management has also contractually agreed, through February 28, 2019, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution

96 Absolute Return 500 Fund

accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%. Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$344,096	Class R	911
Class B	32,921	Class R6	2,621
Class C	203,397	Class Y	496,905
Class M	8,935	Total	$1,100,188
Class P	10,402

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $4,547 under the expense offset arrangements and by $8,097 under the brokerage/ service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $666, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$666,276
Class B	1.00%	1.00%	256,227
Class C	1.00%	1.00%	1,581,528
Class M	1.00%	0.75%	51,910
Class R	1.00%	0.50%	3,505
Total			$2,559,446

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $39,543 and $283 from the sale of class A and class M shares, respectively, and received $10,369 and $2,944 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

Absolute Return 500 Fund 97

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $81 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$3,356,740,818	$3,713,357,899
U.S. government securities (Long-term)	—	—
Total	$3,356,740,818	$3,713,357,899

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	YEAR ENDED 10/31/17		YEAR ENDED 10/31/16
Class A	Shares	Amount	Shares	Amount
Shares sold	5,333,624	$59,129,114	11,657,120	$125,379,131
Shares issued in connection with
reinvestment of distributions	—	—	1,917,803	20,443,779
	5,333,624	59,129,114	13,574,923	145,822,910
Shares repurchased	(14,316,021)	(157,938,839)	(18,416,571)	(196,832,414)
Net decrease	(8,982,397)	$(98,809,725)	(4,841,648)	$(51,009,504)

	YEAR ENDED 10/31/17		YEAR ENDED 10/31/16
Class B	Shares	Amount	Shares	Amount
Shares sold	70,223	$752,034	230,751	$2,452,779
Shares issued in connection with
reinvestment of distributions	—	—	140,037	1,481,587
	70,223	752,034	370,788	3,934,366
Shares repurchased	(826,424)	(8,981,954)	(597,993)	(6,331,149)
Net decrease	(756,201)	$(8,229,920)	(227,205)	$(2,396,783)

	YEAR ENDED 10/31/17		YEAR ENDED 10/31/16
Class C	Shares	Amount	Shares	Amount
Shares sold	1,004,149	$10,835,868	3,564,409	$37,892,429
Shares issued in connection with
reinvestment of distributions	—	—	910,667	9,598,433
	1,004,149	10,835,868	4,475,076	47,490,862
Shares repurchased	(6,236,466)	(67,352,332)	(5,557,790)	(58,680,710)
Net decrease	(5,232,317)	$(56,516,464)	(1,082,714)	$(11,189,848)

98 Absolute Return 500 Fund

	YEAR ENDED 10/31/17		YEAR ENDED 10/31/16
Class M	Shares	Amount	Shares	Amount
Shares sold	212,510	$2,273,146	319,023	$3,434,092
Shares issued in connection with
reinvestment of distributions	—	—	46,698	494,527
	212,510	2,273,146	365,721	3,928,619
Shares repurchased	(653,549)	(7,065,679)	(250,770)	(2,665,385)
Net increase (decrease)	(441,039)	$(4,792,533)	114,951	$1,263,234

			FOR THE PERIOD 8/31/16
			(COMMENCEMENT OF OPERATIONS)
	YEAR ENDED 10/31/17		TO 10/31/16
Class P	Shares	Amount	Shares	Amount
Shares sold	5,011,962	$55,788,707	9,078,609	$97,913,026
Shares issued in connection with
reinvestment of distributions	—	—	—	—
	5,011,962	55,788,707	9,078,609	97,913,026
Shares repurchased	(2,740,573)	(30,456,942)	(843,596)	(9,107,797)
Net increase	2,271,389	$25,331,765	8,235,013	$88,805,229

	YEAR ENDED 10/31/17		YEAR ENDED 10/31/16
Class R	Shares	Amount	Shares	Amount
Shares sold	16,689	$187,506	75,835	$834,193
Shares issued in connection with
reinvestment of distributions	—	—	1,642	17,933
	16,689	187,506	77,477	852,126
Shares repurchased	(63,567)	(711,850)	(34,115)	(372,384)
Net increase (decrease)	(46,878)	$(524,344)	43,362	$479,742

			YEAR ENDED 10/31/16*
Class R5			Shares	Amount
Shares sold			—	$—
Shares issued in connection with reinvestment of distributions			59	634
			59	634
Shares repurchased			(1,031)	(10,952)
Net decrease			(972)	$(10,318)

* Effective February 1, 2016, the fund has liquidated its class R5 shares.

	YEAR ENDED 10/31/17		YEAR ENDED 10/31/16
Class R6	Shares	Amount	Shares	Amount
Shares sold	86,870	$965,253	173,889	$1,866,925
Shares issued in connection with
reinvestment of distributions	—	—	35,023	375,093
	86,870	965,253	208,912	2,242,018
Shares repurchased	(133,450)	(1,485,621)	(296,040)	(3,208,968)
Net decrease	(46,580)	$(520,368)	(87,128)	$(966,950)

Absolute Return 500 Fund 99

	YEAR ENDED 10/31/17		YEAR ENDED 10/31/16
Class Y	Shares	Amount	Shares	Amount
Shares sold	16,968,992	$189,119,471	31,971,525	$344,868,981
Shares issued in connection with
reinvestment of distributions	—	—	2,170,251	23,199,982
	16,968,992	189,119,471	34,141,776	368,068,963
Shares repurchased	(20,360,415)	(225,057,435)	(35,990,095)	(387,910,322)
Net decrease	(3,391,423)	$(35,937,964)	(1,848,319)	$(19,841,359)

At the close of the reporting period, Putnam Investments, LLC owned 1,034 class R6 shares of the fund (0.23% of class R6 shares outstanding), valued at $11,963.

At the close of the reporting period, a fund within the Putnam RetirementReady Funds owned 5.0% of the outstanding shares of the fund.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 10/31/16	cost	proceeds	income	of 10/31/17
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$34,464,800	$466,497,572	$468,214,672	$269,930	$32,747,700
Putnam Short Term
Investment Fund**	211,717,663	16,163,969	41,500,000	1,671,878	186,381,632
Total Short-term
investments	$246,182,463	$482,661,541	$509,714,672	$1,941,808	$219,129,332

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

100 Absolute Return 500 Fund

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$2,100,000
Purchased currency options (contract amount)	$32,400,000
Purchased swap option contracts (contract amount)	$77,200,000
Written equity option contracts (contract amount)	$120,000
Written currency options (contract amount)	$32,400,000
Written swap option contracts (contract amount)	$75,400,000
Futures contracts (number of contracts)	2,000
Forward currency contracts (contract amount)	$353,700,000
Centrally cleared interest rate swap contracts (notional)	$724,300,000
OTC total return swap contracts (notional)	$1,724,900,000
OTC credit default contracts (notional)	$62,600,000
Centrally cleared credit default contracts (notional)	$70,400,000
Warrants (number of warrants)	1,900,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Payables, Net assets —
Credit contracts	Receivables	$2,677,540	Unrealized depreciation	$15,253,566*
Foreign exchange	Investments,
contracts	Receivables	2,326,463	Payables	2,734,996
Investments,
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	33,268,317*	Unrealized depreciation	19,560,272*
Investments,
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	3,011,821*	Unrealized depreciation	4,324,247*
Total		$41,284,141		$41,873,081

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

Absolute Return 500 Fund 101

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not
accounted for as
hedging				Forward
instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$(622,922)	$(622,922)
Foreign exchange
contracts	—	883,927	—	2,485,019	—	3,368,946
Equity contracts	3,929,126	(10,099,109)	(83,162)	—	(168,150)	(6,421,295)
Interest
rate contracts	—	(372,027)	(259,808)	—	(9,942,162)	(10,573,997)
Total	$3,929,126	$(9,587,209)	$(342,970)	$2,485,019	$(10,733,234)	$(14,249,268)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not
accounted for as
hedging				Forward
instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$(2,264,623)	$(2,264,623)
Foreign exchange
contracts	—	(129,538)	—	(1,517,246)	—	(1,646,784)
Equity contracts	(2,095,147)	289,782	5,143,652	—	(3,201,133)	137,154
Interest
rate contracts	—	280,839	(271,312)	—	1,605,607	1,615,134
Total	$(2,095,147)	$441,083	$4,872,340	$(1,517,246)	$(3,860,149)	$(2,159,119)

102 Absolute Return 500 Fund

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Absolute Return 500 Fund 103

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc.	Barclays Capital, Inc. (clearing broker)	Citibank, N. A.	Citigroup Global Markets, Inc.	Credit Suisse International	Deutsche BankAG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Morgan Stanley & Co. International PLC	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
Centrally cleared interest
rate swap contracts§	$ —	$ —	$ —	$ 277,378	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ 277,378
OTC Total return
swap contracts*#	12,107,001	72	—	—	8,215,893	—	3,803	1,927,652	2,425,988	—	741,617	10,068	—	—	—	—	—	—	25,432,094
OTC Credit default
contracts —
protection sold *#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default
contracts — protection
purchased*#	—	—	—	—	—	57,812	815,804	—	753,759	—	—	1,050,165	—	—	—	—	—	—	2,677,540
Centrally cleared credit
default contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	—	514,245	—	—	—	—	—	514,245
Forward currency
contracts #	218,078	29,858	—	—	82,191	—	153,282	—	218,637	221,793	282,575	—	—	—	517,779	48,632	237,353	115,178	2,125,356
Forward premium swap
option contracts #	23,511	—	—	—	5,725	—	52	—	—	—	17,145	—	—	—	—	—	—	—	46,433
Purchased swap
options **#	59,197	—	—	—	91,102	—	30,267	—	71,802	—	66,031	—	—	—	—	—	—	—	318,399
Purchased options **#	494,775	—	—	—	494,189	—	—	—	—	—	398,381	—	—	—	—	—	—	—	1,387,345
Repurchase
agreements **	—	—	100,000,000	—	—	—	—	—	—	48,363,000	—	—	65,816,001	—	—	—	—	—	214,179,001
Total Assets	$12,902,562	$29,930	$100,000,000	$277,378	$8,889,100	$57,812	$1,003,208	$1,927,652	$3,470,186	$48,584,793	$1,505,749	$1,060,233	$66,330,246	$—	$517,779	$48,632	$237,353	$115,178	$246,957,791
Liabilities:
Centrally cleared interest
rate swap contracts§	—	—	—	127,273	—	—	—	—	—	—	—	—	—	—	—	—	—	—	127,273
OTC Total return
swap contracts*#	11,118,790	133,659	—	—	6,384,960	—	283,441	1,154,975	145,615	—	—	—	—	—	—	—	241,746	—	19,463,186
OTC Credit default
contracts — protection
sold*#	70,688	172,182	—	—	—	—	2,161,077	—	2,207,715	—	—	2,393,221	—	—	—	—	—	—	7,004,883
OTC Credit default
contracts — protection
purchased*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Centrally cleared credit
default contracts§	—	—	—	140,990	—	—	—	—	—	—	—	—	—	—	—	—	—	—	140,990
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	—	337,578	—	—	—	—	—	337,578

104 Absolute Return 500 Fund	Absolute Return 500 Fund 105

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc.	Barclays Capital, Inc. (clearing broker)	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Deutsche BankAG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Morgan Stanley & Co. International PLC	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Forward currency
contracts #	$239,905	$181,151	$—	$—	$229,191	$—	$140,502	$—	451,515	—	189,223	—	—	—	644,726	409,776	192,293	—	2,678,282
Forward premium swap
option contracts #	15,666	5,991	—	—	1,959	—	—	—	552	—	11,097	—	—	439	—	—	—	—	35,704
Written swap options #	59,509	—	—	—	130,685	—	23,279	—	85,867	—	184,548	—	—	—	—	—	—	—	483,888
Written options #	40,745	—	—	—	—	—	—	—	—	—	29,494	—	—	—	—	—	—	—	70,239
Reverse repurchase
agreements	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total Liabilities	$11,545,303	$492,983	$—	$268,263	$6,746,795	$—	$2,608,299	$1,154,975	$2,891,264	$—	$414,362	$2,393,221	$337,578	$439	$644,726	$409,776	$434,039	$—	$30,342,023
Total Financial and
Derivative Net Assets	$1,357,259	$(463,053)	$100,000,000	$9,115	$2,142,305	$57,812	$(1,605,091)	$772,677	$578,922	$48,584,793	$1,091,387	$(1,332,988)	$65,992,668	$(439)	$(126,947)	$(361,144)	$(196,686)	$115,178	$216,615,768
Total collateral received
(pledged)†##	$1,330,000	$(443,770)	$100,000,000	$—	$2,142,305	$—	$(1,605,091)	$772,677	$458,881	$48,584,793	$1,091,387	$(1,312,542)	$65,992,668	$—	$(126,947)	$(312,449)	$91,302	$—
Net amount	$27,259	$(19,283)	$—	$9,115	$—	$57,812	$—	$—	$120,041	$—	$—	$(20,446)	$—	$(439)	$—	$(48,695)	$(287,988)	$115,178
Controlled collateral
received (including
TBA commitments)**	$1,330,000	$—	$—	$—	$2,428,000	$—	$—	$1,000,000	$—	$134,205	$—	$—	$113,000	$—	$—	$—	$—	$—	$5,005,205
Uncontrolled collateral
received	$—	$—	$102,003,001	$—	$—	$—	$—	$—	$458,881	$49,330,331	$1,358,660	$—	$67,132,320	$—	$—	$—	$91,302	$—	$220,374,495
Collateral (pledged)
(including TBA
commitments)**	$—	$(443,770)	$—	$—	$—	$—	$(3,156,753)	$—	$—	$—	$—	$(1,312,542)	$—	$—	$(150,653)	$(312,449)	$—	$—	$(5,376,167)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $3,679,845 and $10,335,712, respectively.

106 Absolute Return 500 Fund	Absolute Return 500 Fund 107

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $16,061,126 as a capital gain dividend with respect to the taxable year ended October 31, 2017, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 17.12% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 30.24%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2018 will show the tax status of all distributions paid to your account in calendar 2017.

108 Absolute Return 500 Fund

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation

Absolute Return 500 Fund 109

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006 and Vice Chair since 2016

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Eversource Corporation, which operates New England's largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman or Co-Chairman of the Investment Committees for various Cabot Funds. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

Manoj P. Singh

Born 1952, Trustee since 2017

Principal occupations during past five years: Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization. Served on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

Other directorships: Director of Abt Associates, a global research firm focused on health, social and environmental policy, and international development. Trustee of Carnegie Mellon University. Trustee of Rubin Museum of Art. Director of Pratham USA, an organization dedicated to children's education in India. Member of the Advisory Board of Altimetrik, a business transformation and technology solutions firm. Director of DXC Technology, a global IT services and consulting company

INTERESTED TRUSTEE

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of October 31, 2017, there were 106 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

110 Absolute Return 500 Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Susan G. Malloy (Born 1957)
Executive Vice President, Principal Executive Officer,	Vice President and Assistant Treasurer
and Compliance Liaison	Since 2007
Since 2004	Head of Accounting, Middle Office, & Control Services,
Putnam Investments and Putnam Management
Robert T. Burns (Born 1961)
Vice President and Chief Legal Officer	Mark C. Trenchard (Born 1962)
Since 2011	Vice President and BSA Compliance Officer
General Counsel, Putnam Investments,	Since 2002
Putnam Management, and Putnam Retail Management	Director of Operational Compliance, Putnam
Investments and Putnam Retail Management
James F. Clark (Born 1974)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2016	Vice President, Director of Proxy Voting and Corporate
Chief Compliance Officer, Putnam Investments	Governance, Assistant Clerk, and Assistant Treasurer
and Putnam Management	Since 2000

Michael J. Higgins (Born 1976)	Denere P. Poulack (Born 1968)
Vice President, Treasurer, and Clerk	Assistant Vice President, Assistant Clerk,
Since 2010	and Assistant Treasurer
Since 2004
Janet C. Smith (Born 1965)
Vice President, Principal Financial Officer, Principal
Accounting Officer, and Assistant Treasurer
Since 2007
Head of Fund Administration Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

Absolute Return 500 Fund 111

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Value
Capital Opportunities Fund	Convertible Securities Fund
Capital Spectrum Fund	Equity Income Fund
Emerging Markets Equity Fund	International Value Fund
Equity Spectrum Fund	Multi-Cap Value Fund
Europe Equity Fund	Small Cap Value Fund
Global Equity Fund
International Capital Opportunities Fund	Income
International Equity Fund	American Government Income Fund
Investors Fund	Diversified Income Trust
Low Volatility Equity Fund	Emerging Markets Income Fund
Multi-Cap Core Fund	Floating Rate Income Fund
Research Fund	Global Income Trust
Government Money Market Fund*
Global Sector	High Yield Fund
Global Consumer Fund	Income Fund
Global Financials Fund	Money Market Fund†
Global Health Care Fund	Short Duration Income Fund
Global Industrials Fund	U.S. Government Income Trust
Global Natural Resources Fund
Global Sector Fund	Tax-free Income
Global Technology Fund	AMT-Free Municipal Fund
Global Telecommunications Fund	Intermediate-Term Municipal Income Fund
Global Utilities Fund	Short-Term Municipal Income Fund
Tax Exempt Income Fund
Growth	Tax-Free High Yield Fund
Growth Opportunities Fund
International Growth Fund	State tax-free income funds‡:
Multi-Cap Growth Fund	California, Massachusetts, Minnesota,
Small Cap Growth Fund	New Jersey, New York, Ohio, and Pennsylvania.

112 Absolute Return 500 Fund

Absolute Return	Asset Allocation
Absolute Return 100 Fund®	George Putnam Balanced Fund
Absolute Return 300 Fund®
Absolute Return 500 Fund®	Dynamic Asset Allocation Balanced Fund
Absolute Return 700 Fund®	Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Putnam PanAgora**	Dynamic Risk Allocation Fund
Putnam PanAgora Managed Futures Strategy
Putnam PanAgora Market Neutral Fund	Retirement Income Fund Lifestyle 1
Putnam PanAgora Risk Parity Fund
RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
RetirementReady® 2020 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

** Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Absolute Return 500 Fund 113

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

114 Absolute Return 500 Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Jameson A. Baxter, Chair	Vice President, Treasurer,
Management, LLC	Kenneth R. Leibler, Vice Chair	and Clerk
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Janet C. Smith
	Barbara M. Baumann	Vice President,
Investment Sub-Advisors	Katinka Domotorffy	Principal Financial Officer,
Putnam Investments Limited	Catharine Bond Hill	Principal Accounting Officer,
16 St James’s Street	Paul L. Joskow	and Assistant Treasurer
London, England SW1A 1ER	Robert E. Patterson
	George Putnam, III	Susan G. Malloy
The Putnam Advisory Company, LLC	Robert L. Reynolds	Vice President and
One Post Office Square	Manoj P. Singh	Assistant Treasurer
Boston, MA 02109
	Officers	Mark C. Trenchard
Marketing Services	Robert L. Reynolds	Vice President and
Putnam Retail Management	President	BSA Compliance Officer
One Post Office Square
Boston, MA 02109	Jonathan S. Horwitz	Nancy E. Florek
	Executive Vice President,	Vice President, Director of
Custodian	Principal Executive Officer,	Proxy Voting and Corporate
State Street Bank	and Compliance Liaison	Governance, Assistant Clerk,
and Trust Company		and Assistant Treasurer
Robert T. Burns
Legal Counsel	Vice President and	Denere P. Poulack
Ropes & Gray LLP	Chief Legal Officer	Assistant Vice President, Assistant
Clerk, and Assistant Treasurer
Independent Registered	James F. Clark
Public Accounting Firm	Vice President and
PricewaterhouseCoopers LLP	Chief Compliance Officer

Absolute Return 500 Fund 115

This report is for the information of shareholders of Putnam Absolute Return 500 Fund®. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

116 Absolute Return 500 Fund

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

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AN110 308587 12/17

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

October 31, 2017	$145,226	$ —	$16,679	$ —
October 31, 2016	$129,835	$ —	$15,470	$ —

For the fiscal years ended October 31, 2017 and October 31, 2016, the fund's independent auditor billed aggregate non-audit fees in the amounts of $399,209 and $575,223 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of fund profitability

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

October 31, 2017	$ —	$382,530	$ —	$ —
October 31, 2016	$ —	$559,753	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 28, 2017

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: December 28, 2017